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                  ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

                                 ANNUAL REPORT
                               DECEMBER 31, 1996















The following Annual Report for the Alliance Variable Products Series Fund, Inc. (the "Fund") includes financial information for the seventeen Portfolios of the Fund which were active as of December 31, 1996. Not all Portfolios of the Fund are available through each insurance product offering investments in the Fund.

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ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
LETTER TO SHAREHOLDERS

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January 31, 1997

Dear Investor:

We are pleased to provide you with investment results and overviews of market activity which impacted investment performance for Alliance Variable Products Series Fund during the fiscal year ended December 31, 1996.

We believe that the Alliance Variable Series Fund remains an excellent vehicle for investors interested in building assets for the future on a tax-deferred basis. Yet because each investor's needs are different, and diversifying among asset classes is one of the best ways to manage investment risk, we continue to add new portfolios to the Fund.

PORTFOLIO HIGHLIGHTS

As mentioned in our June report, the Quasar Portfolio, seeking growth of capital through aggressive investment policies, was launched in August. The Quasar Portfolio may invest in any type of security issued by any company in any industry that we believe to offer possibilities for capital appreciation, both inside and outside the U.S. Even though there are risks associated with an aggressive strategy, as well as investing in foreign countries, we believe a well-researched and professionally managed portfolio is a prudent way to invest.

On January 9, 1997, a Real Estate Investment, or REIT, Portfolio was introduced. This portfolio seeks long-term growth of capital and income by investing principally in exchange-traded equity securities issued by companies that are primarily engaged in, or related to, the real estate industry.

Unlike direct investments in real estate, investing in a portfolio of real estate-related equities provides liquidity and geographic diversification. The REIT portfolio is managed by Dan Pine who also manages other equity real estate funds for Alliance Capital. One of the largest fee-based property managers in the U.S., Koll, serves as a consultant in the portfolio management process.

Real estate returns don't always move in-step with other asset classes. That is why investing in an equity real estate portfolio can provide investment diversification. However, since the portfolio specializes in stocks of real estate management companies, it may be affected by economic and market conditions such as housing demand, tax and regulatory requirements as well as real estate price levels.

MARKET REVIEW

For the second consecutive year, the U.S. economy turned in a terrific performance, boosting domestic equities. Following 1995's 33.5% rise, the Dow Jones Industrial Average posted a 26% gain for 1996. Bond markets did not fare as well for the past year; the Lehman Brothers Aggregate Bond Index eked out a 3.63% return.

At the moment, the U.S. economy is growing at a slow but steady pace. Growth is moderate, inflation is well-behaved, the unemployment rate has fallen as more than two million new jobs were created, the federal budget deficit is at a 15-year low, and the dollar is stronger than it has been in some time. These favorable developments are the direct result of several market factors, including corporate restructurings, labor market flexibility and the right mix of monetary and fiscal policy.

The past year also showed a strong performance for most foreign equity markets, with the exception of Japan and, to a lesser extent, Switzerland. While Morgan Stanley's Europe, Australia, and Far East Index gained only

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6.05% during 1996, this was largely due to double-digit declines in the
Japanese market. (Excluding Japan, the index rose 20.96% during 1996.) Growing investor confidence in the prospects for recovery in Europe, lower interest rates, and the continued strong performance of the U.S. market ,has led savers worldwide to commit greater proportions of their savings to equities.

Despite sluggish domestic bond returns, non-U.S. bond markets continued their strong performance. The J.P. Morgan Emerging Markets Bond Index and the Salomon Brothers Non-Dollar Government Bond Index returned 5.45% and 4.08%, respectively, for the year ended December 31, 1996.

ECONOMIC OUTLOOK

For 1997, we do not foresee any sustained equity decline (defined as approaching or exceeding 10%). The fundamentals that have been behind our persistent bullishness, including good corporate health, moderate economic growth and inflation, U.S. technology leadership, and strong cash flows into equities, remain in place. However, current price/earnings ratios by historical norms indicate these strong fundamentals are now fairly priced. Finding good values in the market may become more difficult.

It is still not clear whether the economies of the U.S., Japan, and Europe will prove either a little weaker or a little stronger in 1997 than in 1996. Based on lackluster consumer spending, we currently believe that marginal economic weakening is not unlikely. With this in mind, our growth portfolios, while still fully invested, are positioned somewhat conservatively with greater-than-normal diversification.

Following the recent U.S. presidential election, the outlook for a balanced U.S. budget has improved. Under the current Congress and President, we do not foresee any major spending initiatives, and we do not believe there will be significant rate changes by the Federal Reserve in the short-term.

In the fixed income arena, we believe that higher-yielding fixed income issues, be they domestic corporate or asset-backed securities or emerging market or non-dollar government debt, should continue to be the best performers. While we continue to have a favorable outlook for emerging market debt, risk premiums in this asset class have narrowed, and we expect the pace of price appreciation to slow.

The following pages contain commentaries about investment activity for each of the Fund's portfolios and a separate page with investment results through December 31, 1996. We appreciate your investment in the portfolios of Alliance Variable Products Series Fund and look forward to reporting further investment progress in the coming period.


Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President

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CONSERVATIVE INVESTORS PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks the highest total return without, in the view of the Fund's Advisor, undue risk to principal by investing in a diversified mix of publicly traded equity and fixed income securities.

MARKET REVIEW

U.S. fixed income securities, the predominant asset class in this Fund, turned in a weak performance in 1996. The performance was disappointing especially in contrast to 1995's return of 19% as measured by the Lehman Brothers Corporate Bond Index and fell well short of the total rates of return reported by most equity security classes. For the full year, the bond market, as measured by the same index, recorded a total return of 2.9%. Bond returns were especially bifurcated -- declining some 1.9% during the first six months and rallying 4.9% in the final six months. The stock market, as represented by the S&P 500, tacked on an impressive 22.95% return in 1996, while most other equity classes enjoyed smaller double-digit rates of return. Indeed, the equity market's strong performance was only briefly interrupted mid-year when economic data seemed to be signaling a stronger-than-expected economy and investors became anxious about a tightening in monetary policy.

INVESTMENT RESULTS

For the fiscal year ended December 31, 1996, the Conservative Investors Portfolio provided a total return of 3.79%+. Its benchmark -- a composite of the S&P 500 Stock Index (30%), which had a return of 22.95% and the Lehman Brothers Government/Corporate Bond Index (70%), which posted a 2.9% return -- yielded an 8.92% return.

At the beginning of the year, the Portfolio's allocation to equities was a conservative 12% and the fixed income portion was of a longer duration than the fixed income benchmark. The Portfolio's allocation was designed to benefit from our forecast for weakening profits and falling interest rates. The Fund's performance relative to its benchmark suffered in the first quarter as stock prices rose and bond prices fell. In the March and June quarters, equity allocations were raised to 23% and 31% respectively. At the same time, the duration of the fixed income Portfolio was shortened to match the benchmark. These strategic shifts placed more emphasis on sector selection, overweighting undervalued sectors and underweighting unattractive sectors.

For example, the Fund's position in mortgages was reduced as interest rates began to decline and mortgage prepayment risk increased. Investments in corporate bonds were raised during the fourth quarter as spreads relative to those of the government widened because of heavy new issue activity. Such changes were beneficial: the bond portion of the Portfolio outperformed its benchmark during the second half of the year.

In the second half of the year, the Portfolio's total return, which underperformed its benchmark, a composite of the S&P 500 Stock Index (30%) and the Lehman Brothers Government/Corporate Bond Index (70%), was negatively affected by the Portfolio's cash position which ended the year at 18.8%. For additional information on the Portfolio's investment results, please turn to page A-24.

INVESTMENT OUTLOOK

We expect economic growth will moderate from its fourth quarter bounce to approximately a 2% rate during 1997. A return to trend rates of growth in consumer spending and exports, coupled with slower rates of increases in capital spending, should keep the economy on a moderate, but sustainable growth path. These conditions should permit long-term interest rates to decline as investor fears about a possible acceleration of inflation subside.

Looking forward, we are cautiously optimistic about equity prices. Although valuation levels are approaching historically high levels, they are supportable given our forecasts for benign inflation and moderate growth. Nonetheless, we anticipate more modest equity returns than were enjoyed in recent years. We also expect a closing in the performance of U.S. stocks over both fixed income and international equity securities. Lastly, we envision that a broader range of stocks will participate in the rising market in contrast to the concentrated performance witnessed in 1996.

PORTFOLIO STRATEGY

We will continue to pursue opportunities for total return consistent with the Portfolio's objective as they arise.

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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.

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GROWTH INVESTORS PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks the highest total return consistent with what the Fund's Advisor considers to be reasonable risk by investing in a diversified mix of publicly traded equity and fixed income securities.

MARKET REVIEW

1996 was another successful year for domestic equities. The S&P 500 generated a total return of approximately 22.95%, while most other indices managed to produce smaller but still double-digit rates of return. Foreign and U.S. fixed income securities, however, markedly underperformed U.S. equities. The market's strong performance was interrupted only briefly in late June and early July when economic data seemingly pointed to an accelerating economy and investors became increasingly concerned about a tightening in monetary policy. As the summer unfolded, indications of softer economic activity allowed the market to resume its race toward successive new highs.

The second half of the year could, in many respects, be characterized as an exaggeration of the trends evident during the first six months of the year. Indeed, the differences in performance among the various capitalization segments in the growth stocks sector were even more disparate than reported during the January - June time period. The Wilshire Large Cap Growth Index (an index comprised of the 750 equity securities that fit Wilshire Asset Management's "growth stock" characteristics and are the largest 750 securities in the Wilshire 5000 index) outperformed the Wilshire Small Cap Growth Index (an index comprised of 251 equity securities that fit Wilshire Asset Management's "growth stock" characteristics and fall between the 751 largest to the 2,500 largest securities in the Wilshire 5000 index) by some 200 basis points during the first half of the year and by more than 950 basis points in the last half.

Foreign stock markets, as measured by MSCI EAFE Index (a widely accepted measure of international performance) fell short of the S&P 500 by some 5.57% in the January - June period. In the last six months of the year, the underperformance gap widened to 10.22%. In our opinion, these unusually wide gaps in performance reflect the fact that portfolio managers are increasingly concentrating their investments in a smaller number of stocks. We believe this trend is not sustainable.

Trends in the fixed income market were notable exceptions to heightened divergence in performance among asset classes during the final six months of the year. While the S&P 500 outpaced the Lehman Brothers Government/Corporate Bond Index in the first half of the year by some 11.97%, the gap narrowed to 6.82% in the July - December time frame.

INVESTMENT RESULTS

For the fiscal year ended December 31, 1996, the Growth Investors Portfolio provided a total return of 8.18%+ compared to its benchmark -- a composite of the S&P 500 Stock Index (70%), which had a 22.95% return and the Lehman Brothers Government/Corporate Bond Index (30%), which posted a 2.9% return. This combination yielded a 16.94% return.

The Growth Investors Portfolio began the third quarter with equity exposure of 67%, bonds at 16% and a cash position of 17%. From June to December, the bond portion of the Portfolio was increased from 16% to 19.8% and cash was lowered from 17% to 5.2%. The total equity exposure was increased from 67% to 75% with additions made to international equities. The outperformance of large domestic stocks versus international and smaller cap stocks subtracted from the performance of the Portfolio versus its benchmark. For additional information on the Portfolio's investment results, please turn to page A-24.

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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.

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INVESTMENT OUTLOOK

What should investors expect after a two year run in U.S. stocks that generated a 69% total rate of return for the S&P 500? We remain cautiously optimistic. Although valuation levels are approaching historically high levels, our forecasts for benign inflation and interest rates in combination with moderately sustainable economic growth should provide important support for valuation levels. The profit outlook is also positive as continued global competition and attention to cost control should continue to result in modest earnings growth.

This positive economic backdrop for capital markets, however, is offset to some extent by the high level of investor expectations generated by this long running bull market. Recent surveys have suggested that mutual fund holders do not assign a significant probability to the chance of a market correction of more than 10% over the next 10 years. Experience and history would suggest this view is too optimistic.

As indicated earlier, we expect more moderate returns in equities over the next few years than were enjoyed in recent years. That expectation is the admixture of high levels of valuation and slower rates of growth in earnings. Furthermore, we anticipate that the divergence among the rates of return in various asset classes will narrow. Specifically, we expect the gap between bonds and stocks will be much smaller than reported in 1996. We also anticipate a broader range of stocks will participate in the rising market and that international equities will outperform U.S. securities.

PORTFOLIO STRATEGY

We will continue to investigate investment opportunities that are consistent with the Portfolio's objectives as they pertain to market activities.

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TOTAL RETURN PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to achieve a high return through a combination of current income and capital appreciation and pursues that objective by investing in common and preferred stocks, senior corporate debt securities and U.S. Government and Agency obligations, bonds and senior debt securities.

MARKET REVIEW

Stocks continued to rise strongly in 1996 fueled by strong earnings and declines in interest rates. Since the beginning of 1995, the S&P 500 Stock Index has gone up 69%. Broad inflation measures were slightly higher at the end of 1996 as consumer prices increased 3.3% year-over-year and producer prices went up 2.8%. However, excluding the volatile food and energy sectors, inflation remained very well-behaved with year-over-year consumer and producer prices up only 2.6% and 0.6% respectively. Our current slow-growth environment is expected, by most economists, to continue with minor fluctuations.

U.S. bond market returns were subdued in 1996. Stronger-than-expected job growth and uncertainty about whether the Federal Reserve would raise interest rates to slow economic growth kept bond market returns in negative territory for most of the year. Towards the end of 1996, the bond market rallied, pushing year-to-date returns into positive territory for the first time since January as the fear of accelerating inflation diminished. However, continued concerns about inflation kept bond yields trading in a narrow range and held price gains down. For the year, interest rates were higher on all maturities and shorter-duration securities outperformed longer-duration securities across all major sectors of the market.

INVESTMENT RESULTS

For the twelve months ended December 31, 1996, the Portfolio achieved a total return of 15.17%+ based on net asset value. The Portfolio did better than its benchmark, a composite of the S&P 500 Stock Index (60%) and the Lehman Brothers Government/Corporate Bond Index (40%) which had a total return of 14.93%. The Portfolio's performance was largely due to its balanced stock selection. For additional information on the Portfolio's investment results, please turn to page A-24.

INVESTMENT OUTLOOK

We anticipate no major change, either positive or negative, that could affect the U.S. economy. Our current slow-growth environment is expected, by most economists, to continue with minor fluctuations. We expect the markets to remain sensitive to the activities of the Federal Reserve Board and anticipate an easier monetary policy by the Fed in 1997. Corporate earnings should also increase by a moderate degree. A benign inflation environment combined with moderate economic growth could drive the market to new highs.

Until clear signs of a slowing economy emerge, concerns about inflation will keep U.S. interest rates within their recent ranges. Given some concern about the economic outlook, further near-term weakness in bond prices and higher bond yields cannot be ruled out. Such developments would only facilitate the economic slowing we see later in 1997.

PORTFOLIO STRATEGY

As of December 31, 1996, the Portfolio maintained a 62.6% position in equities, a 30.2% position in U.S. Government Obligation Bonds and a 7.2% position in short-term investments. We are confident in the lesson history has taught us: stocks outperform other types of investments over time. We intend to maintain the Portfolio's current weightings since we believe stocks have the potential for significant earnings growth over the next six to twelve months. As always, we monitor carefully those developments in the economy and markets that could affect the Portfolio's performance and will make adjustments necessary to seek a high level of total return.

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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.

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GROWTH AND INCOME PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality. Whenever the economic outlook is unfavorable for common stock, the Portfolio may invest in other types of securities, such as bonds, convertible bonds and preferred stock.

MARKET REVIEW

The U.S. equity markets continued their heady climb in 1996, with the S&P 500 rising 22.95%. The S&P 500 is up 69% since the beginning of 1995. Growth stocks, generally driven by investor cash flow and earnings momentum, led the market. Value stocks, whose performance is based more on low valuation to earnings, lagged.

INVESTMENT RESULTS

For the twelve months ended December 31, 1996, the Growth and Income Portfolio provided a total return of 24.09%+. This performance led that of our benchmarks, the S&P 500 Stock Index which had a return of 22.95% and the Lipper Growth and Income Funds Average which had a 20.77% return. A fully invested stock position contributed to these results, but the overwhelming influence on Portfolio results was a bottom up focus on selecting the best stocks in each broad segment (e.g. technology, financials) of the market. For additional information on the Portfolio's investment results, please turn to page A-24.

INVESTMENT OUTLOOK

The growth spurt that the economy witnessed early in 1996 is beginning to slow, and the current expansion dating from 1991 is advancing in age. Looking forward, we expect the markets to remain sensitive to the activities of the Federal Reserve Board. If the threat of inflation prompts the Federal Reserve to undertake a prolonged period of monetary tightening, we believe that stocks could react poorly, but we do not expect that the economy will overheat. A benign inflation environment combined with moderate economic growth could drive the market to new highs.

PORTFOLIO STRATEGY

While the short-term direction of the market continues to be difficult to predict, the Portfolio remains fully invested in equities and equity-related securities. We are confident in the lesson history has taught us: stocks outperform other types of investments over time. We also believe that prudent and well researched stock selection is the key to superior performance in any market environment.

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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.

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GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Growth Portfolio seeks long-term growth of capital by investing primarily in equity securities of companies with a favorable outlook for earnings.

INVESTMENT RESULTS

The Growth Portfolio rewarded investors with a 28.49%+ total return for the 12-month period ended December 31, 1996. This compares favorably with returns of 23.12% and 22.95%, respectively, for the Russell 1000 Growth Index and S&P 500 Index. Additional investment results appear on page A-24.

AREAS OF OPPORTUNITY

Throughout the year, your Portfolio maintained significant holdings in the technology and financial services sectors. At the same time, the Portfolio has been significantly underweighted in industrial commodities and capital goods.

While technology stocks were adversely affected during the summer correction, they have since recovered and, in many cases, recorded new highs. We believe computing and communications are still in the early stages of what will prove to be significant and far-reaching change. The transition from analog to digital technologies is moving beyond computers and is rapidly changing the entire communications infrastructure. Our large holdings in Cisco Systems, 3Com, Intel and MFS Communications reflect our strong enthusiasm for the future of the technology sector.

The financial services sector was also a strong performer during 1996, benefiting from a favorable interest rate environment. Our interest in the sector, however, is based on more than just the expectations of continued low interest rates. Financial services represent a large and varied sector of the economy with favorable long-term growth prospects. Our holdings in the industry are well diversified and include banks, brokerage firms, and insurance and credit card companies.

CURRENT OUTLOOK

Stock market returns have been running well above long-term average rates for the last two years and it is only common sense to suggest that this cannot last indefinitely. We do not yet see the kinds of economic or financial strains that would provoke a bear market, but we believe returns will be more moderate in the year ahead. Having said that, we see no reason to think that long-term investment in the stock market will not bring its traditional rewards.

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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.

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INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio primarily seeks to obtain a total return on its assets from long-term growth of capital. It invests principally in marketable securities of established companies incorporated outside the United States, in companies participating in foreign economies with prospects for growth, and in foreign government securities. As a secondary objective, the Portfolio will attempt to increase its current income without assuming undue risk.

MARKET REVIEW

The MSCI EAFE Index returned 6.36% for the twelve month period ended December 31, 1996. Of the three regions in which the Fund's assets are concentrated, namely Japan, Europe and the Pacific Ex-Japan, only Japan showed negative returns for the year.

During the fourth quarter of 1996, Japan experienced another difficult period to round off a disappointing year in terms of investment performance. Although the economic outlook is improving for Japan, political entrenchment and poor fiscal policy are contributing to a stalled recovery. The strong dollar, which is good for Japanese earnings in many sectors, is further encouraging portfolio investment outside of Japan. In the Pacific Ex-Japan region, every developed market had a solid performance in the last quarter of 1996. Some of the Asian emerging markets lagged, however, we continue to find many of our most attractive stocks in this region. Markets in Denmark, Finland, the Netherlands, Spain, Sweden and the United Kingdom were up over 10% in 1996.

INVESTMENT RESULTS

For the twelve month period ended December 31, 1996, the International Portfolio achieved a total return of 7.25%+ on a net asset value basis. This performance led our international benchmark, the MSCI EAFE Index, which had a 6.36% return. The U.S. market, measured most closely by the S&P 500 Stock Index, had another banner year and posted a 22.95% return. The Portfolio's strong performance was due to good stock selection, particularly in Europe and Japan.

In Europe, our largest holdings are Novartis AG, Bayer and Barclays. All have shown impressive gains and helped to enhance the Portfolio's performance. Bayer was mentioned in the last report as a possible candidate for restructuring, while Barclays reflects good prospects for the banking sector in the United Kingdom.

Even though the Japanese market had a disappointing 1996, we underweighted the financial sector and concentrated on other sectors such as technology. As a result, we were able to achieve encouraging results in comparison to the index.

For additional information on the Portfolio's investment results, please turn to page A-24.

INVESTMENT OUTLOOK

1996 was a mixed year for the developed international markets with Japan down sharply and both Europe and Pacific Ex-Japan performing well. Looking toward 1997, we feel that interest rates should continue to trend down, inflation should continue to be moderate and GDP growth in Europe and Japan should remain low. As mentioned earlier, several factors are impeding recovery in Japan. However, many stocks in the technology sector will benefit from the stronger dollar, and we expect good growth from many of them. In Pacific Ex-Japan, we feel that growth should pick up in many of the Asian countries in 1997, while inflation should remain moderate. Some of the emerging Asian markets currently appear to be undervalued, therefore we expect the best growth prospects here. Continental Europe has been slow to pull out of its economic doldrums, but the United Kingdom, has its recovery well underway. Presently, Europe is focusing on European Monetary Union convergence. This continues to result in wide spread restrictive fiscal policy and is strongly impeding growth in this region.

PORTFOLIO STRATEGY

The largest proportion of the Portfolio's holdings remains in Japan, although the largest regional weighting is in Europe. We will continue to seek long-term growth of capital and expect our research driven stock selection to drive the Portfolio's performance.

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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.

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PREMIER GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks growth of capital by investing predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that, in our judgment, are likely to achieve superior earnings growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

MARKET REVIEW

We began the fiscal year with a generally favorable view of economic and corporate developments and with a belief that the stock market could provide another year of double digit returns. Our best hopes were achieved on both fronts. The economy continued to exhibit strong growth without any major inflation, and the position of U.S. companies was enhanced as a result. There were further gains in earnings, cash flow, and balance sheets, while cost cutting also continued to benefit profitability. Moreover, U.S. technology leadership advanced at a strong pace in the last twelve months.

The question now facing investors is whether the market has fully reflected these considerations. Quite frankly, none of us know the answer to this question, as it has been a long time since we were operating in such a favorable economic environment. Nevertheless, we have to acknowledge that with the price earnings multiples of the major averages now at close to 18 times, we are towards the upper end of historic levels. It seems reasonable, therefore, that an investor should base the prospect for further stock gains mainly on a continued advance in corporate earnings, dividends, and share repurchases rather than on the expectation that the price earnings multiple will continue to show the annual gains it has exhibited over the last few years.

INVESTMENT RESULTS

Premier Growth Portfolio provided a total return of 22.70%+ for the 12 months ended December 31, 1996 compared to gains of 22.95% for the S&P 500 Stock Index and 23.12% for the Russell 1000 Growth Stock Index. Throughout the period, the Portfolio adhered to its policy of investing in large company stocks with attractive growth potential. While our selections within that sector generally performed well, results were hampered slightly by the decline in technology stocks at the beginning of the year. For additional information on the Portfolio's investment results, please turn to page A-24.

INVESTMENT OUTLOOK

Recently Alan Greenspan, the Chairman of the Federal Reserve, commented that the market might be showing signs of "irrational exuberance." We think this is a healthy warning and shows that the Federal Reserve will watch the appreciation of financial assets in addition to traditional signs of inflation. The best hope for the stock market over the next several years is that the gains are steady and sure, rather than speculative, and ultimately ephemeral.

PORTFOLIO STRATEGY

The Portfolio's focus currently is on technology, consumer services and financial growth stocks. Looking forward to 1997, it is probable that the Portfolio will retain a major interest in these three sectors. Nevertheless, we should expect that the market will broaden out to include companies that evidence earnings growth in other areas. Probably the one key determinant of performance in 1997 will be interest rates. If the long bond stays below 7%, as we hope, the market and especially financial issues should do well. Above 7%, however, the financial stocks could suffer, and hence it will be important to watch consumer prices and wages most carefully.

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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.

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QUASAR PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks growth of capital by pursuing aggressive investment policies. While it invests primarily in the equity securities of small-capitalization companies, it may invest in any type of security issued by any company in any industry that we believe to offer possibilities for capital appreciation. The Portfolio may also pursue investment opportunities outside of the United States.


INVESTMENT RESULTS

The Quasar Portfolio was launched August 5, 1996, and assets were invested gradually until the Portfolio reached a critical mass. Due to the small size of the initial Portfolio relative to constant inflows of cash, the Portfolio maintained an abnormally large cash position following its inception. Therefore, from August 31, 1996 to December 31, 1996, the Quasar Portfolio was up 6.19%+, while its benchmark, the Russell 2000 Index, was up 9.31%. Additional investment results appear on page A-24.

REVIEW OF INVESTMENT STRATEGIES

Energy holdings currently account for more than 9% of net assets. Within the energy sector, we continue to see rising daily rates for offshore drilling rigs. At the same time, the worldwide shortage of offshore drilling rigs is becoming increasingly apparent to the investment community. Following strong performance in 1995, drilling companies were one of the best performing equity sectors in 1996. We particularly like Parker Drilling and Rowan Companies. We also believe the outlook for the U.S. refining business is positive and have invested in Diamond Shamrock.

The Portfolio has also benefited from its positions in the lodging sector. We have purchased holdings in three companies which offer business and leisure travelers accommodations on an extended basis. While the average stay in these facilities is six weeks, approximately a quarter of all guests stay at least six months. Holdings servicing this new and rapidly expanding market are:
Extended Stay America, Suburban Lodges of America, and Studio Plus Hotels.

Footwear and apparel companies have continued to report strong earnings. Holdings in Nine West Group and Timberland have added to the Portfolio's gains. Trends favoring casual wear have likewise benefited our positions in Tommy Hilfiger and Jones Apparel Group.

With oil at $25 per barrel, the airline industry has suffered and our exposure in this area hurt performance during the last several months. Nevertheless, we continue to own Continental Airlines, Alaska Air Group, and America West Airlines. Airplanes are flying with record average passenger loads--71% for the year-to-date period compared with 66% in 1995. Last year was the first time in several years airlines were generally profitable, and we believe we are in the second year of a positive, multi-year cycle for the industry. Airlines are using their cash flow to pay down debt and restructure their balance sheets. As demand outpaces capacity growth, pricing power is increasing. This contrasts sharply with past cycles when airlines used profits to buy more planes and increase capacity in order to maximize revenue growth, only to erode their pricing power.

MARKET AND ENVIRONMENT OUTLOOK

Looking forward, our outlook for the U.S. economy and equities remains positive. However, an increase in interest rates would put some pressure on price/earnings ratios, which means that stocks with higher P/Es could become vulnerable. As a result, we continue to focus on the underlying earnings of each company, working to avoid the risk of unsustainable valuations.

We remain enthusiastic about the growth potential of small-cap stocks. After underperforming large-cap stocks in 1994, 1995, and 1996, we believe that small-cap stocks offer very attractive relative valuations. We are hopeful that the relative value of small-cap issues will soon be recognized in the marketplace.

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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.

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UTILITY INCOME PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utility industry. Many of these companies have established a reputation for paying regular dividends and for increasing their common-stock dividends over time.

INVESTMENT RESULTS

The Utility Income Portfolio's total return for the fiscal year ended December 31, 1996 was 7.88%+. This compares to a total return of 2.77% for the NYSE Utility Index during the same period. Additional investment results appear on page A-24.

MARKET REVIEW

Performance was enhanced in the first half of the fiscal year by underweighting the electric utility sector and maintaining a large cash position in the face of the bond market's retreat. During the second half of the fiscal year, this cash was redeployed into stocks, mainly in the natural gas pipeline and distribution sector.

Performance in the second half of the fiscal year was negatively affected by the Portfolio's holdings in several communications technology stocks which reported earnings below expectations. These positions have since been eliminated. While our large position in AT&T also adversely impacted performance, we are maintaining this holding based on its attractive valuation. These detrimental influences were largely offset by the positive performance of our natural gas holdings and our large positions in Teleport Communications and MCI Communications.

INVESTMENT STRATEGY

Any reacceleration of economic growth will exert upward pressure on interest rates, causing bond prices, as well as utility stock prices, to suffer. On the other hand, if the economy slows enough to cause declines in corporate earnings, utility stocks, with their inherent stability, may outperform the broader market averages.

For now, we believe the economy is unlikely to pick up speed in the near term. Therefore, we remain fully invested in the electric, gas, and telephone utilities areas, and continue to reduce our exposure to the telecommunications equipment sector, as well as to the more volatile foreign markets.

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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.

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WORLDWIDE PRIVATIZATION PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's assets will include equity securities of companies that we believe to be beneficiaries of the privatization process.

INVESTMENT RESULTS

The past year proved to be highly successful for privatization programs worldwide. For the fiscal year, we estimate that around $90 billion was raised from the markets in privatization transactions, a record amount following the $73 billion raised in 1995 and $64 billion in 1994. Capitalizing on this environment, your Portfolio outperformed the Morgan Stanley EAFE Index for the fiscal year, returning 18.51%+, which compares to 6.36% for the index. Additional performance information appears on page A-24.

MARKET REVIEW

The majority of transactions continues to emanate from Western Europe, which again provided more than 50% of the total monetary volume of privatized initial public offerings. Deal volume rose significantly in Latin America after a dull year in 1995 and remained strong in Eastern Europe and Russia. Privatization activity was slow only in Asia, reflecting the loss of enthusiasm for these markets by global investors and deregulation delays by some governments.

The telecommunications industry remained the dominant industrial sector for privatization, led by the massive privatization of Deutsche Telekom. We hope this will prove the start of a substantial increase in the number of transactions coming out of Germany.

Still, there was a noticeable broadening of the industry base for privatization IPOs. Railways, energy and pharmaceuticals played an increasingly important part in the overall spread of industry representation.

At the same time, the successful implementation of major privatization programs in emerging markets such as Egypt and Croatia have provided tremendous returns for investors and led to a structural shift in the way these economies operate.

INVESTMENT OUTLOOK

Looking forward, we anticipate a strong flow of new transactions in 1997, with European issues continuing to dominate privatizations. We are confident that privatizations will continue to offer one of the most attractive ways to gain exposure to global investment opportunities and the themes of deregulation and restructuring.

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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.

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TECHNOLOGY PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio is a diversified investment that seeks growth of capital and invests for capital appreciation and, only incidentally, for income. Portfolio assets are primarily invested in securities of companies expected to benefit from technological advances and improvements.

INVESTMENT RESULTS

The returns of the technology sector did not match those of the overall U.S. stock market during 1996. The Technology Portfolio returned 10.40%+ from inception (January 25, 1996) through the end of 1996, while the Pacific Stock Exchange High Tech Index gained 17.27% during this period.

This underperformance reflects two factors which we see as temporary in nature. The first is that the very strong cash flows into the Portfolio as a result of its start-up in early 1996 kept it less than fully invested during most of the year. Secondly, the technology correction late in the year was focused in PCs and networking, the two largest areas of investment for the Portfolio.

ECONOMIC CONDITIONS

The most notable characteristic of the U.S. economy today is the longevity of the current economic upswing. In addition to helping to reelect President Clinton, it has popularized the thought that the business cycle has been tamed and that we are now destined for that promised land of steady growth and low inflation, with almost everything in balance as far as the eye can see. Good things don't last forever and neither will this propitious set of economic circumstances.

However, several factors are at work which could extend this friendly environment for a while longer. These include: more sophisticated information technologies and more efficient manufacturing methods; better inventory control; the growing importance of the service sector; growth in world trade and investment; and some learning experience from past cycles on the part of the business community as well as consumers. Most of these things are also extending beyond the U.S., including that first driver which we are most familiar with (information technologies) and expand on below.

TECHNOLOGY COMMENTARY

Perhaps we are too close to our subject, but our conviction that technology is fundamentally transforming almost every aspect of corporate and social life has never been greater. The author Jeremy Rifkin puts it well: "The global economy is undergoing a fundamental transformation that will reshape civilization in the twenty-first century. Sophisticated computers, telecommunications, robotics, and other information age technologies are fast replacing human beings in virtually every sector and industry. The hard reality that economists and politicians are reluctant to acknowledge is that manufacturing and much of the service sector are undergoing a transformation as profound as the one experienced by the agricultural sector earlier in this century, when machines boosted production and displaced millions of farmers."

The chairman of the Federal Reserve Board, Alan Greenspan, also understands that something big is going on. "The advent of the transistor and the integrated circuit and, as a consequence, the emergence of the modern computer, telecommunication and satellite technologies have fundamentally changed the structure of the American economy..."

Unfortunately, all this change will not occur smoothly. As Rifkin argues, the opposite is a more likely scenario. What is different now, however, is that the disruption and change which technology companies have always known is extending to other industries. Many sectors of our economy--finance, manufacturing, education, retailing and communications, to name a few--will be restructured. Some companies will fail, certain jobs will be lost forever and income will be redistributed. Nevertheless, the digital age is a locomotive with

-------------------------------------------------------------------------------
+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.

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gathering momentum. It is not stoppable. Fortunately, this also means that the wind is at our backs in managing this portfolio. The inevitable changes which lie ahead will present a steady source of new investment opportunities. Although as portfolio managers we are constantly challenged by this change--the number of corporations which cannot accommodate it will be increasing--we must embrace change whenever it is prudent to do so. Experience has taught us that resisting it is usually a losing proposition.

CURRENT OUTLOOK

Convergence is an overused term in the technology field, but it seems appropriate at present. Several factors are coming together in a positive way, including:

o  availability of Microsoft's Win NT 4.0 operating system;
o declines in the price of Pentium-based computers and servers and computer memory (DRAMs);
o completion of an inventory depletion cycle in semiconductors and peripherals;
o  upgrade of obsolete corporate PC's;
o buildup of corporate data networks and the rich applications which can take advantage of them;
o growth in Internet use by consumers and Internet/Intranet use by corporations.

These developments are translating themselves into more favorable fundamentals at many of the companies in the Portfolio. Intel, for example, has twice announced better-than-expected trends in its microprocessor business, while Compaq Computer and Dell Computer have experienced similar growth. In networking, Cisco Systems and 3Com both claim that the overall networking business is growing in excess of 40% annually. Altera and Microchip Technology are additional examples of companies seeing an acceleration in customer orders.

The third calendar quarter of 1996 saw fewer disappointments than in previous reporting periods. At this point, 1997 also appears favorable for many technology companies. What puzzles us is the growing popularity in the investment community of a smaller number of technology firms. While we admit that the strong have a tendency to get stronger, technology is also a universe of diversity and impressive growth in many places. Further narrowing of leadership, should it continue, will motivate us to look more diligently for those companies which are improving their growth prospects but are not yet enjoying the attention of most investors.

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GLOBAL BOND PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks to provide a high level of current income consistent with what the Fund's Adviser and Sub-Adviser consider to be prudent investment risk from a multi-currency portfolio of high-quality debt securities of varying maturities.

INVESTMENT RESULTS

The Portfolio generated a return of 6.21%+ for 1996. This compared favorably with the benchmark, Salomon Brothers World Government Bond Index, which returned 3.63% over the same period. It also compared favorably with the return available from investing in U.S. bonds alone. Additional investment results appear on page A-24.

MARKET AND INVESTMENT STRATEGY REVIEW

The U.S. bond market, as measured by the Lehman Brothers Aggregate Bond Index, posted a lackluster return of 3.63% in 1996 as capital losses due to rising interest rates detracted from yields. However, investors in the Global Bond Portfolio benefited from diversification into foreign markets. Returns in European bond markets were particularly strong. Currency depreciation against the U.S. dollar, while detracting from European bond returns, did not outweigh them.

Unusually, the performance of bond markets diverged from what is normally the lead set by the U.S. market. The U.S. bond market posted a relatively poor performance as yields rose over the period in response to signs of a healthy and growing economy. Meanwhile, European and Japanese bonds posted strong gains as yields fell due to weaker-than-anticipated signs from their economies.


Of particular note was the compression of yield spreads between various markets. Against the U.S., Canadian and Australian 10-year spreads, both compressed in excess of 150 basis points. Against Germany, Italian and Spanish 10-year spreads, both Canadian and Australian spreads compressed in excess of 250 basis points. This resulted in superior performance from these markets in local currency terms. The Portfolio benefited from maintaining relatively high levels of exposure in these markets for most of the period.

Partially offsetting the solid local currency performance of the Japanese and European bond markets was the weakness in their currencies against the U.S. dollar. During the period, the Portfolio used forward foreign exchange agreements to maintain relatively moderate overweight exposure to the U.S. dollar.

INVESTMENT OUTLOOK

We feel the prospects for the Portfolio in 1997 are encouraging. The U.S. and U.K. markets commence 1997 at attractive yield levels. We believe yields will most likely offset any price falls. Additionally, the U.S. dollar looks set for continued strong performance. While European and Japanese yields appear to have minimal risk premium priced into them, based on currently available information this does not appear unreasonable. Further reductions in short- and long-term rates cannot be ruled out.

The rationale for diversifying from U.S. bonds to global bonds remains in place. Investment risks are spread between the U.S. and U.K., where economic strength may result in poor bond performance, and the bond markets of Europe and Japan, where current economic weakness should facilitate superior bond market returns during the near term.

-------------------------------------------------------------------------------
+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.

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GLOBAL DOLLAR PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. dollars. As a secondary objective, the Portfolio seeks capital appreciation. Substantially all of the Portfolio's assets will be invested in high yield, high risk debt securities that are typically rated below investment grade, or in unrated debt securities of comparable quality that are considered to be predominantly speculative with regard to the issuer's capacity to pay interest and repay principal.

MARKET REVIEW

Since our last report, the U.S. bond market rebounded modestly. After reporting mostly negative returns during the first half of the year, the bond market rallied at the end of 1996, pushing year-to-date returns into positive territory for the first time since January. The market was reacting to reports indicating a slowing economy and continued low inflation.

Outside the U.S., emerging market debt prices continued their strong performance. In Mexico and Argentina, the continuation of economic reforms led to lower inflation, improving current account deficits and growing investor confidence, all factors which supported higher bond prices in these markets over the past year. Mexico's recent announcement that they will prepay the remaining $3.5 billion owed to the U.S. for the 1995 peso bailout further underscores the government's commitment to sound economic policies and is another positive step in their efforts to restore Mexico's credibility in international capital markets.

In Russia, the transition to a market oriented economy continued over the past year, although the pace of reforms was temporarily slowed as the country focused on the elections. Reserves increased considerably and the current account surplus continued to grow, pushing prices higher on Russian debt.

INVESTMENT RESULTS

For the fiscal year ended December 31, 1996, the Portfolio posted a return of 24.90%+ at net asset value. Its benchmark, the J.P. Morgan Emerging Markets Bond Index, which is composed of dollar denominated sovereign emerging market bonds, achieved a 34.16% return. The Portfolio modestly underperformed over the most recent six months. This can be attributed to the broad diversification of holdings in the Portfolio as compared to the index. Although this diversification limits the Portfolio's ability to concentrate assets in those securities experiencing the most significant price gains, it helps to moderate the volatility of returns and reduce risk in the Portfolio. For additional information on the Portfolio's investment results, please turn to page A-24.

INVESTMENT OUTLOOK

Our outlook for the U.S. economy assumes that while economic growth accelerated at the end of 1996, it will moderate again during the first half of 1997. As this occurs, current upward pressures on inflation should dissipate. Until clear signs of a slowing economy emerge, concerns about inflation will keep U.S. interest rates within their recent ranges. We continue to have a favorable outlook for emerging market debt. However, as risk premiums for this asset class have narrowed from their highs at the end of 1994, we expect the pace of price appreciation of these securities to slow.

PORTFOLIO STRATEGY

Mexico, Russia, Venezuela, Argentina and the United States represent the top five holdings of the Portfolio as of December 31, 1996. Since the last reporting period, we reduced the Portfolio's holdings of Polish bonds after these securities experienced considerable price appreciation following the upgrade to investment grade of that country's debt.

-------------------------------------------------------------------------------
+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.

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NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks the highest level of current income, consistent with what we believe to be prudent investment risk, from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, and Mexico. The Portfolio expects to maintain at least 25% of its assets in U.S. dollar-denominated securities and may invest up to 25% of its total assets in debt securities issued by governmental entities in Argentina.

INVESTMENT RESULTS

The Alliance North American Government Income Portfolio's total return for the 12-month period ended December 31, 1996 was 18.70%+ which compares to 3.63% for the Lehman Brothers Aggregate Index, and 4.06% for the Lehman Brothers Intermediate-Term Government Bond Index. Most of the Portfolio's solid performance over the past year can be attributed to the portfolio's non-U.S. holdings. Bond markets in Canada, Mexico, and Argentina all posted strong positive returns as the economies of these countries benefited from the continuation of economic reforms in a favorable worldwide climate of moderate economic growth and inflation. Additional investment results appear on A-24.

INVESTMENT STRATEGY

The North American Government Income Portfolio's investment strategy was created in the belief that the economies of North America would become increasingly integrated due to escalation in free trade. In turn, as the U.S.'s trading partners implemented macroeconomic policies designed to help their economies compete with the U.S., significant opportunities would arise for investors to benefit from these changes. Although this process was temporarily sidetracked as a result of the 1994 peso devaluation, convergence with the U.S. economy has proceeded over the past two years and we are pleased to report that your Portfolio has been well positioned to capitalize on the gains in these markets as a result of this convergence.

MARKET REVIEW

Since our last report, the U.S. bond market has posted modest gains. The market rallied during the second half of the year, pushing year-to-date returns into positive territory for the first time since January 1996. Data released during the period eased investor's concerns about accelerating economic growth, pushing interest rates on all maturities downward. However, continued concerns about inflation kept bond yields trading in a narrow range and held price gains down.

Outside the U.S., emerging market debt prices continued to rise. In Mexico and Argentina, the continued success of economic reforms has led to lower inflation, improving current account deficits and growing investor confidence, all factors which supported higher bond prices in these markets over the past year.

In Canada, low growth and inflation rates, combined with drastic fiscal tightening, have allowed the Bank of Canada to lower interest rates significantly over the past year. As a result, the bond market posted strong gains and short- and intermediate-term interest rates are currently 1% to 2% below rates in the U.S.

OUTLOOK

United States Our outlook for the U.S. economy assumes that, while economic growth may have temporarily accelerated during the fourth quarter of 1996, it will moderate again during the second quarter of 1997. If this occurs, recent upward pressures on inflation should dissipate. Until clear signs of a slowing economy emerge, concerns about inflation will keep U.S. interest rates within their recent ranges.

Canada We believe slow growth, low inflation and fiscal tightening will remain hallmarks of the Canadian economy. Although employment levels have increased lately, fundamental weakness in the labor market should

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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.

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keep inflation in check. In addition, an ongoing current account surplus and low domestic inflation should help Canadian bonds outperform the U.S. market for the near future.

Argentina The strength of Argentina's economic recovery is accelerating with fourth quarter growth likely to exceed 7%. The recovery is likely to further expand in 1997 as a result of rising demand from middle-income consumers and higher levels of exportation and investment. Inflation, at a steady trend of around 0.5% per year, remains below that of the U.S. Although unemployment remains high, we believe well-balanced economic policies are making it possible for the economy to expand at a sustainable growth rate of 5% per year.

Mexico In Mexico, we see economic growth broadening and deepening, led by strong export performance. The key to the continuation of economic growth will be the sustainability of consumer demand, which we will continue to monitor closely. We believe inflation rates will continue to fall but, ranging between 18% and 20%, will remain considerably higher than rates in the U.S. The peso is likely to weaken somewhat, reflecting inflation differentials between Mexico and the U.S.

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U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE

The U.S. Government/High Grade Securities Portfolio seeks high current income consistent with preservation of capital by investing principally in obligations issued or guaranteed by the U.S. Government and repurchase agreements pertaining to U.S. Government securities and other high grade debt securities.

MARKET REVIEW

During 1996, U.S. bond market returns were subdued. Throughout most of the year, returns were negative as the market reacted unfavorably to stronger-than-expected job growth and uncertainty about whether the Federal Reserve would raise rates to slow economic growth. Towards the end of 1996, the bond market was able to move into positive territory as the fear of accelerating inflation diminished. Across all major sectors of the bond market, shorter-duration securities outperformed longer-duration securities for the year as interest rates for all maturities increased.

The U.S. economy finished 1996 on a strong note. After moderating in the third quarter, the economy picked up speed in the fourth quarter, led by a rebound in consumer spending. The annualized gain in retail sales of merchandise jumped to 4.8% in the fourth quarter, up from only 0.9% in the third quarter. Exports skyrocketed by an annualized 32.7% in October and November and unexpectedly added to year-end growth. The production side of the economy also showed strength. Industrial production grew at an annualized pace of 6.0% and payroll growth increased to 217,000 new jobs per month, up from the third quarter's average of 171,000 per month. In all, growth in aggregate output (GDP), which dipped to 2.1% in the third quarter, accelerated to 4.7% during the final three months of 1996.

Broad inflation measures were slightly higher at the end of 1996 as retail prices increased 3.3% year-over-year and producer prices were up 2.8%. However, excluding the volatile food and energy sectors, inflation remained very well behaved with year-over-year retail and producer prices up only 2.6% and 0.6% respectively.

INVESTMENT RESULTS

For the fiscal year ended December 31, 1996, the Portfolio returned 2.55%+ at net asset value versus 2.9% for its benchmark (67% Lehman Brothers Government Index and 33% Lehman Brothers Corporate Index). For additional information on the Portfolio's investment results, please turn to page A-24.

INVESTMENT OUTLOOK

While U.S. economic growth accelerated at the end of 1996, it will probably moderate again during the first half of 1997. Current upward pressures on inflation should dissipate as a result. U.S. interest rates should stay within their recent ranges, at least until clear signs of a slowing economy emerge.

PORTFOLIO STRATEGY

The Portfolio's performance improved against its benchmark as 1996 progressed. In response to rising interest rates earlier in the year, we shortened the Portfolio's duration to a more neutral stance. As interest rates settled into a relatively narrow trading range during the second half of the year, we increased the Portfolio's holdings of corporate and mortgage-backed securities. In an environment of stable interest rates, yield oriented securities such as corporate and mortgage-backed securities enhanced Portfolio returns.

-------------------------------------------------------------------------------
+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.

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MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks safety of principal, maintenance of liquidity, and maximum current income by investing in a broadly diversified portfolio of money market securities. An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government

INVESTMENT RESULTS

For the fiscal year ended December 31, 1996, the Money Market Portfolio returned 4.71%+ and paid a 7-day yield of 4.82%. During the same time period, the total return for the Salomon Brothers 3-Month Treasury Bill Index was 5.25%.

MARKET AND STRATEGY REVIEW

Restraint was the key word for the Federal Reserve Policy in 1996. The Fed spent most of the year watching the economy without committing to any movement on interest rates. The last move by the Fed in January was also the only one for 1996, lowering the target for overnight bank loans to 5 1/4%.

Inklings of potential Fed interest rate hikes throughout the third quarter created periods of volatility for fixed income markets. This provided us with a short-term yield curve that finally steepened, and we used this opportunity to its fullest, extending maturities toward the end of 1996, as well as into March 1997, at what became above-market levels.

As for our end-of-the-year maturities, it is usually advantageous to have excess cash in November and December to take advantage of year-end finance pressures. We were able to put money into those areas and get paid with attractive yields.

As of December 31, 1996, the Portfolio's average maturity was 34.66 days.

OUTLOOK

Our approach going into 1997 will remain neutral. This stance will allow the Portfolio to maximize investment opportunity anywhere along the short-term yield curve as it presents itself. Such flexibility keeps us poised to take advantage of any potential market volatility.

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+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.

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SHORT-TERM MULTI-MARKET PORTFOLIO

INVESTMENT OBJECTIVE

The Portfolio seeks the highest level of current income, consistent with what the Investment Manager believes to be prudent risk from a Portfolio of high-quality debt securities denominated in U.S. dollars and selected foreign currencies and having remaining maturities of not more than three years.

INVESTMENT RESULTS

Slow worldwide economic growth, combined with extremely low inflation, have provided an attractive environment for global bond investments. The Portfolio's total return for the fiscal year was 9.57%+, which compares favorably the Merrill Lynch 1-3 Year Treasury Index's 4.98% return for the same period. Additional investment results appear on page A-24.

MARKET ENVIRONMENT

The Japanese economy produced what proved to be an unsustainably large growth rate of 12.2% in the first quarter of 1996. Growth has since slowed precipitously, and the Japanese authorities have continued their policy of leaving official interest rates at the extremely low level of 0.50%. These low rates have created a large build-up of liquidity which has spilled over into the global markets, improving investment returns in many different asset classes.

The strong performance of both the Australian and Canadian markets has been most impressive given the relatively poor performance of the U.S. Treasury market. Official rates in Canada are currently more than 2.0% below rates in the U.S. Given the high unemployment rates and large output gaps in these markets, we believe inflation will remain controlled. Therefore, Australian and Canadian securities should continue to outperform U.S. debt.

In Europe, the driving force behind excellent bond market returns has been the quest for monetary union. This has brought about a period of severe fiscal retrenchment in Europe, even though many European economies remain sluggish. With fiscal policy so restrained, monetary policy, in the form of lower interest rates, has been the only macroeconomic tool authorities have to stimulate growth. This combination of tight fiscal policy and loose monetary policy has led to stronger bond markets and weaker currencies. The U.S. dollar has performed quite well against the core European currencies over the last six months and we anticipate a continuation of this trend for the foreseeable future.

INVESTMENT OUTLOOK

As European nations get closer and closer to forming a single currency, their bond yields have begun to converge. We believe that monetary union will take place over the next few years and that this convergence will continue. From time-to-time, market volatility is likely to lead to short-term divergence in European yield spreads, and we will look to opportunistically add to the Portfolio's positions during these periods.

Overall, we think the non-dollar bond markets will continue to outperform the U.S. Treasury market into 1997. Thus, the Portfolio currently has significant exposure to the European bond markets. However, if the Clinton Administration and Congress pass a credible balanced budget for the next several years, the domestic fixed income market will be revived. If a balanced budget is passed, the Portfolio's exposure to the U.S. market will be increased accordingly.

-------------------------------------------------------------------------------
+ Cumulative total return, based on net asset value with any distributions reinvested. Insurance company separate account or annuity contract charges, which reduce the value to a contract owner, are not included.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
INVESTMENT RESULTS

-------------------------------------------------------------------------------
INVESTMENT RESULTS AS OF DECEMBER 31, 1996
Listed below are the Portfolios' average annual total returns for the one-year, five-year (where applicable) and since-inception periods ended December 31, 1996.

ASSET ALLOCATION PORTFOLIOS

CONSERVATIVE INVESTORS PORTFOLIO
    One Year                                           3.79%
    Since Inception (10/94)                            9.66%

GROWTH INVESTORS PORTFOLIO
    One Year                                           8.18%
    Since Inception (10/94)                           12.19%

TOTAL RETURN PORTFOLIO
    One Year                                          15.17%
    Since Inception (12/92)                           10.71%

COMMON STOCK/EQUITY SECURITIES
PORTFOLIOS

GROWTH AND INCOME PORTFOLIO
    One Year                                          24.09%
    Five Years                                        15.14%
    Since Inception (1/91)                            13.18%

GROWTH PORTFOLIO
    One Year                                          28.49%
    Since Inception (9/94)                            30.04%

INTERNATIONAL PORTFOLIO
    One Year                                           7.25%
    Since Inception (12/92)                           11.16%

PREMIER GROWTH PORTFOLIO
    One Year                                          22.70%
    Since Inception (6/92)                            19.18%

QUASAR PORTFOLIO
    Since Inception (8/96)                             6.40%*

UTILITY INCOME PORTFOLIO
    One Year                                           7.88%
    Since Inception (5/94)                            10.56%

WORLDWIDE PRIVATIZATION PORTFOLIO
    One Year                                          18.51%
    Since Inception (9/94)                            13.21%

TECHNOLOGY PORTFOLIO
    Since Inception (1/96)                            10.40%*

INCOME-ORIENTED PORTFOLIOS

GLOBAL BOND PORTFOLIO
    One Year                                           6.21%
    Five Years                                         7.93%
    Since Inception (7/91)                             9.29%

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
    One Year                                          24.90%
    Since Inception (5/94)                            16.73%

NORTH AMERICAN GOVERNMENT
   INCOME PORTFOLIO
    One Year                                          18.70%
    Since Inception (5/94)                             9.70%

U.S. GOVERNMENT/HIGH-GRADE
   SECURITIES PORTFOLIO
    One Year                                           2.55%
    Since Inception (9/92)                             5.68%

SHORT-TERM INCOME PORTFOLIOS

MONEY MARKET PORTFOLIO
    One Year                                           4.71%
    Annualized 7-Day Yield                             4.82%

SHORT-TERM MULTI-MARKET PORTFOLIO
    One Year                                           9.57%
    Five Years                                         3.29%
    Since Inception (11/90)                            3.90%

-------------------------------------------------------------------------------
* Cumulative, unannualized total returns for the periods indicated.

Total returns are based on net asset value performance and reflect investment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Money Market Portfolio yield is an annualized 7-day compound return as of December 31, 1996.

                                                COMPOSITE
                                               70% LB GOVT
              CONSERVATIVE    LEHMAN BROS.    CORP BOND IND
               INVESTORS       AGGREGATE       30% S&P 500
    DATE       PORTFOLIO       BOND INDEX      STOCK INDEX
----------  --------------  --------------  ---------------
10/31/94*        10000           10000            10000
12/31/94         10070           10047             9967
12/31/95         11781           11903            12431
12/31/96         12228           12335            13616

                                           COMPOSITE
                                            30% LB
               GROWTH                      AGGREGATE
              INVESTORS      S&P 500      70% S&P 500
    DATE      PORTFOLIO    STOCK INDEX    STOCK INDEX
----------  -----------  -------------  -------------
10/31/94*       10000         10000          10000
12/31/94         9860          9779           9859
12/31/95        11879         13449          13019
12/31/96        12850         16535          15301

                                                60% S&P 500
                                 LIPPER         STOCK INDEX
              TOTAL RETURN      BALANCED       40% LB GOV'T
    DATE       PORTFOLIO      FUNDS AVERAGE    CORP BOND IND
----------  --------------  ---------------  ---------------
12/31/92*        10000            10000            10000
12/31/93         10970            11125            11044
12/31/94         10557            10852            10975
12/31/95         13055            13626            14311
12/31/96         15036            15492            16570

              GROWTH AND                   LIPPER GROWTH
                INCOME        S&P 500      & INCOME FUND
    DATE      PORTFOLIO     STOCK INDEX       AVERAGE
----------  ------------  -------------  ---------------
1/31/91*        10000          10000           10000
12/31/91        10340          12497           12312
12/31/92        11160          13447           13305
12/31/93        12465          14800           15103
12/31/94        12421          14994           14994
12/31/95        16862          20622           19623
12/31/96        20924          25354           23692

             GROWTH PORTFOLIO   RUSSEL 1000    S&P 500
            ----------------  -------------  ---------
9/30/94*          10000            10000        10000
12/31/94          10509             9961         9998
12/31/95          14211            13723        13742
12/31/96          18259            16804        16889

                                               LIPPER
              INTERNATIONAL                 INTERNATIONAL
    DATE        PORTFOLIO      MSCI EAFE     FUNDS INDEX
----------  ---------------  -----------  ---------------
12/31/92*         10000          10000          10000
12/31/93          12160          13294          13637
12/31/94          12975          14366          13541
12/31/95          14254          16025          14968
12/31/96          15287          17045          16861

               PREMIER                    RUSSELL 1000
               GROWTH        S&P 500      GROWTH STOCK
    DATE      PORTFOLIO    STOCK INDEX       INDEX
----------  -----------  -------------  --------------
6/30/92*        10000         10000          10000
12/31/92        11380         10834          11167
12/31/93        12817         11924          11491
12/31/94        12438         12080          11796
12/31/95        18016         16614          16183
12/31/96        22106         20426          19925

             UTILITY INCOME                   S&P
             PORTFOLIO        NYSE UTILITY    500
            --------------  --------------  -------
5/31/94*         10000           10000        10000
12/31/94          9960            9769        10412
12/31/95         12096           12451        14310
12/31/96         13049           12797        17587

              WORLDWIDE
            PRIVATIZATION
              PORTFOLIO       MSCI EAFE
            -----------     -----------
9/30/94*        10000        10000
12/31/94        10100         9904
12/31/95        11198        11048
12/31/96        13271        11750


                            SALOMON BROS
                               WORLD
              GLOBAL BOND    GOVERNMENT
               PORTFOLIO     BOND INDEX
            -------------  ------------
7/31/91*         10000         10000
12/31/91         11078         11436
12/31/92         11617         12067
12/31/93         12913         13669
12/31/94         12247         13987
12/31/95         15276         16650
12/31/96         16224         17255

                                JP MORGAN
              GLOBAL DOLLAR      EMERGING
               GOVERNMENT      MARKETS BOND
    DATE        PORTFOLIO         INDEX
----------  ---------------  --------------
5/31/94*          10000           10000
12/31/94           9840            9340
12/31/95          12101           11913
12/31/96          15115           15982



               NORTH                     LEHMAN BROS.
              AMERICAN                   INTERMEDIATE
            GOVERNMENT    LEHMAN BROS.   GOVERNMENT
        INCOME PORTFOLIO  AGGREGATE         BOND
        ----------------  -----------  ------------
5/31/94        10000        10000        10000
12/31/94        8652        10076        10068
12/31/95       10616        11937        11518
12/31/96       12601        12371        11987


              US GOVERNMENT
               HIGH GRADE       LEHMAN      67% LB GOV'T
               SECURITIES      BROTHERS     33% LB CORP
    DATE        PORTFOLIO      AGGREGATE        BOND
----------  ---------------  -----------  --------------
9/30/92*          10000          10000         10000
12/31/92           9890          10026         10009
12/31/93          10800          11003         11125
12/31/94          10364          10682         10729
12/31/95          12360          12656         12835
12/31/96          12675          13115         13214




              SHORT-TERM        LIPPER SHORT          MERRILL LYNCH
             MULTI-MARKET   WORLD MULTI-MARKET          1-3 YEAR
              PORTFOLIO       INCOME FUNDS AVG        TREASURY INDEX
            ------------   --------------------    -----------------
11/30/90*       10000          10000                  10000
12/31/90        10040          10025                  10121
12/31/91        10734          10833                  11303
12/31/92        10824          10784                  12015
12/31/93        11540          11409                  12665
12/31/94        10789          11290                  12737
12/31/95        11518          12150                  14138
12/31/96        12621          12988                  14842



                                    PSE
                TECHNOLOGY       HIGH TECH
                PORTFOLIO**        INDEX
              --------------  --------------
 1/31/96*         10,000           10,000
 3/96              9,850            9,740
 5/96             10,380           10,823
 7/96              9,580            9,295
 9/96             10,750           10,584
12/31/96          11,040           11,727


* Month end closest to Portfolio inception. Inception dates for the Portfolios are: 10/28/94 Conservative Investors; 1/14/91 Growth and Income; 10/28/94 Growth Investors; 9/15/94 Growth; 12/28/92 Total Return; 12/28/92 International; 6/26/92 Premier Growth; 7/15/91 Global Bond; 5/10/94 Utility Income; 5/2/94 Global Dollar Government; 9/23/94 Worldwide Privatization; 5/2/94 North American Government Income; 9/17/92 U.S. Government/High-
Grade Securities; 11/28/90 Short-Term Multi-Market; 1/25/96 Technology.

** Before the Technology Portfolio had a track record of less than one year on December 31, 1996, performance information shown is on a monthly, rather than annual, basis.

-------------------------------------------------------------------------------
THE BENCHMARKS

The charts shown in these pages illustrate the total value of an assumed investment in an Alliance Variable Products Series Fund Portfolio (since inception), with dividends and capital gains reinvested. Results should not be considered representative of future gain or loss in capital value or dividend income. The benchmarks described below represent unmanaged indices; the Lipper averages include funds that have generally similar investment objectives to the respective Alliance portfolio, though some funds included in the averages may have somewhat different investment policies.

S&P 500 -- The Standard & Poor's 500-stock index includes 500 U.S. stocks and is a common measure of the performance of the U.S. stock market.

RUSSELL 1000 -- The Russell 1000 Stock Index represents performance of 1000 of the largest U.S. companies by market capitalization.

MSCI EAFE -- The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 20 countries within Europe, Australia and the Far East.

NYSE UTILITY -- The New York Stock Exchange Utility Index is comprised of all utility issues traded on the Exchange.

LB AGGREGATE -- The Lehman Brothers Aggregate Index is composed of the Mortgage Backed and Asset Backed Securities Indices, and the Government/ Corporate Bond Index.

LB GOV'T/CORP. BOND -- The Lehman Brothers Government/Corporate Bond Index represents a combination of the two indices.

LB GOV'T BOND -- The Lehman Brothers Government Index is composed of the Treasury Bond and Agency Bond Indices, the 1-3 Year Government Index and the 20+ Year Treasury Index.


LB CORP. BOND -- The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade corporate debt; the index is composed of both U.S. and Brady Bonds.

LB INTERMEDIATE GOV'T BOND -- The Lehman Brothers Intermediate Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of one to ten years.

SB WORLD GOV'T BOND -- The Salomon Brothers World Government Bond Index represents performance of government bond markets in 14 countries.

ML 1-3 YEAR TREASURY -- The Merrill Lynch 1-3 Year Treasury Index is composed of U.S. Treasury securities with maturities between one and three years.

JPM EMBI -- The J.P. Morgan Emerging Market Bond Index is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady Bonds.

LIPPER GROWTH & INCOME FUNDS AVERAGE -- The Lipper Growth & Income Funds Average reflects performance of 611 mutual funds.

LIPPER BALANCED FUNDS AVERAGE -- The Lipper Balanced Funds Average reflects performance of 316 mutual funds.

LIPPER INTERNATIONAL FUNDS AVERAGE -- The Lipper International Funds Average reflects performance of 389 mutual funds.

LIPPER SHORT WORLD MULTI-MARKET INCOME FUNDS AVERAGE -- The Lipper Short World Multi-Market Income Funds Average reflects performance of 35 mutual funds.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TEN LARGEST HOLDINGS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

PREMIER GROWTH PORTFOLIO
-------------------------------------------------------------------------------
  COMPANY                                 U.S. $ VALUE   PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
  Intel Corp. (common stock and warrants)  $ 7,021,194            7.3%
-------------------------------------------------------------------------------
  Philip Morris Cos., Inc.                   6,216,900            6.5
-------------------------------------------------------------------------------
  Merck & Co., Inc.                          3,138,300            3.3
-------------------------------------------------------------------------------
  Cisco Systems, Inc.                        3,120,687            3.2
-------------------------------------------------------------------------------
  MBNA Corp.                                 3,004,600            3.1
-------------------------------------------------------------------------------
  Federal National Mortgage Association      2,998,625            3.1
-------------------------------------------------------------------------------
  Columbia/HCA Healthcare Corp.              2,938,075            3.0
-------------------------------------------------------------------------------
  Compaq Computer Corp.                      2,836,350            2.9
-------------------------------------------------------------------------------
  Norwest Corp.                              2,657,850            2.8
-------------------------------------------------------------------------------
  Merrill Lynch & Co., Inc.                  2,534,650            2.6
-------------------------------------------------------------------------------
                                           $36,467,231           37.8%
-------------------------------------------------------------------------------


GROWTH AND INCOME PORTFOLIO
-------------------------------------------------------------------------------
  COMPANY                                 U.S. $ VALUE   PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
  AT & T Corp.                             $ 6,107,400            4.8%
-------------------------------------------------------------------------------
  Merck & Co., Inc.                          4,279,500            3.4
-------------------------------------------------------------------------------
  Campbell Soup Co.                          4,012,500            3.2
-------------------------------------------------------------------------------
  Exxon Corp.                                3,724,000            2.9
-------------------------------------------------------------------------------
  Philip Morris Cos., Inc.                   3,294,281            2.6
-------------------------------------------------------------------------------
  RJR Nabisco Holdings Corp.                 3,213,000            2.6
-------------------------------------------------------------------------------
  Mobil Corp.                                3,141,825            2.5
-------------------------------------------------------------------------------
  First Union Corp.                          2,560,400            2.0
-------------------------------------------------------------------------------
  Wells Fargo & Co.                          2,319,850            1.8
-------------------------------------------------------------------------------
  Merrill Lynch & Co., Inc.                  2,159,750            1.7
-------------------------------------------------------------------------------
                                           $34,812,506           27.5%
-------------------------------------------------------------------------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TEN LARGEST HOLDINGS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

TOTAL RETURN PORTFOLIO
-------------------------------------------------------------------------------
  COMPANY                                 U.S. $ VALUE   PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
  U.S. Treasury Notes                      $ 7,819,619           30.2%
-------------------------------------------------------------------------------
  AT & T Corp.                                 839,550            3.2
-------------------------------------------------------------------------------
  Merck & Co., Inc.                            689,475            2.7
-------------------------------------------------------------------------------
  Campbell Soup Co.                            529,650            2.1
-------------------------------------------------------------------------------
  Exxon Corp.                                  519,400            2.0
-------------------------------------------------------------------------------
  Philip Morris Cos., Inc.                     484,288            1.9
-------------------------------------------------------------------------------
  Mobil Corp.                                  464,550            1.8
-------------------------------------------------------------------------------
  Nokia Corp. (ADR)                            363,038            1.4
-------------------------------------------------------------------------------
  First Union Corp.                            347,800            1.3
-------------------------------------------------------------------------------
  RJR Nabisco Holdings Corp.                   323,000            1.2
-------------------------------------------------------------------------------
                                           $12,380,370           47.8%
-------------------------------------------------------------------------------


INTERNATIONAL PORTFOLIO
-------------------------------------------------------------------------------
  COMPANY                                 U.S. $ VALUE   PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
  DDI Corp.                                 $  826,785            1.9%
-------------------------------------------------------------------------------
  Toyota Corp.                                 747,604            1.7
-------------------------------------------------------------------------------
  Rohm Co.                                     721,872            1.6
-------------------------------------------------------------------------------
  Novartis AG                                  718,538            1.6
-------------------------------------------------------------------------------
  Seven-Eleven Japan Co. Ltd.                  608,859            1.4
-------------------------------------------------------------------------------
  TDK Corp.                                    521,544            1.2
-------------------------------------------------------------------------------
  Barclays Plc                                 502,221            1.1
-------------------------------------------------------------------------------
  Bayer AG                                     501,159            1.1
-------------------------------------------------------------------------------
  Total S.A. (Class B and ADR)                 475,192            1.1
-------------------------------------------------------------------------------
  Akzo Nobel N.V.                              453,820            1.0
-------------------------------------------------------------------------------
                                            $6,077,594           13.7%
-------------------------------------------------------------------------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TEN LARGEST HOLDINGS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

UTILITY INCOME PORTFOLIO
---------------------------------------------------------------------------------------------
  COMPANY                                               U.S. $ VALUE   PERCENT OF NET ASSETS
---------------------------------------------------------------------------------------------
  AT & T Corp.                                            $  685,560            4.6%
---------------------------------------------------------------------------------------------
  3Com Corp., 10.25%, 11/01/01                               676,338            4.6
---------------------------------------------------------------------------------------------
  AirTouch Communications, Inc.                              588,250            4.0
---------------------------------------------------------------------------------------------
  CMS Energy Corp.                                           578,350            3.9
---------------------------------------------------------------------------------------------
  CINergy Corp.                                              557,362            3.7
---------------------------------------------------------------------------------------------
  Allegheny Power Systems                                    540,675            3.6
---------------------------------------------------------------------------------------------
  FPL Group, Inc.                                            487,600            3.3
---------------------------------------------------------------------------------------------
  Frontier Corp.                                             475,125            3.2
---------------------------------------------------------------------------------------------
  American Electric Power, Inc.                              464,712            3.1
---------------------------------------------------------------------------------------------
  Houston Industries, Inc.                                   463,812            3.1
---------------------------------------------------------------------------------------------
                                                          $5,517,784           37.1%
---------------------------------------------------------------------------------------------

GROWTH PORTFOLIO
---------------------------------------------------------------------------------------------
  COMPANY                                               U.S. $ VALUE   PERCENT OF NET ASSETS
---------------------------------------------------------------------------------------------
  MFS Communications, Inc. (common and preferred stock)  $ 7,784,481            5.6%
---------------------------------------------------------------------------------------------
  Cisco Systems, Inc.                                      6,878,250            5.0
---------------------------------------------------------------------------------------------
  Intel Corp.                                              6,677,812            4.8
---------------------------------------------------------------------------------------------
  3Com Corp. (common stock and conv. bond)                 5,630,319            4.1
---------------------------------------------------------------------------------------------
  Ceridian Corp.                                           4,029,750            2.9
---------------------------------------------------------------------------------------------
  CUC International, Inc.                                  3,608,812            2.6
---------------------------------------------------------------------------------------------
  American International Group, Inc.                       3,393,637            2.4
---------------------------------------------------------------------------------------------
  Travelers Group, Inc.                                    3,251,845            2.3
---------------------------------------------------------------------------------------------
  American Express Co.                                     3,164,000            2.3
---------------------------------------------------------------------------------------------
  Merck & Co., Inc.                                        3,162,075            2.3
---------------------------------------------------------------------------------------------
                                                         $47,580,981           34.3%
---------------------------------------------------------------------------------------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TEN LARGEST HOLDINGS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

WORLDWIDE PRIVATIZATION PORTFOLIO
------------------------------------------------------------------------------------------------
  COMPANY                                                  U.S. $ VALUE   PERCENT OF NET ASSETS
------------------------------------------------------------------------------------------------
  British Energy Plc                                          $ 557,786            3.0%
------------------------------------------------------------------------------------------------
  Pharmacia & Upjohn, Inc.                                      519,088            2.8
------------------------------------------------------------------------------------------------
  Korea Mobile Telecommunications Corp. (ADR)                   468,122            2.5
------------------------------------------------------------------------------------------------
  Deutsche Lufthansa AG                                         382,116            2.0
------------------------------------------------------------------------------------------------
  RNGS Holdings Ltd., pfd.                                      360,161            1.9
------------------------------------------------------------------------------------------------
  National Grid Group Plc                                       345,471            1.8
------------------------------------------------------------------------------------------------
  CSL Ltd.                                                      331,055            1.8
------------------------------------------------------------------------------------------------
  Stagecoach Holdings Plc                                       325,859            1.7
------------------------------------------------------------------------------------------------
  Telecomunicacoes Brasileras S.A. (ADR)                        300,262            1.6
------------------------------------------------------------------------------------------------
  Deutsche Telekom AG                                           296,917            1.6
------------------------------------------------------------------------------------------------
                                                             $3,886,837           20.7%
------------------------------------------------------------------------------------------------

CONSERVATIVE INVESTORS PORTFOLIO
------------------------------------------------------------------------------------------------
  COMPANY                                                  U.S. $ VALUE   PERCENT OF NET ASSETS
------------------------------------------------------------------------------------------------
  U.S. Treasury Notes                                       $ 6,235,847           28.7%
------------------------------------------------------------------------------------------------
  Federal National Mortgage Association                       1,391,433            6.4
------------------------------------------------------------------------------------------------
  Federal Home Loan Bank, 7.00%, 9/01/11                        483,142            2.2
------------------------------------------------------------------------------------------------
  St. George Bank Ltd., 7.15%, 10/15/05                         424,328            1.9
------------------------------------------------------------------------------------------------
  Province of Quebec, 7.125%, 2/09/24                           383,016            1.8
------------------------------------------------------------------------------------------------
  Time Warner, Inc. (common stock and bond)                     363,957            1.7
------------------------------------------------------------------------------------------------
  Zions Institutional Capital Trust A, 8.536%, 12/15/26         360,626            1.7
------------------------------------------------------------------------------------------------
  RAS Laffan Liquefied Natural Gas, 8.294%, 3/15/14             357,000            1.6
------------------------------------------------------------------------------------------------
  Deutsche Bank Financial, Inc., 6.70%, 12/13/06                343,525            1.6
------------------------------------------------------------------------------------------------
  John Hancock Mutual Life Insurance Co., 7.375%, 2/15/24       289,161            1.3
------------------------------------------------------------------------------------------------
                                                            $10,632,035           48.9%
------------------------------------------------------------------------------------------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TEN LARGEST HOLDINGS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

GROWTH INVESTORS PORTFOLIO
----------------------------------------------------------------------------------
  COMPANY                                    U.S. $ VALUE   PERCENT OF NET ASSETS
----------------------------------------------------------------------------------
  U.S. Treasury Notes                          $1,077,033           10.1%
----------------------------------------------------------------------------------
  Federal National Mortgage Association           287,532            2.7
----------------------------------------------------------------------------------
  Baker Hughes, Inc.                              151,800            1.4
----------------------------------------------------------------------------------
  Cisco Systems, Inc.                             143,297            1.3
----------------------------------------------------------------------------------
  U.S. Industries, Inc.                           137,500            1.3
----------------------------------------------------------------------------------
  Time Warner, Inc. (common stock and bond)       121,289            1.1
----------------------------------------------------------------------------------
  Philip Morris Cos., Inc.                        118,256            1.1
----------------------------------------------------------------------------------
  American Express Co.                            113,000            1.1
----------------------------------------------------------------------------------
  3Com Corp.                                      108,136            1.0
----------------------------------------------------------------------------------
  BJ Services Co.                                 107,100            1.0
----------------------------------------------------------------------------------
                                               $2,364,943           22.1%
----------------------------------------------------------------------------------

TECHNOLOGY PORTFOLIO
----------------------------------------------------------------------------------
  COMPANY                                    U.S. $ VALUE   PERCENT OF NET ASSETS
----------------------------------------------------------------------------------
  Cisco Systems, Inc.                          $1,069,950            3.8%
----------------------------------------------------------------------------------
  Dell Computer Corp.                           1,006,573            3.6
----------------------------------------------------------------------------------
  3Com Corp.                                      982,387            3.5
----------------------------------------------------------------------------------
  Compaq Computer Corp.                           898,425            3.2
----------------------------------------------------------------------------------
  Intel Corp.                                     874,662            3.1
----------------------------------------------------------------------------------
  Oracle Corp.                                    873,353            3.1
----------------------------------------------------------------------------------
  Sanmina Holdings Corp.                          632,800            2.3
----------------------------------------------------------------------------------
  First Data Corp.                                627,800            2.3
----------------------------------------------------------------------------------
  Seagate Technology, Inc.                        624,100            2.2
----------------------------------------------------------------------------------
  Netscape Communications Corp.                   540,312            1.9
----------------------------------------------------------------------------------
                                               $8,130,362           29.0%
----------------------------------------------------------------------------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TEN LARGEST HOLDINGS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

QUASAR PORTFOLIO
-------------------------------------------------------------------------------
  COMPANY                                 U.S. $ VALUE   PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
  Nine West Group, Inc.                     $  231,875            2.6%
-------------------------------------------------------------------------------
  OMI Corp.                                    193,375            2.2
-------------------------------------------------------------------------------
  Telephone & Data Systems, Inc.               188,500            2.1
-------------------------------------------------------------------------------
  Team Rental Group, Inc.                      185,250            2.1
-------------------------------------------------------------------------------
  Rowan Cos., Inc.                             174,212            2.0
-------------------------------------------------------------------------------
  Ultramar Diamond Shamrock Corp.              169,320            1.9
-------------------------------------------------------------------------------
  TeleSpectrum Worldwide, Inc.                 162,225            1.8
-------------------------------------------------------------------------------
  Harman International Industries, Inc.        155,750            1.8
-------------------------------------------------------------------------------
  Valero Energy Corp.                          151,713            1.7
-------------------------------------------------------------------------------
  Interstate Hotels Co.                        151,137            1.7
-------------------------------------------------------------------------------
                                            $1,763,357           19.9%
-------------------------------------------------------------------------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
INDUSTRY DIVERSIFICATION
DECEMBER 31, 1996
-------------------------------------------------------------------------------

INTERNATIONAL PORTFOLIO
-----------------------------------------------------------------------------------
                                              U.S. $ VALUE   PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------
  Basic Industries                              $3,581,941            8.1%
-----------------------------------------------------------------------------------
  Capital Goods                                  2,220,502            5.0
-----------------------------------------------------------------------------------
  Consumer Manufacturing                         3,477,566            7.8
-----------------------------------------------------------------------------------
  Consumer Services                              4,997,666           11.3
-----------------------------------------------------------------------------------
  Consumer Staples                               4,088,068            9.2
-----------------------------------------------------------------------------------
  Energy                                         2,513,122            5.7
-----------------------------------------------------------------------------------
  Financial Services                             6,772,695           15.3
-----------------------------------------------------------------------------------
  Healthcare                                     2,893,771            6.5
-----------------------------------------------------------------------------------
  Multi-Industry                                 2,697,131            6.1
-----------------------------------------------------------------------------------
  Technology                                     3,124,428            7.0
-----------------------------------------------------------------------------------
  Transportation                                   345,155            0.8
-----------------------------------------------------------------------------------
  Utilities                                      4,239,596            9.6
-----------------------------------------------------------------------------------
  Time Deposit                                   3,273,000            7.4
-----------------------------------------------------------------------------------
  Total Investments                             44,224,641           99.8
-----------------------------------------------------------------------------------
  Cash and receivables, net of liabilities          99,455            0.2
-----------------------------------------------------------------------------------
  Net Assets                                   $44,324,096          100.0%
-----------------------------------------------------------------------------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
INDUSTRY DIVERSIFICATION
DECEMBER 31, 1996
-------------------------------------------------------------------------------

WORLDWIDE PRIVATIZATION PORTFOLIO
-----------------------------------------------------------------------------------
                                              U.S. $ VALUE   PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------
  Basic Industries                              $1,610,457            8.6%
-----------------------------------------------------------------------------------
  Capital Goods                                    456,060            2.4
-----------------------------------------------------------------------------------
  Consumer Manufacturing                           286,532            1.5
-----------------------------------------------------------------------------------
  Consumer Services                              1,574,437            8.4
-----------------------------------------------------------------------------------
  Consumer Staples                                 353,968            1.9
-----------------------------------------------------------------------------------
  Energy                                         1,368,258            7.3
-----------------------------------------------------------------------------------
  Financial Services                             1,689,833            9.0
-----------------------------------------------------------------------------------
  Healthcare                                       397,794            2.1
-----------------------------------------------------------------------------------
  Multi-Industry                                   239,750            1.3
-----------------------------------------------------------------------------------
  Technology                                       587,073            3.1
-----------------------------------------------------------------------------------
  Transportation                                   526,241            2.8
-----------------------------------------------------------------------------------
  Utilities                                      6,604,015           35.1
-----------------------------------------------------------------------------------
  Time Deposit                                   2,652,000           14.1
-----------------------------------------------------------------------------------
  Total Investments                             18,346,418           97.6
-----------------------------------------------------------------------------------
  Cash and receivables, net of liabilities         460,395            2.4
-----------------------------------------------------------------------------------
  Net Assets                                   $18,806,813          100.0%
-----------------------------------------------------------------------------------

PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
COMMON STOCKS AND
   OTHER INVESTMENTS--97.0%
BASIC INDUSTRIES--0.6%
CHEMICALS--0.6%
Dow Chemical Co...........................    6,800   $    532,950
                                                      ------------
CAPITAL GOODS--2.5%
ELECTRICAL EQUIPMENT--1.5%
General Electric Co.......................   15,100      1,493,012
                                                      ------------
MACHINERY--1.0%
Case Corp.................................    9,600        523,200
Deere & Co................................    9,900        402,188
                                                      ------------
                                                           925,388
                                                      ------------
                                                         2,418,400
                                                      ------------
CONSUMER
   MANUFACTURING--2.2%
AUTO & RELATED--2.2%
Chrysler Corp.............................   35,800      1,181,400
General Motors Corp.......................   17,700        986,775
                                                      ------------
                                                         2,168,175
                                                      ------------
CONSUMER SERVICES--19.8%
AIRLINES--5.9%
AMR Corp.*................................    5,000        440,625
Delta Air Lines, Inc......................    6,400        453,600
KLM Royal Dutch Airlines..................   18,776        523,381
Northwest Airlines Corp. Cl.A*............   46,060      1,802,097
UAL Corp.*................................   40,400      2,525,000
                                                      ------------
                                                         5,744,703
                                                      ------------
BROADCASTING &
   CABLE--4.1%
AirTouch Communications, Inc.*............   77,500      1,956,875
Cox Communications, Inc. Cl.A*............   40,100        927,312
Liberty Media Group Cl.A*.................    8,625        246,352
TCI Group Series A*.......................   63,500        829,469
                                                      ------------
                                                         3,960,008
                                                      ------------
ENTERTAINMENT &
   LEISURE--2.5%
ITT Corp.*................................    8,740        379,098
Walt Disney Co............................   28,900      2,012,162
                                                      ------------
                                                         2,391,260
                                                      ------------
RESTAURANTS &
   LODGING--2.4%
Marriot International, Inc................   12,600        696,150
McDonald's Corp...........................   35,300      1,597,325
                                                      ------------
                                                         2,293,475
                                                      ------------
RETAILING--4.9%
Home Depot, Inc...........................   37,133   $  1,861,292
Kohls Corp.*..............................   22,700        890,975
Sears, Roebuck & Co.......................   28,200      1,300,725
Wal-Mart Stores, Inc......................   30,600        699,975
                                                      ------------
                                                         4,752,967
                                                      ------------
                                                        19,142,413
                                                      ------------
CONSUMER STAPLES--10.8%
COSMETICS--0.8%
Gillette Co...............................    9,800        761,950
                                                      ------------

FOOD--3.5%
Campbell Soup Co..........................   19,800      1,588,950
PepsiCo, Inc..............................   62,600      1,831,050
                                                      ------------
                                                         3,420,000
                                                      ------------
TOBACCO--6.5%
Philip Morris Cos., Inc...................   55,200      6,216,900
                                                      ------------
                                                        10,398,850
                                                      ------------

ENERGY--0.9%
DOMESTIC INTEGRATED--0.5%
Exxon Corp................................    2,100        205,800
Texaco, Inc...............................    2,600        255,125
                                                      ------------
                                                           460,925
                                                      ------------
INTERNATIONAL--0.2%
British Petroleum Co. Plc.................    1,500        212,063
                                                      ------------

OIL & GAS SERVICES--0.2%
Baker Hughes, Inc.........................    3,000        103,500
Schlumberger Ltd..........................    1,400        139,825
                                                      ------------
                                                           243,325
                                                      ------------
                                                           916,313
                                                      ------------

FINANCE--19.1%
BANKING & CREDIT--9.9%
Citicorp..................................    9,100        937,300
First Bank System, Inc....................    6,400        436,800
First Union Corp..........................    7,700        569,800
Household International, Inc..............   13,700      1,263,825
MBNA Corp.................................   72,400      3,004,600
NationsBank Corp..........................    7,100        694,025
Norwest Corp..............................   61,100      2,657,850
                                                      ------------
                                                         9,564,200
                                                      ------------

BROKERAGE & MONEY
   MANAGEMENT--4.0%
Green Tree Financial Corp.................    6,800        262,650
Merrill Lynch & Co., Inc..................   31,100      2,534,650
Morgan Stanley Group, Inc.................   18,400      1,051,100
                                                      ------------
                                                         3,848,400
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------

INSURANCE--2.1%
American International Group, Inc.........   11,900   $  1,288,175
General Reinsurance Corp..................    3,400        536,350
Progressive Corp..........................    3,000        202,125
                                                      ------------
                                                         2,026,650
                                                      ------------
MORTGAGE BANKING--3.1%
Federal National Mortgage Association.....   80,500      2,998,625
                                                      ------------
                                                        18,437,875
                                                      ------------
HEALTH CARE--13.4%
DRUGS--7.3%
Amgen, Inc.*..............................   33,000      1,796,438
Merck & Co., Inc..........................   39,600      3,138,300
Pfizer, Inc...............................   25,300      2,096,737
                                                      ------------
                                                         7,031,475
                                                      ------------
MEDICAL PRODUCTS--1.8%
Johnson & Johnson.........................   15,400        766,150
Medtronic, Inc............................   13,500        918,000
                                                      ------------
                                                         1,684,150
                                                      ------------
MEDICAL SERVICES--4.3%
Columbia/HCA Healthcare Corp..............   72,100      2,938,075
Oxford Health Plans, Inc.*................   10,200        597,337
United Healthcare Corp....................   14,400        648,000
                                                      ------------
                                                         4,183,412
                                                      ------------
                                                        12,899,037
                                                      ------------
TECHNOLOGY--26.7%
AEROSPACE & DEFENSE--1.4%
Boeing Co.................................   12,600      1,340,325
                                                      ------------
COMMUNICATIONS
   EQUIPMENT--1.2%
Ericsson (L.M.) Telephone Co..............   11,990        361,948
Lucent Technologies, Inc..................   16,321        754,846
                                                      ------------
                                                         1,116,794
                                                      ------------
COMPUTER HARDWARE--6.3%
Compaq Computer Corp.*....................   38,200      2,836,350
Dell Computer Corp.*......................   19,800      1,053,113
Hewlett-Packard Co........................   43,700      2,195,925
                                                      ------------
                                                         6,085,388
                                                      ------------

                                           SHARES OR
                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
COMPUTER SOFTWARE &
   SERVICES--4.7%
Electronic Data Systems Corp. ............   16,800   $    726,600
First Data Corp...........................   21,200        773,800
Microsoft Corp.*..........................   21,800      1,802,587
Netscape Communications Corp.*............   12,000        682,500
Oracle Corp.*.............................   12,500        521,094
                                                      ------------
                                                         4,506,581
                                                      ------------
NETWORK SOFTWARE--5.4%
3Com Corp.*...............................   19,700      1,444,256
Ascend Communications, Inc.*..............    5,100        316,838
Cascade Communications Corp.*.............    6,600        364,650
Cisco Systems, Inc.*......................   49,000      3,120,687
                                                      ------------
                                                         5,246,431
                                                      ------------
SEMI-CONDUCTORS &
   RELATED--7.7%
Applied Materials, Inc.*..................   11,300        406,094
Intel Corp.  .............................   13,100      1,715,281
    warrants, expiring 3/14/98*...........   57,400      5,305,913
                                                      ------------
                                                         7,427,288
                                                      ------------
                                                        25,722,807
                                                      ------------
TRANSPORTATION--1.0%
RAILROADS--1.0%
Burlington Northern Santa Fe..............   10,900        941,487
                                                      ------------
Total Common Stocks and
   Other Investments
   (cost $76,134,815).....................              93,578,307
                                                      ------------
SHORT-TERM INVESTMENTS--2.6%
COMMERCIAL PAPER--2.6%
General Electric Capital Corp.
   7.00%, 1/02/97
   (amortized cost $2,477,518)............ $  2,478      2,477,518
                                                      ------------
TOTAL INVESTMENTS--99.6%
   (cost $78,612,333).....................              96,055,825
Other assets less liabilities--0.4%.......                 378,483
                                                      ------------

NET ASSETS--100.0%........................            $ 96,434,308
                                                      ============

-------------------------------------------------------------------------------
*     Non-income producing security.
      See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                           SHARES OR
                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
AUSTRALIA--4.3%
GOVERNMENT/AGENCY--4.3%
Queensland Treasury
   8.00%, 5/14/03 (a)
   (cost $718,722)................ AU$          950   $    782,008
                                                      ------------
AUSTRIA--1.1%
GOVERNMENT/AGENCY--1.1%
Republic of Austria
   5.00%, 1/22/01
   (cost $212,726)................ JPY       20,000        196,442
                                                      ------------
BELGIUM--4.1%
GOVERNMENT/AGENCY--4.1%
Kingdom of Belgium
   6.25%, 10/06/03
   (cost $767,222)................ DEM        1,100        745,224
                                                      ------------
CANADA--4.4%
GOVERNMENT/AGENCY--4.4%
Government of Canada
   7.50%, 12/01/03
   (cost $784,533)................ CA$        1,000        789,834
                                                      ------------
FRANCE--9.3%
GOVERNMENT/AGENCY--9.3%
Government of France
   7.00%, 4/25/06................. XEU          650        864,084
   8.50%, 11/25/02................ FRF        3,600        816,305
                                                      ------------
Total French Securities
   (cost $1,676,496)..............                       1,680,389
                                                      ------------
GERMANY--1.2%
GOVERNMENT/AGENCY--1.2%
Federal Republic of Germany
   8.25%, 9/20/01
   (cost $220,144)................ DEM          300        223,206
                                                      ------------
ITALY--4.6%
GOVERNMENT/AGENCY--4.6%
Republic of Italy
   10.00%, 8/01/03
   (cost $732,292)................ LIRA   1,100,000        830,257
                                                      ------------
JAPAN--3.2%
GOVERNMENT/AGENCY--3.2%
Export Import Bank of Japan
   4.375%, 10/01/03
   (cost $617,937)................ JPY       60,000        585,442
                                                      ------------
SPAIN--9.8%
GOVERNMENT/AGENCY--9.8%
Kingdom of Spain
   5.75%, 3/23/02................. JPY       85,000   $    873,413
   7.90%, 2/28/02................. ESP      110,000        903,555
                                                      ------------
Total Spanish Securities
   (cost $1,781,334)..............                       1,776,968
                                                      ------------
SWEDEN--4.7%
GOVERNMENT/AGENCY--4.7%
Kingdom of Sweden
   10.25%, 5/05/03
   (cost $854,330)................ SEK        4,800        856,538
                                                      ------------
UNITED KINGDOM--4.7%
GOVERNMENT/AGENCY--4.7%
U.K. Treasury
   8.50%, 12/07/05
   (cost $709,902)................ GBP          460        839,547
                                                      ------------
UNITED STATES--30.3%
GOVERNMENT/AGENCY--30.3%
U.S. Treasury Notes
   5.875%, 2/15/04................ US$          950        924,910
   6.25%, 2/15/03.................            1,700      1,697,875
   6.375%, 8/15/02................            1,900      1,912,464
   7.50%, 5/15/02.................              900        951,606
                                                      ------------
Total United States Securities
   (cost $5,451,037)..............                       5,486,855
                                                      ------------
MULTI-NATIONAL--13.6%
Asian Development Bank
   5.625%, 2/18/02................ JPY       85,000        866,991
Intermediate America
   Development Bank
   6.75%, 4/29/03................. DEM        1,100        760,593
International Bank for
   Reconstruction & Development
   4.50%, 3/20/03................. JPY       85,000        836,256
                                                      ------------
Total Multi-National Securities
   (cost $2,552,307)..............                       2,463,840
                                                      ------------
TOTAL INVESTMENTS--95.3%
   (cost $17,078,982).............                      17,256,550
Other assets less liabilities--4.7%                        860,540
                                                      ------------

NET ASSETS--100.0%.................                   $ 18,117,090
                                                      ============

-------------------------------------------------------------------------------
(a) Security segregated to collateralize forward exchange currency contracts with an aggregate market value of $782,008. See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
COMMON AND
   PREFERRED STOCKS--95.1%
BASIC INDUSTRIES--2.8%
CHEMICALS--0.8%
Dow Chemical Co...........................   13,100   $  1,026,713
                                                      ------------
CONTAINERS--1.3%
Crown Cork & Seal, Inc.
   4.5% conv. pfd.........................   31,000      1,612,000
                                                      ------------
PAPER & FOREST
   PRODUCTS--0.7%
Louisiana-Pacific Corp. ..................   40,000        845,000
                                                      ------------
                                                         3,483,713
                                                      ------------
CAPITAL GOODS--3.9%
ELECTRICAL EQUIPMENT--1.6%
General Electric Co.......................   20,400      2,017,050
                                                      ------------
MACHINERY--1.3%
Allied-Signal, Inc........................    7,000        469,000
Cooper Industries, Inc....................   27,000      1,137,375
                                                      ------------
                                                         1,606,375
                                                      ------------
POLLUTION CONTROL--1.0%
WMX Technologies, Inc.....................   38,300      1,249,537
                                                      ------------
                                                         4,872,962
                                                      ------------
CONSUMER
   MANUFACTURING--1.5%
AUTO & RELATED--1.5%
Goodyear Tire & Rubber Co.................   37,450      1,923,994
                                                      ------------
CONSUMER SERVICES--12.6%
BROADCASTING &
   CABLE--4.7%
AirTouch Communications, Inc.*............   54,000      1,363,500
Comcast Corp. Cl.A SPL....................   74,900      1,334,156
Liberty Media Group Cl.A*.................   25,000        714,062
Lin Television Corp.*.....................   28,000      1,179,500
TCI Group Series A*.......................   30,000        391,875
TCI Satellite Entertainment, Inc.*........    3,000         29,813
Vodafone Group PLC (ADR)..................   22,000        910,250
                                                      ------------
                                                         5,923,156
                                                      ------------
ENTERTAINMENT &
   LEISURE--0.8%
Time Warner, Inc..........................   28,000      1,050,000
                                                      ------------
PRINTING & PUBLISHING--1.0%
New York Times Co. Cl.A...................   33,000      1,254,000
                                                      ------------
RESTAURANTS &
   LODGING--0.4%
Brinker International, Inc.*..............   31,000   $    496,000
                                                      ------------
RETAILING--5.7%
AutoZone, Inc.*...........................   56,100      1,542,750
CompUSA, Inc.*............................   27,500        567,187
Dayton Hudson Corp........................   30,000      1,177,500
Federated Department Stores, Inc.*........   25,000        853,125
OfficeMax, Inc.*..........................   43,000        456,875
Price/Costco, Inc.*.......................   24,900        627,169
Reebok International Ltd..................   25,000      1,050,000
Sears, Roebuck & Co.......................   22,000      1,014,750
                                                      ------------
                                                         7,289,356
                                                      ------------
                                                        16,012,512
                                                      ------------

CONSUMER STAPLES--15.9%
BEVERAGES--0.9%
Anheuser-Busch Cos., Inc..................   29,000      1,160,000
                                                      ------------
COSMETICS--0.5%
Gillette Co...............................    7,700        598,675
                                                      ------------
FOOD--8.0%
American Brands, Inc......................   22,000      1,091,750
Campbell Soup Co..........................   50,000      4,012,500
General Mills, Inc........................   19,000      1,204,125
Kroger Co.*...............................   12,400        576,600
Nabisco Holdings Corp. Cl.A...............   29,250      1,137,094
PepsiCo, Inc..............................   71,900      2,103,075
                                                      ------------
                                                        10,125,144
                                                      ------------
HOUSEHOLD PRODUCTS--1.4%
Black & Decker Corp.......................   23,000        692,875
Sunbeam Corp..............................   42,000      1,081,500
                                                      ------------
                                                         1,774,375
                                                      ------------
TOBACCO--5.1%
Philip Morris Cos., Inc...................   29,250      3,294,281
RJR Nabisco Holdings Corp.................   94,500      3,213,000
                                                      ------------
                                                         6,507,281
                                                      ------------
                                                        20,165,475
                                                      ------------
ENERGY--8.3%
DOMESTIC INTEGRATED--6.9%
Amoco Corp................................   16,200      1,304,100
Apache Corp...............................   16,500        583,687
Exxon Corp................................   38,000      3,724,000
Mobil Corp................................   25,700      3,141,825
                                                      ------------
                                                         8,753,612
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
OIL & GAS SERVICES--0.5%
Transocean Offshore, Inc..................   10,400   $    651,300
                                                      ------------
PIPELINES--0.9%
Enron Corp................................   24,800      1,069,500
                                                      ------------
                                                        10,474,412
                                                      ------------
FINANCE--14.6%
BANKING & CREDIT--6.7%
Chase Manhattan Corp......................   12,000      1,071,000
First Chicago NBD Corp....................   22,448      1,206,580
First Union Corp..........................   34,600      2,560,400
J.P. Morgan & Co., Inc....................   13,000      1,269,125
Wells Fargo & Co..........................    8,600      2,319,850
                                                      ------------
                                                         8,426,955
                                                      ------------
BROKERAGE & MONEY
   MANAGEMENT--1.7%
Merrill Lynch & Co., Inc..................   26,500      2,159,750
                                                      ------------
INSURANCE--5.7%
Allstate Corp.............................   25,250      1,193,062
General Reinsurance Corp..................   11,500      1,814,125
ITT Hartford Group, Inc...................   28,800      1,944,000
PMI Group, Inc............................    5,700        315,638
Travelers Group, Inc......................   44,466      2,017,645
                                                      ------------
                                                         7,284,470
                                                      ------------
REAL ESTATE--0.5%
Starwood Lodging Trust....................   12,000        661,500
                                                      ------------
                                                        18,532,675
                                                      ------------
HEALTH CARE--9.4%
BIOTECHNOLOGY--1.5%
Centocor, Inc.*...........................   53,400      1,912,388
                                                      ------------
DRUGS--4.8%
Amgen, Inc.*..............................    6,700        364,731
Bristol-Myers Squibb Co...................   13,500      1,468,125
Merck & Co., Inc..........................   54,000      4,279,500
                                                      ------------
                                                         6,112,356
                                                      ------------
MEDICAL PRODUCTS--1.3%
Abbott Laboratories.......................   32,000      1,624,000
                                                      ------------
MEDICAL SERVICES--1.8%
Columbia/HCA Healthcare Corp..............   48,300      1,968,225
Value Health, Inc.*.......................   17,000        331,500
                                                      ------------
                                                         2,299,725
                                                      ------------
                                                        11,948,469
                                                      ------------
MULTI INDUSTRY--1.8%
Tyco International Ltd....................   19,100   $  1,009,913
Whitman Corp..............................   55,000      1,258,125
                                                      ------------
                                                         2,268,038
                                                      ------------
TECHNOLOGY--17.6%
COMMUNICATIONS
   EQUIPMENT--3.5%
Nokia Corp. (ADR).........................   36,800      2,120,600
Scientific-Atlanta, Inc...................   71,000      1,065,000
Teleport Communications Group, Inc.*......   40,600      1,238,300
                                                      ------------
                                                         4,423,900
                                                      ------------
COMPUTER HARDWARE--2.2%
Compaq Computer Corp.*....................   14,350      1,065,487
International Business Machines Corp......   10,950      1,653,450
                                                      ------------
                                                         2,718,937
                                                      ------------
COMPUTER SOFTWARE &
   SERVICES--0.9%
Electronic Data Systems Corp..............   26,000      1,124,500
                                                      ------------
OFFICE EQUIPMENT &
   SERVICES--1.2%
Xerox Corp................................   29,700      1,562,963
                                                      ------------
SEMI-CONDUCTORS &
   RELATED--4.2%
Atmel Corp.*..............................   48,700      1,619,275
Intel Corp................................   14,800      1,937,875
National Semiconductor Corp.*.............   74,373      1,812,842
                                                      ------------
                                                         5,369,992
                                                      ------------
TELECOMMUNICATIONS--5.6%
AT & T Corp...............................  140,400      6,107,400
MCI Communications Corp...................   32,000      1,046,000
                                                      ------------
                                                         7,153,400
                                                      ------------
                                                        22,353,692
                                                      ------------
TRANSPORTATION--2.4%
RAILROADS--1.9%
Canadian Pacific, Ltd.....................   42,000      1,113,000
Union Pacific Corp........................   21,000      1,262,625
                                                      ------------
                                                         2,375,625
                                                      ------------
TRUCKING--0.5%
Xtra Corp.................................   16,000        694,000
                                                      ------------
                                                         3,069,625
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
UTILITIES--4.3%
ELECTRIC & GAS--4.3%
Allegheny Power Systems, Inc..............   17,000   $    516,375
CINergy Corp..............................   15,000        500,625
CMS Energy Corp...........................   16,000        538,000
FPL Group, Inc............................   23,750      1,092,500
Houston Industries, Inc...................   15,100        341,638
NIPSCO Industries, Inc....................   15,500        614,187
Pinnacle West Capital Corp................   19,000        603,250
Texas Utilities Co........................   30,000      1,222,500
                                                      ------------
                                                         5,429,075
                                                      ------------
Total Common and Preferred Stocks
   (cost $107,803,328)....................             120,534,642
                                                      ------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
SHORT-TERM INVESTMENTS--4.6%
COMMERCIAL PAPER--4.6%
American Express Co.
   6.30%, 1/03/97......................... $  2,925   $  2,923,976
Prudential Funding
   6.00%, 1/02/97.........................    2,906      2,905,516
                                                      ------------
Total Short-Term Investments
   (amortized cost $5,829,492)............               5,829,492
                                                      ------------
TOTAL INVESTMENTS--99.7%
   (cost $113,632,820)....................             126,364,134
Other assets less liabilities--0.3%.......                 365,271
                                                      ------------
NET ASSETS--100.0%........................            $126,729,405
                                                      ============

-------------------------------------------------------------------------------
*     Non-income producing security.
      See Glossary of Terms on page B-43.
      See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
SHORT-TERM MULTI-MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
AUSTRALIA--13.2%
GOVERNMENT/AGENCY--13.2%
Commonwealth of Australia
   12.00%, 7/15/99 (a)
   (cost $943,204)................ AU$        1,050   $    940,777
                                                      ------------
CANADA--7.5%
GOVERNMENT/AGENCY--7.5%
Government of Canada
   6.50%, 8/01/99 (a)
   (cost $530,561)................ CA$          700        534,229
                                                      ------------
DENMARK--3.1%
GOVERNMENT/AGENCY--3.1%
Kingdom of Denmark
   9.00%, 11/15/98
   (cost $236,627)................ DKK        1,200        221,837
                                                      ------------
FINLAND--3.5%
GOVERNMENT/AGENCY--3.5%
Republic of Finland
   11.00%, 1/15/99 (a)
   (cost $240,448)................ FIM        1,000        247,783
                                                      ------------
GERMANY--3.0%
GOVERNMENT/AGENCY--3.0%
Federal Republic of Germany
   5.75%, 5/28/99 (a)
   (cost $211,220)................ DEM          315        214,203
                                                      ------------
NORWAY--3.0%
GOVERNMENT/AGENCY--3.0%
Kingdom of Norway
   9.00%, 1/31/99 (a)
   (cost $210,999)................ NOK        1,250        210,904
                                                      ------------
SPAIN--2.9%
GOVERNMENT/AGENCY--2.9%
Kingdom of Spain
   7.40%, 7/30/99 (a)
   (cost $205,144)................ ESP       26,000  $     208,501
                                                      ------------
SWEDEN--4.2%
GOVERNMENT/AGENCY--4.2%
Kingdom of Sweden
   11.00%, 1/21/99 (a)
   (cost $297,725)................ SEK        1,800        296,672
                                                      ------------
UNITED KINGDOM--1.9%
GOVERNMENT/AGENCY--1.9%
Exchequer
   12.25%, 3/26/99 (a)
   (cost $126,353)................ GBP           70        133,004
                                                      ------------
UNITED STATES--52.5%
GOVERNMENT/AGENCY--14.0%
U.S. Treasury Note
   5.875%, 11/15/99 (a)........... US$        1,000        996,090
                                                      ------------
TIME DEPOSIT--38.5%
State Street Bank and Trust Co.
   5.00%, 1/02/97.................            2,742      2,742,000
                                                      ------------
Total United States Securities
   (cost $3,740,217)..............                       3,738,090
                                                      ------------
MULTI-NATIONAL--2.6%
International Bank for
   Reconstruction &
   Development
   11.50%, 10/09/97 (a)
   (cost $186,176)................ CZK        5,000        184,193
                                                      ------------
TOTAL INVESTMENTS--97.4%
   (cost $6,928,674)..............                       6,930,193
Other assets less liabilities--2.6%                        182,111
                                                      ------------
NET ASSETS--100.0%.................                   $  7,112,304
                                                      ============

-------------------------------------------------------------------------------
(a) Securities segregated to collateralize forward exchange currency contracts with an aggregate market value of $3,966,356. See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                           SHARES OR
                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
PREFERRED STOCKS--0.2%
FINANCE--0.2%
Banesto Holdings Ltd.
   10.50% Conv. Series A (a)(b)
   (cost $49,725).........................    1,800   $     54,000
                                                      ------------
CORPORATE DEBT
   OBLIGATIONS--33.7%
ASSET BACKED--3.2%
Chemical Master Credit Card Trust I
   5.98%, 9/15/08......................... $  1,000        947,810
                                                      ------------
FINANCE--13.9%
First Union Capital
   8.04%, 12/01/26 (a)....................    1,000      1,006,670
Ford Motor Credit Co.
   6.125%, 1/09/06........................      500        469,470
Goldman Sachs Group L.P.
   7.25%, 10/01/05 (a)....................      500        506,038
John Hancock Mutual Life
   Insurance Co.
   7.375%, 2/15/24 (a)....................    1,000        963,870
Wachovia Corp.
   6.375%, 4/15/03........................       75         73,758
Zions Institutional Capital Trust A
   8.536%, 12/15/26 (a)...................    1,000      1,030,360
                                                      ------------
                                                         4,050,166
                                                      ------------
INDUSTRIAL--1.6%
International Business Machines
   Corp.
   7.125%, 12/01/96.......................      500        476,230
                                                      ------------
YANKEES--15.0%
RAS Laffan Liquefied Natural Gas
   8.294%, 3/15/14 (a)....................    1,250      1,275,000
Reliance Industries, Ltd.
   10.375%, 6/24/16 (a)...................    1,000      1,082,500
Republic of Columbia
   8.70%, 2/15/16.........................      500        482,255


                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------

Sociedad Quimira y Minera
   7.70%, 9/15/06 (a)..................... $  1,000   $  1,024,492
St. George Bank, Ltd.
   7.15%, 10/15/05 (a)....................      500        499,210
                                                      ------------
                                                         4,363,457
                                                      ------------
Total Corporate Debt Obligations
   (cost $9,802,780)......................               9,837,663
                                                      ------------
U.S. GOVERNMENT AND
   AGENCY OBLIGATIONS--52.3%
U.S. TREASURY SECURITIES--31.9%
U.S. Treasury Bond
   6.50%, 11/15/26........................      160        157,026
U.S. Treasury Notes
   5.00%, 1/31/98.........................    3,900      3,872,583
   6.50%, 10/15/06........................      650        653,555
   7.125%, 9/30/99........................    4,480      4,603,917
                                                      ------------
                                                         9,287,081
                                                      ------------
FEDERAL AGENCY -
   MORTGAGES--12.9%
Federal National Mortgage
   Association
   7.00%, 4/01/26.........................    1,746      1,707,234
Government National Mortgage
   Association
   7.00%, 7/15/23.........................       81         79,304
   7.50%, 4/15/26.........................    1,981      1,981,341
                                                      ------------
                                                         3,767,879
                                                      ------------
FEDERAL AGENCY--7.5%
AID - Israel
   8.00%, 11/15/01........................      200        213,248
Overseas Private Investment Corp.
   6.08%, 8/15/04.........................    1,000        981,810
Student Loan Marketing
   Association
   6.05%, 9/14/00.........................    1,000        992,810
                                                      ------------
                                                         2,187,868
                                                      ------------
Total U.S. Government and
   Agency Obligations
   (cost $15,322,294).....................              15,242,828
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
SOVEREIGN DEBT
   OBLIGATIONS--10.8%
AUSTRALIA--2.1%
Commonwealth of Australia
   8.75%, 8/15/08  (b)............ AU$          700   $    611,088
                                                      ------------
MEXICO--5.2%
United Mexican States
   7.5625%, 8/06/01 (a)........... US$        1,500      1,505,625
                                                      ------------
POLAND--3.5%
Republic of Poland
   4.00%, 10/27/14 (c)............            1,200      1,018,500
                                                      ------------
Total Sovereign Debt Obligations
   (cost $3,004,460)..............                       3,135,213
                                                      ------------
SHORT-TERM INVESTMENTS--1.8%
TIME DEPOSIT--1.8%
State Street Bank and Trust Co.
   5.00%, 1/02/97
   (amortized cost $522,000).............. $    522   $    522,000
                                                      ------------
TOTAL INVESTMENTS--98.8%
   (cost $28,701,259).....................              28,791,704
Other assets less liabilities--1.2%.......                 358,200
                                                      ------------
NET ASSETS--100.0%........................            $ 29,149,904
                                                      ============
-------------------------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1996, the aggregate market value of these securities amounted to $8,947,765 or 30.7% of net assets.

(b) Securities segregated to collateralize forward exchange currency contracts with an aggregate market value of $665,088.

(c) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1996.

    See Glossary of Terms on page B-43.

    See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
COMMON AND
   PREFERRED STOCKS--62.6%
BASIC INDUSTRIES--1.9%
CHEMICALS--0.9%
Dow Chemical Co...........................    1,500   $    117,563
Morton International, Inc.................    2,900        118,175
                                                      ------------
                                                           235,738
                                                      ------------
CONTAINERS--0.5%
Crown Cork & Seal, Inc.
   4.5% conv. pfd.........................    2,600        135,200
                                                      ------------
PAPER & FOREST
   PRODUCTS--0.5%
Louisiana-Pacific Corp....................    6,000        126,750
                                                      ------------
                                                           497,688
                                                      ------------
CAPITAL GOODS--2.4%
ELECTRICAL EQUIPMENT--1.1%
General Electric Co.......................    2,800        276,850
                                                      ------------
MACHINERY--0.9%
Allied-Signal, Inc........................    3,400        227,800
                                                      ------------
POLLUTION CONTROL--0.4%
WMX Technologies, Inc.....................    3,500        114,187
                                                      ------------
                                                           618,837
                                                      ------------
CONSUMER
   MANUFACTURING--1.1%
AUTO & RELATED--1.1%
Goodyear Tire & Rubber Co.................    5,400        277,425
                                                      ------------
CONSUMER SERVICES--7.7%
BROADCASTING &
   CABLE--2.6%
AirTouch Communications, Inc.*............    8,700        219,675
Comcast Corp. Cl.A SPL....................    8,200        146,062
Liberty Media Group Cl.A*.................    5,100        145,669
Lin Television Corp.*.....................    4,000        168,500
                                                      ------------
                                                           679,906
                                                      ------------
ENTERTAINMENT &
   LEISURE--1.0%
Carnival Corp. Cl.A.......................    1,700         56,100
ITT Corp.*................................    1,200         52,050
Time Warner, Inc..........................    3,900        146,250
                                                      ------------
                                                           254,400
                                                      ------------
PRINTING & PUBLISHING--0.6%
New York Times Co. Cl.A...................    3,900        148,200
                                                      ------------
RESTAURANTS &
   LODGING--0.6%
Brinker International, Inc.*..............    4,300   $     68,800
Wendy's International, Inc................    4,300         88,150
                                                      ------------
                                                           156,950
                                                      ------------
RETAILING--2.9%
AutoZone, Inc.*...........................    8,100        222,750
Dayton Hudson Corp........................    4,100        160,925
Federated Department Stores, Inc.*........    3,300        112,613
Price/Costco, Inc.*.......................    4,400        110,825
Sears, Roebuck & Co.......................    3,100        142,987
                                                      ------------
                                                           750,100
                                                      ------------
                                                         1,989,556
                                                      ------------
CONSUMER STAPLES--10.4%
BEVERAGES--0.6%
Anheuser-Busch Cos., Inc..................    4,000        160,000
                                                      ------------
COSMETICS--0.3%
Gillette Co...............................    1,000         77,750
                                                      ------------
FOOD--5.4%
American Brands, Inc......................    3,200        158,800
Campbell Soup Co..........................    6,600        529,650
General Mills, Inc........................    2,600        164,775
Kroger Co.*...............................    1,700         79,050
Nabisco Holdings Corp. Cl.A...............    4,100        159,387
PepsiCo, Inc..............................   10,200        298,350
                                                      ------------
                                                         1,390,012
                                                      ------------
HOUSEHOLD PRODUCTS--1.0%
Black & Decker Corp.......................    3,400        102,425
Newell Co.................................    2,700         85,050
Sunbeam Corp..............................    3,000         77,250
                                                      ------------
                                                           264,725
                                                      ------------
TOBACCO--3.1%
Philip Morris Cos., Inc...................    4,300        484,288
RJR Nabisco Holdings Corp.................    9,500        323,000
                                                      ------------
                                                           807,288
                                                      ------------
                                                         2,699,775
                                                      ------------
ENERGY--5.0%
DOMESTIC INTEGRATED--3.8%
Exxon Corp................................    5,300        519,400
Mobil Corp................................    3,800        464,550
                                                      ------------
                                                           983,950
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
OIL & GAS SERVICES--0.6%
Apache Corp...............................    2,100   $     74,287
Transocean Offshore, Inc..................    1,400         87,675
                                                      ------------
                                                           161,962
                                                      ------------
PIPELINES--0.6%
Enron Corp................................    3,400        146,625
                                                      ------------
                                                         1,292,537
                                                      ------------
FINANCE--9.7%
BANKING & CREDIT--3.8%
Chase Manhattan Corp......................    1,740        155,295
First Chicago NBD Corp....................    2,922        157,058
First Union Corp..........................    4,700        347,800
J.P. Morgan & Co., Inc....................    1,700        165,962
Wells Fargo & Co..........................      600        161,850
                                                      ------------
                                                           987,965
                                                      ------------
BROKERAGE & MONEY
   MANAGEMENT--1.1%
Merrill Lynch & Co., Inc..................    2,500        203,750
Morgan Stanley Group, Inc.................    1,400         79,975
                                                      ------------
                                                           283,725
                                                      ------------
INSURANCE--4.0%
General Reinsurance Corp..................    1,800        283,950
ITT Hartford Group, Inc...................    4,000        270,000
PMI Group, Inc............................    3,400        188,275
Travelers Group, Inc......................    6,266        284,320
                                                      ------------
                                                         1,026,545
                                                      ------------
REAL ESTATE--0.4%
Starwood Lodging Trust....................    1,600         88,200
                                                      ------------
OTHER--0.4%
Dean Witter, Discover & Co................    1,700        112,625
                                                      ------------
                                                         2,499,060
                                                      ------------
HEALTH CARE--7.3%
BIOTECHNOLOGY--1.1%
Centocor, Inc.*...........................    8,100        290,081
                                                      ------------
DRUGS--3.9%
Amgen, Inc.*..............................    1,500         81,656
Bristol-Myers Squibb Co...................    2,300        250,125
Merck & Co., Inc..........................    8,700        689,475
                                                      ------------
                                                         1,021,256
                                                      ------------
MEDICAL PRODUCTS--0.9%
Abbott Laboratories.......................    4,400        223,300
                                                      ------------
MEDICAL SERVICES--1.4%
Columbia/HCA Healthcare Corp..............    6,450   $    262,838
United Healthcare Corp....................    1,500         67,500
Value Health, Inc.*.......................    1,100         21,450
                                                      ------------
                                                           351,788
                                                      ------------
                                                         1,886,425
                                                      ------------
MULTI INDUSTRY--1.9%
Tyco International Ltd....................    3,300        174,488
U.S. Industries, Inc.*....................    5,000        171,875
Whitman Corp..............................    6,200        141,825
                                                      ------------
                                                           488,188
                                                      ------------
TECHNOLOGY--12.0%
COMMUNICATIONS
   EQUIPMENT--1.9%
Nokia Corp. (ADR).........................    6,300        363,038
Scientific-Atlanta, Inc...................    8,500        127,500
                                                      ------------
                                                           490,538
                                                      ------------
COMPUTER HARDWARE--2.6%
Compaq Computer Corp.*....................    2,000        148,500
Intel Corp................................    2,200        288,062
International Business Machines Corp......    1,500        226,500
                                                      ------------
                                                           663,062
                                                      ------------
COMPUTER SOFTWARE &
   SERVICES--0.6%
Electronic Data Systems Corp..............    3,500        151,375
                                                      ------------
OFFICE EQUIPMENT &
   SERVICES--0.9%
Xerox Corp................................    4,600        242,075
                                                      ------------
SEMI-CONDUCTORS &
   RELATED--1.6%
Atmel Corp.*..............................    4,000        133,000
National Semiconductor Corp.*.............   12,000        292,500
                                                      ------------
                                                           425,500
                                                      ------------
TELECOMMUNICATIONS--4.4%
AT & T Corp...............................   19,300        839,550
MCI Communications Corp.*.................    9,000        294,187
                                                      ------------
                                                         1,133,737
                                                      ------------
                                                         3,106,287
                                                      ------------
TRANSPORTATION--0.9%
RAILROADS--0.9%
Canadian Pacific, Ltd.....................    2,900         76,850
Union Pacific Corp........................    2,800        168,350
                                                      ------------
                                                           245,200
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                           SHARES OR
                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
UTILITIES--2.3%
ELECTRIC & GAS--2.3%
Allegheny Power Systems, Inc..............    2,400   $     72,900
CINergy Corp..............................    2,000         66,750
FPL Group, Inc............................    5,200        239,200
Houston Industries, Inc...................    2,600         58,825
Texas Utilities Co........................    4,100        167,075
                                                      ------------
                                                           604,750
                                                      ------------
Total Common and Preferred Stocks
   (cost $14,409,043).....................              16,205,728
                                                      ------------
U.S. GOVERNMENT
   OBLIGATIONS--30.2%
U.S. Treasury Notes
   4.75%, 8/31/98......................... $  2,317      2,277,541
   6.50%, 10/15/06........................    2,000      2,010,940
   7.25%, 8/15/04.........................    3,355      3,531,138
                                                      ------------
Total U.S. Government Obligations
   (cost $7,861,801)......................               7,819,619
                                                      ------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
SHORT-TERM INVESTMENTS--6.6%
TIME DEPOSIT--6.6%
State Street Bank and Trust Co.
   5.00%, 1/02/97
   (amortized cost $1,706,000)............ $  1,706   $  1,706,000
                                                      ------------
TOTAL INVESTMENTS--99.4%
   (cost $23,976,844).....................              25,731,347
Other assets less liabilities--0.6%.......                 144,003
                                                      ------------
NET ASSETS--100.0%.........................           $ 25,875,350
                                                      ============

-------------------------------------------------------------------------------
*     Non-income producing security.
      See Glossary of Terms on page B-43.
      See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
COMMON STOCKS AND
   OTHER INVESTMENTS--92.0%
AUSTRALIA--1.5%
Coca Cola Amatil Ltd......................   13,171   $    140,808
Mayne Nickless Ltd........................   12,000         82,028
Qantas Airways Ltd........................   12,021         20,065
WMC, Ltd..................................   23,168        146,032
Woolworths Ltd............................  108,073        260,282
                                                      ------------
                                                           649,215
                                                      ------------
BELGIUM--0.7%
Delhaize-Le Lion S.A......................    2,500        148,530
Kredietbank S.A...........................      500        163,896
                                                      ------------
                                                           312,426
                                                      ------------
BRAZIL--0.1%
Dixie Toga S.A. pfd.......................   18,600         14,141
Industries Klabin de Papel E Celulose
   S.A. pfd...............................   16,000         14,782
                                                      ------------
                                                            28,923
                                                      ------------
DENMARK--1.2%
BG Bank A/S...............................    1,600         74,964
Den Danske Bank...........................    3,790        305,604
ISS International Service System Cl.B.....    5,440        143,138
                                                      ------------
                                                           523,706
                                                      ------------
FINLAND--1.5%
Kesko.....................................    4,900         69,133
Nokia AB Cl.A.............................    3,038        176,204
Orion-Yhtymne OY Series B.................    5,680        218,556
UPM-Kymmene Corp.*........................    9,700        203,489
                                                      ------------
                                                           667,382
                                                      ------------
FRANCE--6.6%
Alcatel Alsthom...........................    1,300        104,431
Bouygues..................................    2,214        229,572
Compagnie Generale des Eaux...............    1,639        203,118
GTM Entrepose S.A.........................    1,640         75,860
Legris Ind. S.A...........................    3,960        166,765
Pechiney S.A..............................    3,730        156,288
Salomon S.A...............................    1,400        120,073
SGS-Thomson Microelectronics N.V.*........    1,530        108,222
Simco S.A.................................    1,204        105,119
Societe Centrale des Assurances
   Generales de France....................    7,540        243,413
Societe des Immuebles.....................    1,297         76,493
Societe Francaise d'Invetissements
   Immobiliers et de Gestion..............    1,295         93,846
Societe Nacionale Elf Aquitaine...........    4,400        400,524

Total S.A. (ADR)..........................    1,270   $     51,118
Total S.A. Cl.B...........................    5,214        424,074
Union du Credit Bail Immobilier...........    1,490        148,182
Union Immobilier de France................      980         79,990
Usinor Sacilor............................    8,900        129,508
                                                      ------------
                                                         2,916,596
                                                      ------------
GERMANY--5.8%
Bayer AG..................................   12,280        501,159
Deutsche Lufthansa AG.....................   18,100        247,011
Deutsche Telekom AG*......................    4,130         87,093
Henkel KGaA, pfd..........................    5,634        283,018
Hornbach Holding AG pfd...................    2,400        171,562
KSB AG - Vorzug pfd.......................      960        148,479
Preussag AG...............................      800        181,180
Schmalbach Lubeca AG*.....................    1,000        245,646
Suedzucker AG.............................      321        156,662
Veba AG...................................    7,050        407,753
Volkswagen AG.............................      319        132,675
                                                      ------------
                                                         2,562,238
                                                      ------------
HONG KONG--1.7%
Asia Satellite Telecom Ltd.*..............    3,000          6,962
Citic Pacific Ltd.........................   23,000        133,519
First Pacific Co. Ltd.....................   74,837         97,241
Guangshen Railway Co. Ltd. (ADR)*.........    3,000         61,875
Hong Kong and China Gas Co. Ltd. .........   27,440         53,039
   warrants, expiring 9/30/97* ...........    1,620            900
Hysan Development Co. Ltd. ...............   12,000         47,786
   warrants, expiring 4/30/98* ...........      500            453
New World Development Co. Ltd.............    9,226         62,326
Swire Pacific Ltd. Cl.A...................   11,000        104,887
Television Broadcasts of
   Hong Kong Ltd..........................   32,000        127,843
Wharf (Holdings) Ltd......................   15,000         74,859
                                                      ------------
                                                           771,690
                                                      ------------
INDIA--0.9%
Bajaj Auto Ltd. (GDR) (a).................    5,800        192,850
Industrial Credit & Investment
   Corp. of India Ltd. (GDR)* (a).........    8,000         76,000
State Bank of India (GDR)* (a)............    7,000        118,090
                                                      ------------
                                                           386,940
                                                      ------------
INDONESIA--1.3%
Indosat...................................   78,000        214,649
PT Hanjaya Mandala Sampoema
   (Foreign)..............................   49,000        261,389
PT Telekomunikasi Indonesia ..............   41,000         70,734

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
PT Telekomunikasi Indonesia (ADR) ........    1,000   $     34,500
                                                      ------------
                                                           581,272
                                                      ------------
ITALY--1.9%
Ente Nazionale Idrocarburi S.p.A..........   46,800        240,170
Instituto Nazionale delle Assicurazioni...  152,900        199,163
Magneti Marelli S.p.A.....................   48,200         59,892
Saipem S.p.A..............................   19,950         91,794
Societa Italiana Per L'Eserreizio
   delle Telecommunicazioni, P.A..........  102,200        265,437
                                                      ------------
                                                           856,456
                                                      ------------
JAPAN--31.5%
Amano Corp................................   15,000        160,608
Asahi Glass Co. Ltd.......................   30,000        282,359
Bank of Tokyo-Mitsubishi Bank.............   18,200        337,881
Canon, Inc................................   16,000        353,683
Chiba Bank Ltd............................   10,000         68,215
Dai Nippon Printing Co. Ltd...............   11,000        192,816
Daifuku Co. Ltd...........................   12,000        151,282
Daito Trust Construction Co. Ltd..........   15,700        174,881
Daiwa Securities Co. Ltd..................    6,000         53,363
DDI Corp..................................      125        826,785
East Japan Railway Co.....................       40        179,950
Eisai Co..................................    8,250        162,421
Fuji Photo Film Co. (ORD).................    3,000         98,955
Furukawa Co. Ltd..........................   25,000         84,190
Hirose Electric Co........................    5,000        289,699
Honda Motor Co............................    5,000        142,906
House Foods Industry......................    5,000         80,736
Hoya Corp.................................   10,000        392,885
Ishikawajima-Harima Heavy Industries......   17,000         75,598
Ito - Yokado Co. Ltd......................    2,000         87,039
Japan Securities Finance..................   17,000        198,169
Japan Tobacco, Inc........................       22        149,124
Kamigumi Co. Ltd..........................   12,000         78,750
Kandenko Co. Ltd..........................   11,300        107,331
Kao Corp..................................   21,000        244,798
Kirin Brewery Co. Ltd.....................    8,000         78,750
Kokuyo....................................    7,000        172,869
Kuraray Co. Ltd...........................   20,000        184,785
Kyocera Corp..............................    2,000        124,687
Maeda Road Construction Corp..............    4,000         46,283
Matsushita Electric Industrial............   24,000        391,676
Matsushita Electric Works.................   13,000        111,916
Mitsubishi Heavy Industries Ltd...........   23,000        182,713
Mitsubishi Materials Corp.................   12,000         48,493
Mitsubishi Oil Co.........................   22,000        131,647

Mitsui Marine & Fire Insurance
   Co. Ltd................................   24,000   $    129,108
Mitsui Trust and Banking Co. Ltd..........   44,000        343,839
National House Industrial Co..............   11,000        146,274
NGK Insulators............................    8,000         75,987
Nikko Securities Co. Ltd..................   15,000        111,907
Nippon Express Co. Ltd....................   18,000        123,409
Nippon Light Metal Co.....................   21,000         86,314
Nippon Steel Co...........................   46,000        135,843
Nisshin Steel Co. Ltd.....................   90,000        241,689
NKK Corp.*................................   53,000        119,446
Nomura Securities Co. Ltd.................   16,000        240,394
Osaka Gas Co..............................   42,000        114,964
Rohm Co...................................   11,000        721,872
Sankyo Co. Ltd............................    2,000         56,644
Santen Pharmaceutical Co..................    1,000         20,724
Seven-Eleven Japan Co. Ltd................   10,400        608,859
Shimano, Inc..............................    7,000        119,074
Shimizu Corp..............................   15,000        112,037
Shiseido Co. Ltd..........................   14,000        161,989
Sumitomo Electric Industries..............   12,000        167,861
Sumitomo Marine & Fire Insurance Co.......   19,000        118,125
Sumitomo Realty & Development
   Co. Ltd................................   24,000        151,282
Sumitomo Rubber Industries................   13,000         96,874
Taisho Pharmaceutical Co..................    7,000        165,012
Takeda Chemical Industries................    6,000        125,896
TDK Corp..................................    8,000        521,544
Toagosei Co. Ltd..........................    7,000         24,782
Tokai Bank................................   17,000        177,619
Tokyo Electric Power Co...................    7,000        153,527
Tokyo Gas Cos. Ltd........................   85,000        230,464
Tokyo Steel Manufacturing Co..............   22,000        313,444
Toyo Kanetsu..............................   13,000         45,126
Toyota Corp...............................   26,000        747,604
Ube Industries Ltd. ......................   15,000         42,483
Ushio, Inc................................   16,000        174,078
Yakult Honsha Co..........................   10,000        103,618
Yamanouchi Pharmaceutical Co. Ltd.........   14,000        287,713
Yamatake-Honeywell........................    7,000        113,030
Yamazaki Baking Co. Ltd...................    7,000        111,821
                                                      ------------
                                                        13,990,519
                                                      ------------
KOREA--0.7%
Korea Electric Power Corp. (ADR)..........    4,000         82,000
Korea Mobile Telecommunications
   Corp. (ADR) (a)........................   14,832        190,962

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
Pohang Iron & Steel Ltd. (ADR)............    2,000  $      40,500
                                                      ------------
                                                           313,462
                                                      ------------
MALAYSIA--1.0%
Ammb Holdings Bhd.........................   15,000        125,916
DCB Holdings Bhd
   warrants, expiring 12/27/99*...........    2,750          4,138
Malakoff Bhd..............................   17,000         83,469
Malayan Banking Bhd.......................    8,000         88,695
Resorts World Bhd.........................   37,000        168,481
                                                      ------------
                                                           470,699
                                                      ------------
NETHERLANDS--3.6%
Akzo Nobel N.V............................    3,320        453,820
Apothekers Cooperative OPG................    1,640         47,210
CSM N.V...................................      800         44,483
Fortis Amev N.V...........................   11,800        413,496
Internationale Nederlanden Groep N.V......   11,639        419,314
Vendex International N.V..................    5,150        220,437
                                                      ------------
                                                         1,598,760
                                                      ------------
NEW ZEALAND--0.6%
Fletcher Challenge Ltd....................   26,424         44,274
Lion Nathan Ltd...........................   32,000         76,691
Telecom Corp. of New Zealand Ltd..........   27,000        137,815
                                                      ------------
                                                           258,780
                                                      ------------
NORWAY--1.1%
Bergesen D.Y. ASA Cl.A....................   11,700        283,280
Orkla ASA Cl.A............................    1,540        106,362
Schibsted ASA.............................    3,740         68,204
Unitor ASA................................    1,900         24,181
                                                      ------------
                                                           482,027
                                                      ------------
PHILIPPINES--0.2%
Manila Electric Co........................    9,815         80,237
Philippine Commercial International
   Bank...................................    1,000         13,118
                                                      ------------
                                                            93,355
                                                      ------------
PORTUGAL--0.1%
Telecel-Comunicacaoes Pessoais* (a).......      550         35,118
                                                      ------------
SINGAPORE--1.3%
Overseas Chinese Bank.....................   14,000        174,087
Overseas Union Banking Ltd. (Foreign).....   20,000        154,363
Singapore Airlines Ltd....................    2,000         18,152
Singapore Press Holdings Ltd. (Foreign)...   11,000        216,966
                                                      ------------
                                                           563,568
                                                      ------------
SPAIN--1.7%
Autopistas Concesionaria Espanola S.A.....    9,500        130,984

Banco Santander S.A.......................    2,070   $    132,499
Repsol S.A................................    6,300        241,664
Tabacalera S.A. Series A..................    3,590        154,578
Viscofan Envolturas Celulosicas...........    6,430         94,104
                                                      ------------
                                                           753,829
                                                      ------------
SWEDEN--1.9%
Astra AB..................................    5,500        271,778
Electrolux AB Series B....................    1,590         92,324
Incentive AB Cl.B.........................    1,698        123,244
Sparbanken Sverige AB Cl.A (a)............    4,300         73,769
Stora Kopparbergs Series B................   19,705        268,709
                                                      ------------
                                                           829,824
                                                      ------------
SWITZERLAND--4.0%
Adecco S.A................................      591        148,357
Baloise Holdings Ltd......................      105        211,020
Nestle S.A................................      326        349,990
Novartis AG*..............................      627        718,538
Schindler Holdings AG.....................       90         97,833
Swissair AG*..............................      189        152,923
Zurich Versicherungsgesellschaft..........      334         92,826
                                                      ------------
                                                         1,771,487
                                                      ------------
TAIWAN--0.2%
Advanced Semiconductor Engineering
   (GDR)* (a).............................    8,100         77,355
                                                      ------------
THAILAND--0.4%
Bangkok Bank Public Co. Ltd...............    4,000         38,681
Thai Farmers Bank Co......................   24,625        153,630
                                                      ------------
                                                           192,311
                                                      ------------
UNITED KINGDOM--20.5%
Anglian Water Plc.........................   22,000        221,621
B.A.T. Industries Plc.....................   21,300        176,618
BAA Plc...................................   33,500        277,780
Barclays Plc..............................   29,300        502,221
Bass Plc..................................   14,580        205,324
BPB Plc...................................   17,600        115,786
British Aerospace Plc.....................   11,480        251,352
British Petroleum Co. Plc.................   36,600        438,924
British Sky Broadcast Group Plc...........   22,100        197,639
British Telecommunications Plc............   37,400        253,092
BTR Plc...................................   73,500        358,874
Cadbury Schweppes Plc.....................   29,700        250,850
Compass Group Plc.........................   18,900        200,754
General Electric Co. Plc..................   33,849        222,103
Glaxo Holdings Wellcome Plc...............   16,700        271,801
Grand Metropolitan Plc....................   33,100        259,719

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
Hanson Plc................................   99,100   $    139,219
Hepworth Plc..............................   17,100         73,826
Holliday Chemical Holdings Plc............   48,600        101,788
Kingfisher Plc............................   10,800        116,567
Ladbroke Group Plc........................   61,300        243,646
National Grid Group Plc...................   92,400        308,686
National Westminster Bank Plc.............   18,350        215,660
Pearson Plc...............................   13,900        177,411
Rank Group Plc............................   44,100        330,920
Reed International Plc....................   17,600        331,074
Reuters Holdings Plc......................   27,400        352,299
Rugby Group Plc...........................   88,000        141,717
Sainsbury (J.) Plc........................   45,162        299,429
Sears Plc.................................  134,500        216,601
Shell Transport and Trading Co. Plc.......   10,950        189,848
Siebe Plc.................................   13,240        245,882
Smithkline Beecham Plc....................   17,600        243,632
Tesco Plc.................................    8,500         51,550
TI Group Plc..............................   34,700        344,206
Tomkins Plc...............................   47,500        219,719
United Assurance Group Plc................   20,000        164,468
Vodafone Group Plc........................   47,200        199,733
Wimpey (George) Plc.......................   91,500        195,948
                                                      ------------
                                                         9,108,287
                                                      ------------
Total Common Stocks and
   Other Investments
   (cost $39,371,024).....................              40,796,225
                                                      ------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
CONVERTIBLE BOND--0.4%
JAPAN--0.4%
Sumitomo Bank International
   0.75%, 5/31/01 (a)
   (cost $155,634)................ JPY       17,000   $    155,416
                                                      ------------

SHORT-TERM INVESTMENTS--7.4%
TIME DEPOSIT--7.4%
State Street Bank and Trust Co.
   5.00%, 1/02/97
   (amortized cost $3,273,000).... US$        3,273      3,273,000
                                                      ------------

TOTAL INVESTMENTS--99.8%
   (cost $42,799,658).............                      44,224,641
Other assets less liabilities--0.2%                         99,455
                                                      ------------
NET ASSETS--100.0%.................                   $ 44,324,096
                                                      ============

-------------------------------------------------------------------------------
 *    Non-income producing security.
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1996, the aggregate market value of these securities amounted to $919,560 or 2.1% of net assets.

      See Glossary of Terms on page B-43.

      See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
U.S. GOVERNMENT AND
   AGENCY OBLIGATIONS--99.1%
Federal Farm Credit Bank
   5.35%, 1/23/97......................... $  3,000   $  2,990,192
   5.46%, 1/23/97.........................    3,000      2,989,990
   5.48%, 1/29/97.........................    3,500      3,485,082
Federal Home Loan Bank
   5.31%, 2/21/97.........................    5,500      5,458,626
   5.48%, 1/24/97.........................    3,500      3,487,746
Federal Home Loan Mortgage Corp.
   5.27%, 1/14/97.........................      800        798,478
   5.37%, 1/22/97.........................    3,000      2,990,603
   5.42%, 1/22/97.........................    2,873      2,863,917
Federal National Mortgage Assn.
   5.24%, 1/17/97.........................    8,500      8,480,204
   5.36%, 3/12/97.........................    3,000      2,968,733
   5.37%, 1/07/97.........................    3,020      3,017,297
   5.38%, 2/18/97.........................    6,000      5,956,960
   5.38%, 2/24/97.........................    3,425      3,397,360
   5.40%, 2/10/97.........................    3,390      3,369,660
Tennessee Valley Authority
   5.24%, 2/26/97.........................    1,500      1,487,773
   5.26%, 3/26/97.........................    2,500      2,469,317
   5.27%, 2/25/97.........................    1,500      1,487,923
U.S. Treasury Bill
   4.75%, 1/16/97.........................    6,500      6,487,135
                                                      ------------
TOTAL INVESTMENTS--99.1%
   (cost $64,186,996).....................              64,186,996
Other assets less liabilities--0.9%........                582,295
                                                      ------------
NET ASSETS--100.0%.........................           $ 64,769,291
                                                      ============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
SOVEREIGN DEBT
   OBLIGATIONS--68.2%
COLLATERALIZED
   BRADY BONDS--18.5%
ARGENTINA--5.1%
Republic of Argentina
   5.25% Par Euro Bonds, 3/31/23 (a)
   (cost $412,943)........................ $    710   $    448,187
                                                      ------------
ECUADOR--3.6%
Republic of Ecuador
   3.00%, 2/27/15.........................      370        227,604
Republic of Ecuador
   6.50% Disc. (FRN), 2/28/25 (b).........      130         90,025
                                                      ------------
Total Ecuadorian Securities
   (cost $229,475)........................                 317,629
                                                      ------------
MEXICO--7.9%
United Mexican States
   6.25%, 12/31/19
   (cost $629,686)........................      950        697,062
                                                      ------------
NIGERIA--1.9%
Central Bank of Nigeria
   6.25% Pars, 11/15/20 (a)
   (cost $105,552)........................      250        171,875
                                                      ------------
Total Collateralized Brady Bonds
   (cost $1,377,656)......................               1,634,753
                                                      ------------
LOAN PARTICIPATION &
   ASSIGNMENT--14.6%
MOROCCO--3.8%
Kingdom of Morocco Restructuring &
   Consolidation Loan Participation
   7.375% (FRN), 1/01/09
   (cost $321,174)........................      400        330,250
                                                      ------------
RUSSIA--10.8%
Vnesheconombank Loan Assignment
   Zero Coupon, 9/14/04 *
   (cost $883,533)........................    1,200        957,750
                                                      ------------
Total Loan Participation &
   Assignment
   (cost $1,204,707)......................               1,288,000
                                                      ------------
OTHER SOVEREIGN DEBT--35.1%
ARGENTINA--4.2%
Argentina Global
   11.00%, 10/09/06
   (cost $347,098)........................ $    350   $    368,375
                                                      ------------
BRAZIL--5.3%
Republic of Brazil
   6.5625% (FRN), 4/15/12
   (cost $467,204)........................      620        470,425
                                                      ------------
BULGARIA--2.2%
Republic of Bulgaria
   2.25% (FRN), 7/28/12
   (cost $201,131)........................      500        192,188
                                                      ------------
CROATIA--2.2%
Republic of Croatia
   6.6875% (FRN), 7/31/10
   (cost $183,658)........................      200        193,500
                                                      ------------
MEXICO--2.0%
Mc-Cuernavaca Trust
   9.25%, 7/25/01 (c)
   (cost $176,570)........................      203        179,853
                                                      ------------
PANAMA--3.9%
Republic of Panama
   3.50% IRB, 7/17/14 (c)
   (cost $281,196)........................      500        348,125
                                                      ------------
PHILIPPINES--1.6%
Republic of Philippines
   8.75%, 10/07/16 (c)
   (cost $127,681)........................      136        140,080
                                                      ------------
POLAND--3.2%
Republic of Poland
   4.00%, 10/27/14 (a)
   (cost $223,776)........................      330        280,088
                                                      ------------
TRINIDAD & TOBAGO--0.6%
Republic of Trinidad & Tobago
   11.75%, 10/03/04
   (cost $49,730).........................       50         56,000
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
VENEZUELA--9.9%
Republic of Venezuela
   6.50%, 12/18/07
   (cost $867,337)........................ $  1,000   $    880,937
                                                      ------------
Total Other Sovereign Debt
   (cost $2,925,381)......................               3,109,571
                                                      ------------
Total Sovereign Debt Obligations
   (cost $5,507,744)......................               6,032,324
                                                      ------------
CORPORATE DEBT
   OBLIGATIONS--20.4%
FINANCIAL SERVICES--4.9%
App International Finance Company
   B V Guaranteed Secured Note
   11.75%, 10/01/05.......................      150        160,688
FSW International Finance Company
   B V Guaranteed Secured Note
   12.50%, 11/01/06 (c)...................      150        159,375
Home Holdings, Inc.
   7.75%, 12/15/98........................      200         89,000
   8.625%, 12/15/03.......................      100         23,500
                                                      ------------
Total Financial Services
   (cost $579,998)........................                 432,563
                                                      ------------
YANKEES--15.5%
AES China Generating Co., Ltd.
   10.125%, 12/15/06......................      500        518,750

Banco Nacional
   7.25%, 2/02/04......................... $    200   $    176,750
Grupo Mexicano de Desarrollo
   8.25%, 2/17/01.........................      240        146,100
Tevecap S.A.
   12.625%, 11/26/04 (c)..................      300        307,875
Transportacion Maritima
   Mexicana S.A.
   9.25%, 5/15/03.........................       12         11,760
Zhuhai Highway Co.
   11.50%, 7/01/08........................      200        214,250
                                                      ------------
Total Yankees
   (cost $1,361,443)......................               1,375,485
                                                      ------------
Total Corporate Debt Obligations
   (cost $1,941,441)......................               1,808,048
                                                      ------------
SHORT-TERM INVESTMENTS--8.0%
TIME DEPOSIT--8.0%
State Street Bank and Trust Co.
   5.00%, 1/02/97
   (amortized cost $703,000)..............      703        703,000
                                                      ------------

TOTAL INVESTMENTS--96.6%
   (cost $8,152,185)......................               8,543,372
Other assets less liabilities--3.4%........                304,034
                                                      ------------
NET ASSETS--100.0%.........................           $  8,847,406
                                                      ============

-------------------------------------------------------------------------------
 *   Non-income producing security.
(a) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1996.
(b) Coupon will fluctuate based upon an interest rate index. Stated interest rate in effect at December 31, 1996.
(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1996, the aggregate market value of these securities amounted to $1,135,308 or 12.8% of net assets.
     See Glossary of Terms on page B-43.
     See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
ARGENTINA--18.0%
GOVERNMENT OBLIGATIONS--18.0%
Republic of Argentina
   Pensioner-Bocon Series I
   3.41% (FRN), 4/01/01 (a)....... ARS          342   $    295,304
   3.41% (FRN), 4/01/07 (a).......            3,779      2,659,735
Republic of Argentina
   Pensioner-Bocon Series II
   3.41% (FRN), 9/01/02 (a).......               60         45,084
                                                      ------------
Total Argentinian Securities
   (cost $2,115,505)..............                       3,000,123
                                                      ------------
CANADA--15.3%
GOVERNMENT/AGENCY--15.3%
Government of Canada
   6.50%, 6/01/04 (b)............. CA$          850        633,555
   8.00%, 6/01/23 (b).............              500        406,594
Province of British Columbia
   8.00%, 9/08/23 (b).............              400        315,372
Province of Manitoba
   7.75%, 12/22/25................              450        348,557
Province of Ontario
   8.25%, 12/01/05................              275        223,727
Province of Quebec
   7.75%, 3/30/06.................              325        253,250
Province of Saskatchewan
   9.60%, 2/04/22.................              400        367,574
                                                      ------------
Total Canadian Securities
   (cost $2,367,769)..............                       2,548,629
                                                      ------------
MEXICO--16.3%
GOVERNMENT/AGENCY--16.3%
Mexican Treasury Bills
   Zero Coupon, 1/23/97........... MXP          470         58,658
   Zero Coupon, 3/06/97...........            3,778        457,758
   Zero Coupon, 5/29/97...........            5,000        572,704
   Zero Coupon, 6/05/97...........           14,390      1,640,661
                                                      ------------
Total Mexican Securities
   (amortized cost $2,753,629)....                       2,729,781
                                                      ------------
UNITED STATES--49.4%
U.S. TREASURY SECURITIES--26.0%
U.S. Treasury Notes
   6.25%, 10/31/01................ US$        1,300   $  1,301,222
   6.50%, 4/30/99.................               85         86,036
   7.125%, 9/30/99................              320        328,851
   7.25%, 8/15/04.................            2,500      2,631,250
                                                      ------------
                                                         4,347,359
                                                      ------------
FEDERAL AGENCY -
   MORTGAGES--1.1%
Government National
   Mortgage Association
   9.00%, 9/15/24.................              167        176,524
                                                      ------------
FEDERAL AGENCY--3.9%
Federal Home Loan Bank
   7.26%, 9/06/01.................              200        206,812
Federal Home Loan
   Mortgage Corp.
   6.13%, 8/19/99.................              150        150,000
Federal National Mortgage
   Association
   5.05%, 11/10/98................              305        300,044
                                                      ------------
                                                           656,856
                                                      ------------

TIME DEPOSIT--18.4%
State Street Bank and Trust Co.
   5.00%, 1/02/97.................            3,062      3,062,000
                                                      ------------
Total United States Securities
   (cost $8,147,794)..............                       8,242,739
                                                      ------------
TOTAL INVESTMENTS--99.0%
   (cost $15,384,697).............                      16,521,272
Other assets less liabilities--1.0%                        174,378
                                                      ------------
NET ASSETS--100.0%.................                   $ 16,695,650
                                                      ============

-------------------------------------------------------------------------------
(a) Coupon will fluctuate based upon an interest rate index. Stated interest rate in effect at December 31, 1996.
(b) Securities segregated to collateralize forward exchange currency contracts with an aggregate market value of $1,355,521.
     See Glossary of Terms on page B-43.
     See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
COMMON AND
   PREFERRED STOCKS--89.7%
UNITED STATES INVESTMENTS--81.3%
CONSUMER SERVICES--10.5%
BROADCASTING &
   CABLE--10.5%
AirTouch Communications, Inc.
   4.25% conv. pfd........................   13,000   $    588,250
Cablevision Systems Corp. * ..............   20,000        410,000
Comcast Corp. Cl.A  ......................   18,000        320,625
TCI Group
   $2.125 Series A conv. pfd..............    6,200        242,187
                                                      ------------
                                                         1,561,062
                                                      ------------
ENERGY--0.8%
PIPELINES--0.8%
Enron Corp.  .............................    2,800        120,750
                                                      ------------

TECHNOLOGY--15.5%
COMMUNICATIONS
   EQUIPMENT--3.9%
Ericsson (L.M.) Telephone Co.  ...........    5,600        169,050
Teleport Communications Group, Inc. *.....   13,600        414,800
                                                      ------------
                                                           583,850
                                                      ------------
TELECOMMUNICATIONS--11.6%
AT & T Corp.  ............................   15,760        685,560
Frontier Corp.   .........................   21,000        475,125
MCI Communications Corp.  ................   10,400        339,950
Telephone and Data Systems, Inc.  ........    6,000        217,500
                                                      ------------
                                                         1,718,135
                                                      ------------
                                                         2,301,985
                                                      ------------
UTILITIES--54.5%
ELECTRIC & GAS--54.5%
AGL Resources, Inc. ......................    6,100        128,863
Allegheny Power Systems, Inc. ............   17,800        540,675
American Electric Power, Inc. ............   11,300        464,712
Baltimore Gas & Electric Co. .............    5,600        149,800
Brooklyn Union Gas Co.  ..................    4,600        138,575
Carolina Power & Light Co.  ..............    9,000        328,500
CINergy Corp.  ...........................   16,700        557,362
CMS Energy Corp.  ........................   17,200        578,350
DPL, Inc.  ...............................   14,000        343,000
DQE, Inc.  ...............................    6,600        191,400
Edison International  ....................   22,000        437,250
FPL Group, Inc.  .........................   10,600        487,600

Houston Industries, Inc.  ................   20,500   $    463,812
Illinova Corp.  ..........................    8,700        239,250
Ipalco Enterprises, Inc.  ................   10,500        286,125
MCN Corp.  ...............................    4,600        132,825
New Jersey Resources Corp.  ..............    4,400        128,700
Northwest Natural Gas Co.  ...............    5,250        126,656
Pacific Enterprises  .....................    4,100        124,538
People's Energy Corp.  ...................    3,600        121,950
Piedmont Natural Gas Co., Inc.  ..........    5,100        119,213
Pinnacle West Capital Corp.  .............   12,500        396,875
Public Service Co. of New Mexico  ........   18,600        365,025
Questar Corp.  ...........................    3,500        128,625
Southwest Gas Corp.  .....................    7,000        134,750
Texas Utilities Co.  .....................    8,400        342,300
Washington Gas Light Co.  ................    5,600        126,700
Wicor, Inc.  .............................    3,500        125,563
Williams Cos., Inc.
   $3.5 conv. pfd.  ......................    4,700        387,750
                                                      ------------
                                                         8,096,744
                                                      ------------
Total United States Investments
   (cost $11,446,118).....................              12,080,541
                                                      ------------
FOREIGN INVESTMENTS--8.4%
BRAZIL--1.9%
Light Participacoes, S.A. * ..............  600,000        145,511
Telecomunicacoes Brasileras
   S.A. (ADR).............................    1,800        137,700
                                                      ------------
                                                           283,211
                                                      ------------
CHILE--0.7%
Compania de Telecommunicaciones
   de Chile S.A. (ADR)....................    1,100        111,237
                                                      ------------
FINLAND--1.9%
Nokia Corp. (ADR).........................    4,800        276,600
                                                      ------------
HONG KONG--0.9%
Consolidated Electric Power Asia (ADR)....   58,800        137,982
                                                      ------------
KOREA--0.8%
Korea Electric Power Corp. (ADR)..........    4,020        117,032
                                                      ------------
MEXICO--1.4% Telefonos de Mexico S.A.
   Series L (ADR).........................    6,200        204,600
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
PERU--0.8%
Telefonica del Peru S.A. (ADR)............   62,000   $    115,382
                                                      ------------
Total Foreign Investments
   (cost $984,113)........................               1,246,044
                                                      ------------
Total Common and Preferred Stocks
   (cost $12,430,231).....................              13,326,585
                                                      ------------
CONVERTIBLE BONDS--5.4%
   3Com Corp.
   10.25%, 11/01/01 (a)...................      305        676,338
International Cabletel, Inc.
   7.25%, 4/15/05 (a).....................      115        123,481
                                                      ------------
Total Convertible Bonds
   (cost $596,950)........................                 799,819
                                                      ------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
SHORT-TERM INVESTMENTS--3.3%
COMMERCIAL PAPER--3.3%
General Electric Capital Corp.
   5.90%, 1/02/97
   (amortized cost $499,918).............. $    500   $    499,918
                                                      ------------

TOTAL INVESTMENTS--98.4%
   (cost $13,527,099).....................              14,626,322
Other assets less liabilities--1.6%........                230,471
                                                      ------------
NET ASSETS--100.0%.........................           $ 14,856,793
                                                      ============

-------------------------------------------------------------------------------
 *    Non-income producing security.
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1996, the aggregate market value of these securities amounted to $799,819 or 5.4% of net assets.
      See Glossary of Terms on page B-43.
      See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
COMMON AND
   PREFERRED STOCKS--95.4%
BASIC INDUSTRIES--0.7%
CHEMICALS--0.5%
Grace (W.R.) & Co.........................   14,000   $    724,500
                                                      ------------
MINING & METALS--0.2%
Century Aluminum Co. .....................   15,000        256,875
                                                      ------------
                                                           981,375
                                                      ------------
CAPITAL GOODS--0.6%
POLLUTION CONTROL--0.6%
WMX Technologies, Inc.....................   27,000        880,875
                                                      ------------
CONSUMER SERVICES--14.7%
AIRLINES--2.0%
Continental Airlines, Inc.*...............   51,000      1,440,750
Delta Air Lines, Inc......................    5,000        354,375
Northwest Airlines Corp. Cl.A*............   13,200        516,450
UAL Corp.*................................    7,000        437,500
                                                      ------------
                                                         2,749,075
                                                      ------------
BROADCASTING &
   CABLE--3.3%
Argyle Television, Inc.*..................   19,100        463,175
Comcast Corp. Cl.A........................   51,000        908,438
Liberty Media Group Inc. Cl.A*............   34,225        977,552
TCI Group Series A*.......................  159,300      2,080,856
TCI Satellite Entertainment, Inc.*........   15,930        158,304
                                                      ------------
                                                         4,588,325
                                                      ------------
BUSINESS SERVICES--3.7%
ADT Ltd.*.................................   65,000      1,486,875
CUC International, Inc.*..................  151,950      3,608,812
                                                      ------------
                                                         5,095,687
                                                      ------------
ENTERTAINMENT &
   LEISURE--0.7%
ITT Corp.*................................   24,200      1,049,675
                                                      ------------
RESTAURANTS &
   LODGING--0.4%
American General Hospitality Corp.........   21,000        498,750
                                                      ------------
RETAILING--4.6%
AutoZone, Inc.*...........................   90,100      2,477,750
CompUSA, Inc.*............................   85,900      1,771,687
Micro Warehouse, Inc.*....................   21,700        252,263
Sears, Roebuck & Co.......................   13,000        599,625
Wal-Mart Stores, Inc......................   57,000      1,303,875
                                                      ------------
                                                         6,405,200
                                                      ------------
                                                        20,386,712
                                                      ------------
CONSUMER STAPLES--1.8%
TOBACCO--1.8%
Loews Corp................................   25,800   $  2,431,650
                                                      ------------
ENERGY--2.9%
OIL & GAS SERVICES--2.9%
Gulf Canada Resources Ltd.*...............  359,000      2,647,625
Nabors Industries, Inc.*..................   69,000      1,328,250
                                                      ------------
                                                         3,975,875
                                                      ------------
FINANCE--26.7%
BANKING & CREDIT--12.4%
American Express Co.......................   56,000      3,164,000
Chase Manhattan Corp......................   30,320      2,706,060
First Chicago NBD Corp....................   22,900      1,230,875
First Union Corp..........................   33,000      2,442,000
Household International, Inc..............   15,100      1,392,975
J.P. Morgan & Co., Inc....................    1,900        185,487
MBNA Corp.................................   27,000      1,120,500
Mercury Finance Co........................  211,000      2,584,750
NationsBank Corp..........................   25,000      2,443,750
                                                      ------------
                                                        17,270,397
                                                      ------------
INSURANCE--8.1%
20th Century Industries, Inc..............   58,000        978,750
Acceptance Insurance Co.*.................  114,000      2,251,500
American International Group, Inc.........   31,350      3,393,637
PMI Group, Inc............................    3,300        182,738
Progressive Corp..........................   16,600      1,118,425
Travelers Group, Inc......................   71,666      3,251,845
                                                      ------------
                                                        11,176,895
                                                      ------------
REAL ESTATE--5.5%
Arden Realty Group, Inc...................   40,000      1,110,000
Castle & Cooke, Inc.*.....................   35,000        555,625
Humphrey Hospitality Trust, Inc...........   78,100        678,494
JP Realty, Inc............................   38,000        983,250
Koger Equity, Inc.........................  100,000      1,875,000
Macerich Co...............................   52,500      1,371,562
Prentiss Properties Trust.................   29,000        725,000
Summit Properties, Inc....................   15,000        331,875
                                                      ------------
                                                         7,630,806
                                                      ------------
OTHER--0.7%
Dean Witter, Discover & Co................   15,300      1,013,625
                                                      ------------
                                                        37,091,723
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
HEALTH CARE--6.7%
BIOTECHNOLOGY--0.1%
Gensia, Inc. (a)*.........................    8,000   $    147,016
                                                      ------------
DRUGS--4.5%
Biogen, Inc.*.............................   21,000        811,125
Merck & Co., Inc..........................   39,900      3,162,075
Pfizer, Inc...............................   20,000      1,657,500
Schering-Plough Corp......................    9,000        582,750
                                                      ------------
                                                         6,213,450
                                                      ------------
MEDICAL PRODUCTS--0.3%
Boston Scientific Corp.*..................    8,100        486,000
                                                      ------------
MEDICAL SERVICES--1.8%
Medtronic, Inc............................   20,600      1,400,800
Quest Medical, Inc.*......................   38,000        299,250
Saint Jude Medical, Inc.*.................   17,900        762,988
                                                      ------------
                                                         2,463,038
                                                      ------------
                                                         9,309,504
                                                      ------------
TECHNOLOGY--38.7%
COMMUNICATIONS
   EQUIPMENT--4.1%
Anixter International, Inc.*..............   30,000        483,750
EMC Corp.*................................   70,000      2,318,750
Loral Space & Communications*.............   27,000        496,125
Millicom International Cellular, S.A.*....   16,500        529,031
Teleport Communications Group, Inc.*......   61,700      1,881,850
                                                      ------------
                                                         5,709,506
                                                      ------------
COMPUTER HARDWARE--0.8%
Compaq Computer Corp.*....................   15,500      1,150,875
                                                      ------------
COMPUTER PERIPHERALS--1.0%
Seagate Technology, Inc.*.................   36,000      1,422,000
                                                      ------------
COMPUTER SOFTWARE &
   SERVICES--10.1%
Cabletron Systems, Inc.*..................   20,200        671,650
Ceridian Corp.*...........................   99,500      4,029,750
Electronic Data Systems Corp. ............   40,000      1,730,000
Microsoft Corp.*..........................   30,000      2,480,625

                                           SHARES OR
                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
Oracle Corp.*.............................    1,800   $     75,038
Sterling Commerce, Inc.*..................   79,789      2,812,562
Sterling Software, Inc.*..................   70,100      2,216,912
                                                      ------------
                                                        14,016,537
                                                      ------------
NETWORK SOFTWARE--8.4%
3Com Corp.*...............................   64,700      4,743,319
Cisco Systems, Inc.*......................  108,000      6,878,250
                                                      ------------
                                                        11,621,569
                                                      ------------
SEMI-CONDUCTORS &
   RELATED--5.2%
Cypress Semiconductor Corp.*..............   40,000        565,000
Intel Corp................................   51,000      6,677,812
                                                      ------------
                                                         7,242,812
                                                      ------------
TELECOMMUNICATIONS--9.1%
Colt Telecom Group Plc (ADR)*.............   85,000      1,646,875
Deutsche Telekom AG*......................   41,800        851,675
Frontier Corp.............................   21,000        475,125
MFS Communications, Inc. * ...............  122,887      6,681,981
MFS Communications, Inc.
   8.00% conv. pfd........................   12,000      1,102,500
Telephone and Data Systems, Inc...........   42,900      1,555,125
U.S. Cellular Corp.*......................    8,000        223,000
                                                      ------------
                                                        12,536,281
                                                      ------------
                                                        53,699,580
                                                      ------------
TRANSPORTATION--2.6%
RAILROADS--2.6%
Canadian Pacific, Ltd.....................  116,000      3,074,000
Union Pacific Corp........................    8,853        532,287
                                                      ------------
                                                         3,606,287
                                                      ------------
Total Common and Preferred Stocks
   (cost $112,565,228)....................             132,363,581
                                                      ------------
CONVERTIBLE BONDS--1.0%
3Com Corp.
   10.25%, 11/01/01 (a)................... $    400        887,000
Altera Corp.
   5.75%, 6/15/02 (a).....................      335        517,575
                                                      ------------
Total Convertible Bonds
   (cost $985,802)........................               1,404,575
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
SHORT-TERM INVESTMENTS--4.3%
U.S. GOVERNMENT
   OBLIGATIONS--4.3%
Federal Home Loan Mortgage Corp.
   5.70%, 1/02/97
   (amortized cost $5,899,066)............ $  5,900   $  5,899,066
                                                      ------------
TOTAL INVESTMENTS--100.7%
   (cost $119,450,096)....................            $139,667,222
Other assets less liabilities--(0.7%)......               (979,331)
                                                      ------------
NET ASSETS--100.0%.........................           $138,687,891
                                                      ============

-------------------------------------------------------------------------------
 *    Non-income producing security.
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1996, the aggregate market value of these securities amounted to $1,551,591 or 1.1% of net assets.
      See Glossary of Terms on page B-43.
      See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
COMMON STOCKS AND
   OTHER INVESTMENTS--83.5%
ARGENTINA--0.8%
Central Costanera...................         25,000   $     76,515
Dycasa Dragados S.A.................         10,000         37,008
Metrogas S.A. (ADR).................          3,000         28,125
                                                      ------------
                                                           141,648
                                                      ------------
AUSTRALIA--3.1%
CSL Ltd.............................         70,000        331,055
Qantas Airways Ltd..................         51,867         86,576
TAB Corp. Holdings Ltd..............         35,000        166,918
                                                      ------------
                                                           584,549
                                                      ------------
AUSTRIA--4.2%
Austria Mikro Systeme
   International AG ................          1,460        112,717
Bohler-Uddeholm.....................          1,000         71,571
Creditanstalt-Bankverein............          2,000        135,384
Flughafen Wien AG...................          2,600        132,539
V.A. Stahl AG.......................          2,900        103,161
V.A. Technologies AG................          1,450        227,573
                                                      ------------
                                                           782,945
                                                      ------------
BELGIUM--0.3%
Credit Communal de Belgique S.A.*...            600         54,747
                                                      ------------
BRAZIL--7.8%
Bardella S.A........................            500         47,633
Celgon Centrais Eletricas Goias
   S.A. Series B pfd.* .............      1,205,000         66,112
Centrais Elet Sta Catali*...........        121,501        113,421
Companhia Energetica de Sao
   (ADR)*...........................          5,000         57,500
Companhia Paulista de Forca e Luz*..      1,550,000        183,476
   preferred rights, expiring 1/15/97*        6,101              0
Iven S.A.*..........................        200,000         96,045
Light Participacoes S.A.*...........        500,000        121,259
Light Servicos de Eletricid S.A.....        500,000        177,557
Sider Nacional Cia..................      1,480,000         42,017
Siderurgica Riograndense S.A........      3,437,727         57,566
Telecomunicacoes Brasileras
   S.A. (ADR) ......................          3,900        300,262
Telecomunicacoes de
   Sao Paulo S.A.*..................        450,000         97,271
Vale Rio Doce Cia...................          5,360        103,166
                                                      ------------
                                                         1,463,285
                                                      ------------
CANADA--2.2%
Alberta Energy Ltd..................          5,000        119,769
Canadian National Railway Co........          3,100        117,800
Petro-Canada........................         11,900        167,728
                                                      ------------
                                                           405,297
                                                      ------------
CHILE--0.4%
Compania de Telecomunicaciones
   de Chile S.A. (ADR) .............            400   $     40,450
Enersis S.A. Sponsored (ADR)........          1,000         27,750
                                                      ------------
                                                            68,200
                                                      ------------
COLUMBIA--0.2%
Banco de Columbia (GDR).............          5,000         36,875
                                                      ------------
CZECH REPUBLIC--1.1%
Ceske Radiokomunikace*..............            350         49,044
CEZ (GDR)*..........................          1,000         35,997
Komercni Banka A.S. (GDR)*..........          1,500         39,900
Podnik Vypocetni Techniky*..........            250         43,203
Tabak A.S.*.........................            150         37,780
                                                      ------------
                                                           205,924
                                                      ------------
DENMARK--0.3%
Kobenhavn Lufthave..................            600         61,112
                                                      ------------
EGYPT--0.3%
Commercial International
   Bank (GDR)*......................          3,600         49,860
                                                      ------------
FINLAND--1.4%
Merita Ltd. Series A*...............         25,000         77,717
OY Tamro AB.........................         10,000         66,739
Valmet Co...........................          7,000        123,261
                                                      ------------
                                                           267,717
                                                      ------------
FRANCE--3.1%
Renault S.A.........................          4,000         85,959
Seita...............................          1,500         62,735
Soc Nacionale Elf Aquitaine S.A.....          1,500        136,542
Societe Centrale des Assurances
   Generales de France .............          1,750         56,495
Usinor Sacilor......................         16,700        243,009
                                                      ------------
                                                           584,740
                                                      ------------
GERMANY--4.8%
Bankgesellschaft Berlin AG..........            550         10,008
Deutsche Lufthansa AG...............         28,000        382,116
Deutsche Telekom AG*................         14,080        296,917
Viag AG.............................             57         21,669
Viag AG (VAR).......................            500        196,257
                                                      ------------
                                                           906,967
                                                      ------------
GHANA--0.3%
Ashanti Goldfields Co. Ltd. (GDR) ..          5,000         61,875
                                                      ------------
GREECE--0.7%
Hellenic Sugar Industrie S.A........          6,000         55,693
Hellenic Telecommunication
   Organization S.A. ...............          5,000         85,424
                                                      ------------
                                                           141,117
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
HONG KONG--0.3%
Guangshen Railway Co. Ltd.
   (ADR)*...........................          2,500   $     51,563
                                                      ------------
HUNGARY--1.8%
Mol Magyar Olaj Es Gazipari
   Right (GDR) (a) .................          9,000        111,600
OTP Bank (GDR)......................          4,000         71,000
Tiszai Vegyi Kombinat Rt (GDR)*.....          9,000        100,800
Zalakeramia AG......................          1,300         55,071
                                                      ------------
                                                           338,471
                                                      ------------
INDIA--0.6%
Industrial Credit & Investment Corp.
   of India Ltd. (GDR)* (a) ........          3,000         28,500
State Bank of India (GDR)*..........          2,000         33,740
Steel Authority India (GDR).........          6,000         54,600
                                                      ------------
                                                           116,840
                                                      ------------
INDONESIA--2.0%
Indosat.............................         70,000        192,634
PT Telekomunikasi Indonesia.........         22,000         37,955
PT Telekomunikasi Indonesia
   (ADR)............................          3,000        103,500
Tambang Timah (GDR).................          2,000         35,200
                                                      ------------
                                                           369,289
                                                      ------------
IRELAND--0.9%
Greencore Group.....................         15,000         96,085
Irish Life Plc (Dublin Listing).....         17,558         81,378
                                                      ------------
                                                           177,463
                                                      ------------
ISRAEL--0.6%
Bank Hapoalim B.M.*.................         38,000         60,227
Tadiran Ltd. (ADR)..................          2,000         56,250
                                                      ------------
                                                           116,477
                                                      ------------
ITALY--3.6%
Ente Nazionale Idrocarburi S.p.A....         40,000        205,273
IMI LNV.............................         16,000        137,113
Instituto Nazionale delle
   Assicurazioni ...................         70,000         91,180
Telecom Italia Mobile*..............         25,000         63,200
Telecom Italia Mobile di Risp.......         50,000         97,561
Telecom Italia Mobile di Risp S.p.A.         55,000         78,494
                                                      ------------
                                                           672,821
                                                      ------------
JAPAN--2.3%
DDI Corp............................             30        198,429
East Japan Railway Co...............             30        134,962
Japan Tobacco, Inc..................             15        101,675
                                                      ------------
                                                           435,066
                                                      ------------
KOREA--2.9%
Korea Electric Power Corp. (ADR)....          4,000   $     82,000
Korea Mobile Telecommunications
   Corp. (ADR)* (a) ................         36,359        468,122
                                                      ------------
                                                           550,122
                                                      ------------
MALAYSIA--0.4%
Petronas Gas Bhd....................         20,000         83,152
                                                      ------------
MEXICO--2.1%
ALFA S.A. de C.V.*..................         25,000        116,552
Grupo Financiero Bancomer
   S.A. de C.V. Series B Npv* ......        200,000         80,030
Grupo Financiero Bancomer
   S.A. de C.V. Series L Npv* ......          1,315            443
Grupo Financiero Banorte*...........         55,000         54,497
Telefonos de Mexico S.A.
   Series L (ADR) * ................          4,500        148,500
                                                      ------------
                                                           400,022
                                                      ------------
NETHERLANDS--3.4%
Akzo Nobel N.V......................          2,000        273,385
European Vinyls Corp.
   International N.V. ..............          3,200        101,570
KLM Royal Dutch Airlines N.V........          3,992        112,373
Koninkluke PTT Nederland N.V........          4,000        152,679
                                                      ------------
                                                           640,007
                                                      ------------
NEW ZEALAND--2.2%
Telecom Corp. of New Zealand Ltd....         18,000         91,877
Tranz Rail Holdings Ltd.*...........         36,500        221,916
Trustpower Ltd......................         60,400        106,751
                                                      ------------
                                                           420,544
                                                      ------------
NORWAY--1.6%
Christiana Bank OG Kreditkasse......         30,000         94,054
Den Norske Bank.....................         25,000         94,675
Norsk Hydro ASA.....................          2,000        107,091
                                                      ------------
                                                           295,820
                                                      ------------
PAKISTAN--0.4%
Hub Power Co. (GDR)*................          2,000         38,500
Pakistan Telecom C (GDR)*...........            500         30,000
                                                      ------------
                                                            68,500
                                                      ------------
PERU--1.0%
Cementos Norte Pacasmay Series C....         33,316         44,779
Cementos Norte Pacasmay Series I....         20,000         28,183
Telefonica del Peru S.A.............         62,000        115,382
                                                      ------------
                                                           188,344
                                                      ------------
PHILIPPINES--2.5%
First Philippines Holdings Corp.....         59,000        134,601

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
International Container
   Terminal Svc.* ..................        150,000   $     78,422
Manila Electric Co..................         32,000        261,597
                                                      ------------
                                                           474,620
                                                      ------------
POLAND--0.7%
Banka Przenyslowo Handlowy..........          1,000         64,518
Elektrim S.A........................          8,000         72,540
                                                      ------------
                                                           137,058
                                                      ------------
PORTUGAL--0.5%
Portugal Telecom S.A................          3,000         85,521
                                                      ------------
RUSSIA--2.5%
Gazprom (ADR)* (a)..................          6,000        106,500
RNGS Holdings Ltd., pfd.*...........          1,000        360,161
                                                      ------------
                                                           466,661
                                                      ------------
SOUTH AFRICA--0.5%
Iscor Ltd...........................        121,621         86,826
                                                      ------------
SPAIN--2.8%
Argentaria S.A......................          2,000         89,505
Emp Nac Electricid..................          2,000        142,345
Empresa Nacional de Celulosas S.A...          7,000         83,844
Gas Natural SDG S.A.................            400         93,048
Repsol S.A..........................          3,200        122,750
                                                      ------------
                                                           531,492
                                                      ------------
SWEDEN--0.5%
Sparbanken Sverige AB Cl.A (a)......          5,000         85,778
                                                      ------------
THAILAND--1.0%
Electricity Generating Public
   of Thailand .....................         10,000         27,294
Industrial Finance of Thailand......         10,000         26,710
Industrial Finance of Thailand
   (Foreign) .......................         50,000        135,499
                                                      ------------
                                                           189,503
                                                      ------------
TURKEY--0.9%
Eregli Demirve Celik
   Fabrikalari T.A.S. ..............        500,000         59,935

                                           SHARES OR
                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
Petkim Petrokimya Holdings A.S......         75,000   $     30,083
Tupras Turkiye Petrol
   Rafinerileri A.S.* ..............        150,000         37,344
Usas Ucak Servisi A.S...............         25,000         50,715
                                                      ------------
                                                           178,077
                                                      ------------
UNITED KINGDOM--11.4%
Anglian Water Plc...................         20,700        208,525
British Energy Plc..................        223,000        557,786
East Midlands Electricity Plc.......          3,000         34,024
National Grid Group Plc.............        103,411        345,471
National Power Plc..................         17,000        142,128
Northern Ireland Electricity Plc....         17,000        110,091
Powergen Plc........................         18,244        178,783
RJB Mining Plc......................          6,000         43,871
Scottish Hydro Electric Plc.........         14,000         78,431
Stagecoach Holdings Plc.............         27,172        325,859
Wessex Water Plc....................         17,333        110,466
                                                      ------------
                                                         2,135,435
                                                      ------------
UNITED STATES--3.1%
Central European Media
   Enterprises Ltd.* ...............          2,000         63,000
Pharmacia & Upjohn, Inc.............         13,100        519,088
                                                      ------------
                                                           582,088
                                                      ------------
Total Common Stocks and
   Other Investments
   (cost $14,365,779)...............                    15,694,418
                                                      ------------

SHORT-TERM INVESTMENTS--14.1%
TIME DEPOSIT--14.1%
State Street Bank and Trust Co.
   5.00%, 1/02/97
   (amortized cost $2,652,000)......       $  2,652      2,652,000
                                                      ------------
TOTAL INVESTMENTS--97.6%
   (cost $17,017,779)...............                    18,346,418
Other assets less liabilities--2.4%.                       460,395
                                                      ------------
NET ASSETS--100.0%..................                  $ 18,806,813
                                                      ============

-------------------------------------------------------------------------------
 *    Non-income producing security.
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1996, the aggregate market value of these securities amounted to $800,500 or 4.3% of net assets.
      See Glossary of Terms on page B-43.
      See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
COMMON STOCKS AND
   OTHER INVESTMENTS--29.7%
BASIC INDUSTRIES--1.0%
CHEMICALS--0.6%
Akzo Nobel N.V............................      300   $     41,008
Bayer AG..................................      700         28,568
Cytec Industries, Inc.*...................      250         10,156
Freeport McMoran, Inc.....................      900         28,912
Monsanto Co...............................      800         31,100
Olin Corp.................................      100          3,763
                                                      ------------
                                                           143,507
                                                      ------------
CONTAINERS--0.2%
Crown Cork & Seal, Inc.
    4.5% conv. pfd........................      800         43,500
                                                      ------------
METALS & MINING--0.2%
Reynolds Metals Co........................      625         35,234
                                                      ------------
PAPER & FOREST
   PRODUCTS--0.0%
Louisiana-Pacific Corp. ..................      300          6,338
                                                      ------------
                                                           228,579
                                                      ------------
CAPITAL GOODS--2.2%
ELECTRICAL EQUIPMENT--1.0%
General Electric Co.......................    1,000         98,875
Hitachi Ltd...............................    5,000         46,628
Matsushita Electric Industrial Co., Ltd...    2,000         32,640
Sharp Corp................................    1,000         14,248
Sumitomo Electric Industries..............    1,000         13,988
                                                      ------------
                                                           206,379
                                                      ------------
ENGINEERING &
   CONSTRUCTION--0.3%
American Standard Cos., Inc.*.............      600         22,950
Bouygues..................................        4            415
Martin Marietta Materials, Inc............      200          4,650
Matsushita Electric Works.................    1,000          8,609
National House Industrial Co..............    1,000         13,297
Uralita S.A...............................      600          4,691
                                                      ------------
                                                            54,612
                                                      ------------
MACHINERY--0.4%
Allied-Signal, Inc........................    1,200         80,400
Coltec Industries, Inc.*..................      600         11,325
                                                      ------------
                                                            91,725
                                                      ------------
POLLUTION CONTROL--0.5%
Republic Industries, Inc.*................      350         10,916

USA Waste Services, Inc.*.................    1,800   $     57,375
WMX Technologies, Inc. ...................    1,500         48,937
                                                      ------------
                                                           117,228
                                                      ------------
                                                           469,944
                                                      ------------
CONSUMER
   MANUFACTURING--0.5%
AUTO & RELATED--0.2%
Bajaj Auto Ltd. (GDR) (a).................      200          6,650
Magneti Marelli S.p.A. ...................   11,700         14,538
Toyota Corp...............................    1,000         28,754
                                                      ------------
                                                            49,942
                                                      ------------
OTHER--0.3%
Fuji Photo Film...........................    1,000         32,985
Shimano, Inc..............................    1,000         17,011
                                                      ------------
                                                            49,996
                                                      ------------
                                                            99,938
                                                      ------------
CONSUMER SERVICES--4.0%
AIRLINES--0.2%
Deutsche Lufthansa AG.....................    1,200         16,376
Northwest Airlines Corp. Cl.A*............      700         27,388
                                                      ------------
                                                            43,764
                                                      ------------
APPAREL--0.1%
Cone Mills Corp.*.........................    1,500         11,812
                                                      ------------
BROADCASTING &
   CABLE--0.6%
Cablevision Systems Corp. Cl.A*...........      700         21,437
Indonesian Satellite Corp. (ADR)..........      500         13,688
Liberty Media Group, Inc. Cl.A*...........      200          5,713
Reuters Holdings Plc......................    2,000         25,715
Societe Television Francaise..............      330         31,547
Viacom, Inc. Cl.B*........................    1,005         35,049
                                                      ------------
                                                           133,149
                                                      ------------
ENTERTAINMENT &
   LEISURE--0.6%
Carnival Corp. Cl.A.......................      100          3,300
ITT Corp.*................................      400         17,350
Resorts World Bhd.........................    3,000         13,661
Time Warner, Inc..........................      600         22,500
Walt Disney Co............................    1,170         81,461
                                                      ------------
                                                           138,272
                                                      ------------
PRINTING & PUBLISHING--0.2%
New York Times Co. Cl.A...................    1,300         49,400
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
RESTAURANTS &
   LODGING--0.5%
Brinker International, Inc.*..............    2,050   $     32,800
Host Marriott Corp.*......................    2,000         32,000
La Quinta Inns, Inc.......................    1,800         34,425
                                                      ------------
                                                            99,225
                                                      ------------
RETAILING--1.8%
AutoZone, Inc.*...........................    3,100         85,250
CompUSA, Inc.*............................    2,800         57,750
Dayton Hudson Corp........................    1,200         47,100
Federated Department Stores, Inc.*........    1,000         34,125
Fingerhut Cos., Inc.......................    1,400         17,150
Hornbach Holding AG pfd...................      400         28,594
PT Ramayana Lestari Sentosa*..............      500          1,079
Reebok International Ltd..................    1,975         82,950
Sears Plc.................................   16,000         25,767
Woolworths Ltd............................    8,000         19,267
                                                      ------------
                                                           399,032
                                                      ------------
                                                           874,654
                                                      ------------
CONSUMER STAPLES--3.7%
BEVERAGES--0.4%
Cadbury Schweppes Plc.....................    3,000         25,338
Grand Metropolitan Plc....................    3,500         27,463
Kirin Brewery Co., Ltd....................    4,000         39,375
                                                      ------------
                                                            92,176
                                                      ------------
COSMETICS--0.6%
Colgate-Palmolive Co......................      625         57,656
Gillette Co...............................      695         54,036
Shiseido Co., Ltd.........................    2,000         23,142
                                                      ------------
                                                           134,834
                                                      ------------
FOOD--1.0%
Campbell Soup Co..........................      700         56,175
Coca-Cola Co..............................    1,100         57,888
Ezaki Glico Co............................    2,000         17,270
Nabisco Holdings Corp. Cl.A...............    1,325         51,509
Nestle S.A................................       26         27,913
                                                      ------------
                                                           210,755
                                                      ------------
HOUSEHOLD PRODUCTS--0.5%
First Brands Corp.........................      750         21,281
Sunbeam Corp..............................    3,700         95,275
                                                      ------------
                                                           116,556
                                                      ------------
RETAIL - FOOD--0.2%
Tesco Plc.................................    7,400         44,879
                                                      ------------
TOBACCO--1.0%
B.A.T. Industries Plc.....................    3,000   $     24,876
Loews Corp................................      200         18,850
Philip Morris Cos., Inc...................    1,290        145,286
PT Hanjaya Mandala Sampoerna .............    3,000         16,004
                                                      ------------
                                                           205,016
                                                      ------------
                                                           804,216
                                                      ------------
ENERGY--2.8%
DOMESTIC INTEGRATED--0.5%
Exxon Corp................................    1,100        107,800
                                                      ------------
OIL & GAS SERVICES--2.3%
Apache Corp...............................    1,100         38,912
Baker Hughes, Inc.........................    1,600         55,200
BJ Services Co.*..........................    1,600         81,600
Halliburton Co............................      350         21,088
Louisiana Land & Exploration Co...........      700         37,538
Nabors Industries, Inc.*..................    2,200         42,350
Noble Drilling Corp.*.....................      800         15,900
Schlumberger Ltd..........................      650         64,919
Total S.A. Cl.B...........................      206         16,755
Transocean Offshore, Inc..................      900         56,362
Union Pacific Corp........................      800         48,100
Union Pacific Resources Group, Inc........      677         19,802
                                                      ------------
                                                           498,526
                                                      ------------
                                                           606,326
                                                      ------------
FINANCE--4.6%
BANKING & CREDIT--1.8%
American Express Co.......................    1,600         90,400
Bangkok Bank Public Co., Ltd..............      700          6,769
Bank of Tokyo - Mitsubishi, Ltd...........    1,000         18,565
Beneficial Corp...........................      250         15,844
BG Bank A/S...............................      300         14,056
Compagnie de Suez S.A.*...................      200          8,504
Dao Heng Bank Group Ltd...................    3,000         14,390
Deutsche Bank AG..........................      700         32,707
First Union Corp..........................    1,300         96,200
MBNA Corp.................................    1,900         78,850
Sakura Bank Ltd...........................    2,000         14,299
Sparbanken Sverige AB A Shares ...........      500          8,578
                                                      ------------
                                                           399,162
                                                      ------------
BROKERAGE & MONEY
   MANAGEMENT--0.5%
Merrill Lynch & Co., Inc..................      800         65,200
Nomura Securities Co., Ltd................    2,000         30,049
                                                      ------------
                                                            95,249
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
INSURANCE--1.6%
General Accident Plc......................    2,000   $     26,178
Internationale Nederlanden Groep N.V.*....    1,062         38,260
Istituto Nazionale delle Assicurazioni....   16,000         20,841
ITT Hartford Group, Inc...................      100          6,750
MGIC Investment Corp......................      300         22,800
Penncorp Financial Group, Inc.............    1,100         39,600
PMI Group, Inc............................      100          5,538
TIG Holdings, Inc.........................    1,000         33,875
Tokio Marine and Fire Co., Ltd.*..........    2,000         18,824
Travelers Group, Inc......................    2,700        122,512
United Assurance Group Plc*...............    1,300         10,690
   Scrip*.................................    3,900              0
Zurich Versicherungsgesellschaft..........       30          8,338
                                                      ------------
                                                           354,206
                                                      ------------
REAL ESTATE--0.1%
Daito Trust Construction..................    2,400         26,733
                                                      ------------
OTHER--0.6%
Associates First Capital Corp.*...........    1,000         44,125
Dean Witter, Discover & Co................    1,300         86,125
                                                      ------------
                                                           130,250
                                                      ------------
                                                         1,005,600
                                                      ------------
HEALTH CARE--3.7%
BIOTECHNOLOGY--0.3%
Centocor, Inc.*...........................    1,643         58,840
                                                      ------------
DRUGS--2.2%
Amgen, Inc.*..............................      800         43,550
Biogen, Inc.*.............................    1,501         57,976
GelTex Pharmaceuticals, Inc.*.............      200          4,800
Merck & Co., Inc..........................    1,100         87,175
Novartis AG *.............................       21         24,432
Orion-Yhtymne OY Cl.B.....................      200          7,696
Pfizer, Inc...............................    1,000         82,875
Smithkline Beecham Plc....................    2,330         48,501
Taisho Pharmaceutical Co..................    1,000         23,573
UniChem Plc...............................    5,000         21,029
Warner-Lambert Co.........................      400         30,000
Yamanouchi Pharmaceutical.................    2,000         41,102
                                                      ------------
                                                           472,709
                                                      ------------
MEDICAL PRODUCTS--0.3%
Fresenius Medical Care AG*................      250         21,396
Medtronic, Inc............................      760         51,680
                                                      ------------
                                                            73,076
                                                      ------------

MEDICAL SERVICES--0.9%
Columbia/HCA Healthcare Corp..............    2,000   $     81,500
Oxford Health Plans, Inc.*................      900         52,706
Pacificare Health Systems, Inc.*..........      300         25,538
Steris Corp.*.............................      868         37,812
                                                      ------------
                                                           197,556
                                                      ------------
                                                           802,181
                                                      ------------
MULTI INDUSTRY--0.6%
Berjaya Sports Toto Bhd...................    2,000          9,978
BTR Plc...................................    3,598         17,568
Compagnie Generale des Eaux...............      203         25,157
Swire Pacific Ltd. Cl.A...................    1,000          9,535
U.S. Industries, Inc.*....................    1,700         58,438
                                                      ------------
                                                           120,676
                                                      ------------
TECHNOLOGY--5.6%
AEROSPACE & DEFENSE--0.3%
Boeing Co.................................      400         42,550
United Technologies Corp..................      400         26,400
                                                      ------------
                                                            68,950
                                                      ------------
COMMUNICATIONS
   EQUIPMENT--0.3%
Nokia Corp. (ADR).........................      400         23,050
Scientific-Atlanta, Inc...................    1,500         22,500
Vanguard Cellular Systems, Inc.*..........    1,000         15,625
                                                      ------------
                                                            61,175
                                                      ------------
COMPUTER HARDWARE--0.2%
Compaq Computer Corp.*....................      600         44,550
                                                      ------------
COMPUTER PERIPHERALS--0.1%
Seagate Technology, Inc.*.................      700         27,650
                                                      ------------
COMPUTER SOFTWARE &
   SERVICES--1.8%
Ceridian Corp.*...........................    1,000         40,500
Electronic Data Systems Corp. ............      550         23,787
First Data Corp...........................    1,000         36,500
Informix Corp.*...........................    3,400         69,487
Intergraph Corp.*.........................    1,500         15,563
Microsoft Corp.*..........................      600         49,612
Netscape Communications Corp.*............      600         34,125
Oracle Corp.*.............................    1,712         71,369
Sterling Commerce, Inc.*..................      477         16,814
Sterling Software, Inc.*..................      300          9,488
Storage Technology Corp.*.................      200          9,525
The Learning Co., Inc.*...................      500          7,188
                                                      ------------
                                                           383,958
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
NETWORK SOFTWARE--1.1%
3Com Corp.*...............................    1,600   $    117,300
Cisco Systems, Inc.*......................    1,900        121,006
                                                      ------------
                                                           238,306
                                                      ------------
OFFICE EQUIPMENT &
   SERVICES--0.2%
Canon, Inc................................    2,000         44,210
                                                      ------------
SEMI-CONDUCTORS &
   RELATED--0.8%
Altera Corp.*.............................    1,050         76,322
Intel Corp................................      500         65,469
National Semiconductor Corp.*.............      500         12,187
Teradyne, Inc.*...........................      500         12,188
Texas Instruments, Inc....................      100          6,375
                                                      ------------
                                                           172,541
                                                      ------------
TELECOMMUNICATIONS--0.8%
Asia Satellite Telecom Ltd.*..............    8,000         18,566
British Telecommunications Plc............    3,000         20,302
Deutsche Telekom AG*......................    1,000         20,375
Frontier Corp.............................      600         13,575
Korea Mobile Telecommunications
   Corp. (ADR) (a)........................    2,575         33,153
MFS Communications, Inc.*.................      400         21,750
Telecom Corp. of New Zealand Ltd..........    3,000         15,313
Telephone and Data Systems, Inc...........      700         25,375
WorldCom, Inc.* (a).......................      400         10,425
                                                      ------------
                                                           178,834
                                                      ------------
                                                         1,220,174
                                                      ------------
TRANSPORTATION--0.5%
RAILROADS--0.5%
Burlington Northern Santa Fe..............      400         34,550
Canadian Pacific, Ltd.....................    2,700         71,550
                                                      ------------
                                                           106,100
                                                      ------------
TRUCKING--0.0%
Nippon Express Co., Ltd...................    2,000         13,712
                                                      ------------
                                                           119,812
                                                      ------------
UTILITIES--0.5%
ELECTRIC & GAS--0.5%
CINergy Corp..............................      500         16,688
FPL Group, Inc............................      800         36,800
Hong Kong and China Gas Co., Ltd.
   warrants, expiring 9/30/97 *...........      500            278

                                           SHARES OR
                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
Tokyo Electric Power Co...................    1,000   $     21,932
Veba AG...................................      400         23,135
                                                      ------------
                                                            98,833
                                                      ------------
Total Common Stocks and
   Other Investments
   (cost $5,798,773)......................               6,450,933
                                                      ------------
CORPORATE BONDS--11.5%
Bear Stearns Cos., Inc.
   6.75%, 5/01/01......................... $    200        200,474
Chase Manhattan Corp.
   6.25%, 1/15/06.........................      200        189,418
Deutsche Bank Financial, Inc.
   6.70%, 12/13/06........................      350        343,525
John Hancock Mutual Life
   Insurance Co.
   7.375%, 2/15/24 (a)....................      300        289,161
RAS Laffan Liquefied Natural Gas
   8.294%, 9/15/14 (a)....................      350        357,000
St. George Bank Ltd.
   7.15%, 10/15/05 (a)....................      425        424,328
Time Warner, Inc.
   9.15%, 2/01/23.........................      315        341,457
Zions Institutional Capital Trust A
   8.536%, 12/15/26 (a)...................      350        360,626
                                                      ------------
Total Corporate Bonds
   (cost $2,475,064)......................               2,505,989
                                                      ------------
U.S. GOVERNMENT
   OBLIGATIONS--38.2%
Federal Home Loan Bank
   7.00%, 9/01/11.........................      483        483,142
Federal National Mortgage Association
   6.00%, 4/01/11.........................      483        464,685
   6.50%, 6/01/11.........................      338        332,198
   7.00%, 5/01/26.........................      608        594,550
U.S. Treasury Bond
   6.50%, 11/15/26........................      190        186,468
U.S. Treasury Notes
   5.75%, 10/31/00........................    1,440      1,420,877
   5.75%, 8/15/03.........................      895        868,150
   6.25%, 10/31/01........................      610        610,573
   6.375%, 5/15/99........................    2,795      2,819,009
   6.50%, 8/15/05.........................      145        145,929
   7.75%, 12/31/99........................      355        371,309
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
Total U.S. Government Obligations
   (cost $8,281,724)......................            $  8,296,890
                                                      ------------
YANKEE--1.8%
Province of Quebec
   7.125%, 2/09/24
   (cost $358,282)........................ $    400        383,016
                                                      ------------
SHORT-TERM INVESTMENTS--17.9%
U.S. GOVERNMENT
   OBLIGATIONS--17.9%
Federal Home Loan Mortgage Corp.
   5.70%, 1/02/97
   (amortized cost $3,899,383)............    3,900      3,899,383
                                                      ------------
TOTAL INVESTMENTS--99.1%
   (cost $20,813,226).....................            $ 21,536,211
Other assets less liabilities--0.9%........                192,982
                                                      ------------
NET ASSETS--100.0%.........................           $ 21,729,193
                                                      ============


DISTRIBUTION OF INVESTMENTS BY GLOBAL REGION
AS A PERCENT OF TOTAL INVESTMENTS

Canada....................................        2.1%
Japan.....................................        2.5
New Zealand and Australia.................        0.2
Scandinavia...............................        0.2
Southeast Asia............................        0.4
United Kingdom............................        1.4
United States**...........................       90.9
Other European Countries..................        2.3
                                             --------
                                                100.0%
                                             ========

**    Includes Short-Term Investments of 18.1%.

-------------------------------------------------------------------------------

 *    Non-income producing security.
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1996, the aggregate market value of these securities amounted to $1,481,343 or 6.8% of net assets.
      See Glossary of Terms on page B-43.
      See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
COMMON STOCKS AND
   OTHER INVESTMENTS--75.0%
BASIC INDUSTRIES--3.3%
CHEMICALS--2.6%
Akzo Nobel  N.V...........................      400   $     54,677
Bayer AG..................................    1,100         44,892
Cytec Industries, Inc.*...................      800         32,500
Freeport McMoran, Inc.....................    1,500         48,187
Monsanto Co...............................    2,000         77,750
Olin Corp.................................      500         18,813
                                                      ------------
                                                           276,819
                                                      ------------
CONTAINERS--0.4%
Crown Cork & Seal, Inc.
   4.5% conv. pfd.........................      800         43,500
                                                      ------------
METALS & MINING--0.3%
Reynolds Metals Co........................      535         30,161
                                                      ------------
                                                           350,480
                                                      ------------
CAPITAL GOODS--5.7%
ELECTRICAL EQUIPMENT--1.9%
General Electric Co.......................      900         88,988
Hitachi Ltd...............................    6,000         55,954
Matsushita Electrical Industrial Co., Ltd.    2,000         32,640
Sharp Corp................................    1,000         14,247
Sumitomo Electric Industries..............    1,000         13,988
                                                      ------------
                                                           205,817
                                                      ------------
ENGINEERING &
   CONSTRUCTION--1.0%
American Standard Cos., Inc.*.............    1,600         61,200
Bouygues..................................        8            829
Martin Marietta Materials, Inc............      500         11,625
Matsushita Electric Works.................    1,000          8,609
National House Industrial Co..............    2,000         26,595
Uralita S.A...............................      600          4,691
                                                      ------------
                                                           113,549
                                                      ------------
MACHINERY--1.1%
Allied-Signal, Inc........................    1,200         80,400
Coltec Industries, Inc.*..................    2,000         37,750
                                                      ------------
                                                           118,150
                                                      ------------
POLLUTION CONTROL--1.7%
Republic Industries, Inc.*................      850         26,509
USA Waste Services, Inc.*.................    1,700         54,188
WMX Technologies, Inc.....................    3,000         97,875
                                                      ------------
                                                           178,572
                                                      ------------
                                                           616,088
                                                      ------------
CONSUMER
   MANUFACTURING--1.2%
AUTO & RELATED--0.7%
Bajaj Auto Ltd. (GDR)* (a)................      300   $      9,975
Magneti Marelli S.p.A. ...................    9,700         12,053
Toyota Corp...............................    2,000         57,508
                                                      ------------
                                                            79,536
                                                      ------------
OTHER--0.5%
Fuji Photo Film...........................    1,000         32,985
Shimano, Inc..............................    1,000         17,011
                                                      ------------
                                                            49,996
                                                      ------------
                                                           129,532
                                                      ------------
CONSUMER SERVICES--10.0%
AIRLINES--1.0%
Delta Air Lines, Inc......................      700         49,612
Deutsche Lufthansa AG.....................    1,800         24,565
Northwest Airlines Corp. Cl.A*............      700         27,388
                                                      ------------
                                                           101,565
                                                      ------------
APPAREL--0.2%
Cone Mills Corp.*.........................    3,000         23,625
                                                      ------------
BROADCASTING &
   CABLE--1.7%
Cablevision Systems Corp. Cl.A*...........    1,250         38,281
Indonesian Satellite Corp. (ADR) .........    1,000         27,375
Liberty Media Group Cl.A*.................      200          5,713
Reuters Holdings Plc......................    3,000         38,573
Societe Television Francaise..............      300         28,679
TCI Group Series A*.......................    1,000         13,062
Viacom, Inc. Cl.B*........................    1,014         35,363
                                                      ------------
                                                           187,046
                                                      ------------
ENTERTAINMENT &
   LEISURE--1.9%
Carnival Corp. Cl.A.......................      100          3,300
ITT Corp.*................................    1,100         47,712
Resorts World Bhd.........................    6,000         27,321
Time Warner, Inc..........................    1,500         56,250
Walt Disney Co............................      966         67,258
                                                      ------------
                                                           201,841
                                                      ------------
PRINTING & PUBLISHING--0.4%
New York Times Co. Cl.A...................    1,000         38,000
                                                      ------------
RESTAURANTS &
   LODGING--1.1%
Brinker International, Inc.*..............    2,000         32,000
Host Marriott Corp.*......................    3,700         59,200

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
La Quinta Inns, Inc.......................    1,600   $     30,600
                                                      ------------
                                                           121,800
                                                      ------------
RETAILING--3.7%
AutoZone, Inc.*...........................    3,100         85,250
CompUSA, Inc.*............................    2,800         57,750
Dayton Hudson Corp........................      900         35,325
Federated Department Stores, Inc.*........      900         30,713
Fingerhut Cos., Inc.......................    3,000         36,750
Hornbach Holding AG pfd...................      550         39,316
PT Ramayana Lestari Sentosa*..............      500          1,080
Reebok International Ltd..................    1,670         70,140
Sears Plc.................................   14,600         23,512
Woolworths Ltd............................    8,000         19,267
                                                      ------------
                                                           399,103
                                                      ------------
                                                         1,072,980
                                                      ------------
CONSUMER STAPLES--7.4%
BEVERAGES--0.8%
Cadbury Schweppes Plc.....................    3,000         25,338
Grand Metropolitan Plc....................    3,500         27,463
Kirin Brewery Co., Ltd....................    3,000         29,531
                                                      ------------
                                                            82,332
                                                      ------------
COSMETICS--1.3%
Colgate-Palmolive Co......................      560         51,660
Gillette Co...............................      645         50,149
Shiseido Co., Ltd.........................    3,000         34,712
                                                      ------------
                                                           136,521
                                                      ------------
FOOD--2.3%
Campbell Soup Co..........................      790         63,398
Coca-Cola Co..............................    1,200         63,150
Ezaki Glico Co............................    4,000         34,539
Nabisco Holdings Corp. Cl.A...............    1,045         40,624
Nestle S.A................................       40         42,944
                                                      ------------
                                                           244,655
                                                      ------------
HOUSEHOLD PRODUCTS--0.8%
Sunbeam Corp..............................    3,500         90,125
                                                      ------------
RETAIL - FOOD--0.3%
Tesco Plc.................................    5,600         33,962
                                                      ------------
TOBACCO--1.9%
B.A.T. Industries Plc.....................    3,200         26,534
Loews Corp................................      500         47,125
Philip Morris Cos., Inc...................    1,050        118,256
PT Hanjaya Mandala Sampoerna .............    3,000         16,004
                                                      ------------
                                                           207,919
                                                      ------------
                                                           795,514
                                                      ------------
ENERGY--8.4%
DOMESTIC INTEGRATED--0.8%
Exxon Corp................................      900   $     88,200
                                                      ------------
INTERNATIONAL--0.1%
Tatneft (ADR)* (a)........................      100          4,600
                                                      ------------
OIL & GAS SERVICES--7.5%
Apache Corp...............................    2,500         88,437
Baker Hughes, Inc.........................    4,400        151,800
BJ Services Co.*..........................    2,100        107,100
Halliburton Co............................      700         42,175
Louisiana Land & Exploration Co...........    1,500         80,437
Nabors Industries, Inc.*..................    2,900         55,825
Noble Drilling Corp.*.....................    3,000         59,625
Schlumberger Ltd..........................      800         79,900
Total S.A. Cl.B...........................      508         41,318
Transocean Offshore, Inc..................    1,350         84,544
Union Pacific Resources Group, Inc........      508         14,859
                                                      ------------
                                                           806,020
                                                      ------------
                                                           898,820
                                                      ------------
FINANCE--11.7%
BANKING & CREDIT--4.0%
American Express Co.......................    2,000        113,000
Bangkok Bank Public Co., Ltd..............    1,000          9,670
Bank of Tokyo - Mitsubishi, Ltd...........    1,000         18,565
BG Bank A/S...............................      300         14,056
Compagnie de Suez S.A.*...................      400         17,007
Dao Heng Bank Group Ltd...................    3,000         14,390
Deutsche Bank AG..........................      300         14,017
First Union Corp..........................    1,300         96,200
MBNA Corp.................................    1,800         74,700
Overseas Chinese Bank.....................    1,100         13,678
Sakura Bank Ltd...........................    3,000         21,449
Sparbanken Sverige AB A Shares............    1,000         17,156
                                                      ------------
                                                           423,888
                                                      ------------
BROKERAGE & MONEY
   MANAGEMENT--0.9%
Merrill Lynch & Co., Inc..................      700         57,050
Nomura Securities Co., Ltd................    3,000         45,074
                                                      ------------
                                                           102,124
                                                      ------------
INSURANCE--4.9%
General Accident Plc......................    2,000         26,178
Internationale Nederlanden Groep N.V.*....    1,510         54,400
Istituto Nazionale delle Assicurazioni....   14,000         18,236

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
Life Re Corp..............................    1,500   $     57,937
MGIC Investment Corp......................      950         72,200
Penncorp Financial Group, Inc.............    1,100         39,600
PMI Group, Inc............................      100          5,538
TIG Holdings, Inc.........................    2,000         67,750
Tokio Marine and Fire Co. Ltd.*...........    3,000         28,236
Travelers Group, Inc......................    2,333        105,860
United Assurance Group Plc*...............    3,000         24,670
   Scrip*.................................    9,000              0
Zurich Versicherungsgesellschaft..........       80         22,234
                                                      ------------
                                                           522,839
                                                      ------------
REAL ESTATE--0.5%
Beneficial Corp...........................      500         31,688
Daito Trust Construction..................    2,400         26,733
                                                      ------------
                                                            58,421
                                                      ------------
OTHER--1.4%
Associates First Capital Corp.*...........    1,500         66,187
Dean Witter, Discover & Co................    1,200         79,500
                                                      ------------
                                                           145,687
                                                      ------------
                                                         1,252,959
                                                      ------------
HEALTH CARE--7.7%
BIOTECHNOLOGY--0.4%
Centocor, Inc.*...........................    1,330         47,631
                                                      ------------
DRUGS--5.1%
Amgen, Inc.*..............................      690         37,562
Biogen, Inc.*.............................    1,980         76,477
GelTex Pharmaceuticals, Inc.*.............      200          4,800
Merck & Co., Inc. ........................    1,080         85,590
Novartis AG*..............................       21         24,432
Orion-Yhtymne OY Cl.B.....................      500         19,239
Pfizer, Inc...............................      900         74,588
Smithkline Beecham Plc....................    2,019         27,948
Taisho Pharmaceutical Co..................    2,000         47,146
UniChem Plc...............................    1,500          6,309
Warner-Lambert Co.........................    1,300         97,500
Yamanouchi Pharmaceutical.................    2,000         41,102
                                                      ------------
                                                           542,693
                                                      ------------
MEDICAL PRODUCTS--0.7%
Fresenius Medical Care AG*................      250         21,396
Medtronic, Inc............................      750         51,000
                                                      ------------
                                                            72,396
                                                      ------------
MEDICAL SERVICES--1.5%
Columbia/HCA Healthcare Corp..............    1,800         73,350

Oxford Health Plans, Inc.*................      600   $     35,138
Pacificare Health Systems, Inc.*..........      200         17,025
Steris Corp.*.............................      790         34,414
                                                      ------------
                                                           159,927
                                                      ------------
                                                           822,647
                                                      ------------
MULTI INDUSTRY--2.1%
Berjaya Sports Toto Bhd...................    3,000         14,967
BTR Plc...................................    4,346         21,220
Compagnie Generale des Eaux...............      254         31,478
Hutchison Whampoa Ltd.....................    1,000          7,855
Swire Pacific Ltd. Cl.A...................    1,000          9,535
U.S. Industries, Inc.*....................    4,000        137,500
                                                      ------------
                                                           222,555
                                                      ------------
TECHNOLOGY--15.3%
AEROSPACE & DEFENSE--0.8%
Boeing Co.................................      550         58,506
United Technologies Corp..................      400         26,400
                                                      ------------
                                                            84,906
                                                      ------------
COMMUNICATIONS
   EQUIPMENT--1.6%
Nokia Corp. (ADR).........................    1,500         86,437
Scientific-Atlanta, Inc...................    2,600         39,000
Vanguard Cellular Systems, Inc.*..........    3,000         46,875
                                                      ------------
                                                           172,312
                                                      ------------
COMPUTER HARDWARE--0.5%
Compaq Computer Corp.*....................      630         46,778
                                                      ------------
COMPUTER PERIPHERALS--0.6%
Seagate Technology, Inc.*.................    1,700         67,150
                                                      ------------
COMPUTER SOFTWARE &
   SERVICES--4.8%
Ceridian Corp.*...........................    2,500        101,250
Electronic Data Systems Corp. ............      550         23,787
First Data Corp...........................      850         31,025
Informix Corp.*...........................    5,150        105,253
Intergraph Corp.*.........................    2,000         20,750
Microsoft Corp.*..........................      500         41,344
Netscape Communications Corp.*............      600         34,125
Oracle Corp.*.............................    2,062         85,960
Sterling Commerce, Inc.*..................      716         25,239
Sterling Software, Inc.*..................      450         14,231
Storage Technology Corp.*.................      500         23,812
The Learning Co., Inc.*...................      250          3,594
                                                      ------------
                                                           510,370
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
NETWORK SOFTWARE--2.4%
3Com Corp.*...............................    1,475   $    108,136
Cisco Systems, Inc.*......................    2,250        143,297
                                                      ------------
                                                           251,433
                                                      ------------
OFFICE EQUIPMENT &
   SERVICES--0.6%
Canon, Inc................................    3,000         66,316
                                                      ------------
SEMI-CONDUCTORS &
   RELATED--1.6%
Altera Corp.*.............................    1,000         72,687
Intel Corp................................      400         52,375
National Semiconductor Corp.*.............    1,000         24,375
Teradyne, Inc.*...........................      500         12,188
Texas Instruments, Inc....................      200         12,750
                                                      ------------
                                                           174,375
                                                      ------------
TELECOMMUNICATIONS--2.4%
Asia Satellite Telecom Ltd.*..............    6,000         13,925
British Telecommunications Plc............    3,600         24,362
Deutsche Telekom AG*......................    2,000         40,750
DSC Communications Corp.*.................    1,500         26,906
Frontier Corp.............................    1,200         27,150
Korea Mobile Telecommunications
   Corp. (ADR) (a)........................    2,060         26,522
MFS Communications, Inc.*.................    1,000         54,375
Telecom Corp. of New Zealand Ltd..........    3,000         15,313
WorldCom, Inc.* (a).......................    1,200         31,275
                                                      ------------
                                                           260,578
                                                      ------------
                                                         1,634,218
                                                      ------------
TRANSPORTATION--1.3%
RAILROADS--1.1%
Burlington Northern Santa Fe..............      400         34,550
Canadian Pacific Ltd......................    2,000         53,000
Union Pacific Corp........................      600         36,075
                                                      ------------
                                                           123,625
                                                      ------------
TRUCKING--0.2%
Nippon Express Co., Ltd...................    3,000         20,568
                                                      ------------
                                                           144,193
                                                      ------------
UTILITIES--0.9%
ELECTRIC & GAS--0.9%
CINergy Corp..............................      300         10,013
FPL Group, Inc............................      600         27,600

Hong Kong & China Gas Co., Ltd.
   warrants, expiring 9/30/97 *...........      600   $        334
Tokyo Electric Power Co...................    1,000         21,932
Veba AG...................................      600         34,702
                                                      ------------
                                                            94,581
                                                      ------------
Total Common Stocks and
   Other Investments
   (cost $7,313,939)......................               8,034,567
                                                      ------------
CORPORATE BONDS--6.3%
Alaska Steel Corp.
   9.125%, 12/15/06 (a)................... $     50         51,500
Auburn Hills Trust
   12.00%, 5/01/20 .......................       50         75,797
Calenergy, Inc.
   9.50%, 9/15/06.........................       35         36,138
Chase Manhattan Corp.
   6.25%, 1/15/06.........................      100         94,709
Deutsche Bank Financial, Inc.
   6.70%, 12/13/06........................       75         73,612
RAS Laffan Liquefied Natural Gas
   8.294%, 9/15/14 (a)....................       95         96,900
Reliance Industries Ltd.
   10.50%, 8/06/46 (a)....................       50         51,753
Republic of Poland
   4.00%, 10/27/14 (b)....................       75         63,656
Time Warner, Inc.
   9.15%, 2/01/23.........................       60         65,039
USX Corp.
   9.125%, 1/15/13........................       60         68,496
                                                      ------------
Total Corporate Bonds
   (cost $667,479)........................                 677,600
                                                      ------------
U.S. GOVERNMENT
   OBLIGATIONS--13.5%
Federal Home Loan Bank
   7.00%, 9/01/11.........................       82         82,134
Federal National Mortgage Association
   6.00%, 4/01/11.........................       97         92,937
   6.50%, 12/01/10........................       65         63,800
   7.00%, 12/01/11........................       50         49,936
   7.00%, 5/01/26.........................       83         80,859

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
U.S. Treasury Notes
   5.75%, 8/15/03......................... $    445   $    431,650
   6.25%, 10/31/01........................       15         15,014
   6.375%, 5/15/99........................      625        630,369
                                                      ------------
Total U.S. Government Obligations
   (cost $1,436,392)......................               1,446,699
                                                      ------------
SHORT-TERM INVESTMENTS--4.7%
U.S. GOVERNMENT
   OBLIGATIONS--4.7%
Federal Home Loan Mortgage Corp.
   5.70%, 1/02/97
   (amortized cost $499,921)..............      500        499,921
                                                      ------------
TOTAL INVESTMENTS--99.5%
   (cost $9,917,731)......................            $ 10,658,787
Other assets less liabilities--0.5%........                 50,549
                                                      ------------

NET ASSETS--100.0%.........................           $ 10,709,336
                                                      ============

DISTRIBUTION OF INVESTMENTS BY GLOBAL REGION
AS A PERCENT OF TOTAL INVESTMENTS

Canada....................................        0.5%
Japan.....................................        6.5
New Zealand and Australia.................        0.3
Scandinavia...............................        1.3
Southeast Asia............................        1.6
United Kingdom............................        2.9
United States**...........................       80.6
Other European Countries..................        6.3
                                             --------
                                                100.0%
                                             ========

**    Includes Short-Term Investments of 4.7%.

-------------------------------------------------------------------------------

 *    Non-income producing security.
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1996, the aggregate market value of these securities amounted to $272,525 or 2.5% of net assets.
(b) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1996.
      See Glossary of Terms on page B-43.
      See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
COMMON STOCKS--70.8%
BUSINESS SERVICES--1.0%
Abacus Direct Corp.*......................      400   $      7,550
CUC International, Inc.*..................    9,500        225,625
Ingram Micro, Inc. Cl.A*..................    2,400         55,200
                                                      ------------
                                                           288,375
                                                      ------------
COMMUNICATIONS
   EQUIPMENT--7.3%
DSP Communications, Inc.*.................   13,200        254,925
Ericsson (L.M.) Telephone Co. (ADR).......   14,700        443,756
Gandalf Technologies, Inc.*...............    2,600          9,019
General Instrument Corp.*.................    5,000        108,125
Glenayre Technologies, Inc.*..............   17,000        366,563
Nokia Corp. (ADR)*........................    6,500        374,562
PairGain Technologies, Inc.*..............    8,000        243,500
Picturetel Corp.*.........................    2,500         64,688
Scientific-Atlanta, Inc.*.................   12,400        186,000
                                                      ------------
                                                         2,051,138
                                                      ------------
COMPUTER HARDWARE--7.4%
Compaq Computer Corp.*....................   12,100        898,425
Dell Computer Corp.*......................   18,925      1,006,573
Sun Microsystems, Inc.*...................    7,000        179,813
                                                      ------------
                                                         2,084,811
                                                      ------------
COMPUTER PERIPHERALS--3.8%
Seagate Technology, Inc.*.................   15,800        624,100
Storm Technology, Inc.*...................      600          2,925
Stormedia, Inc.*..........................    3,900         63,131
Western Digital Corp.*....................    6,700        381,063
                                                      ------------
                                                         1,071,219
                                                      ------------
COMPUTER SOFTWARE &
   SERVICES--21.1%
Affiliated Computer Services, Inc.*.......    6,400        188,000
Applix, Inc.*.............................    6,800        147,475
Computer Sciences Corp.*..................    2,800        229,950
DST Systems, Inc.*........................    4,000        125,500
Electronic Data Systems Corp. ............   11,000        475,750
Farallon Communications, Inc. ............   14,000         88,375
First Data Corp...........................   17,200        627,800
Forte Software, Inc.*.....................    4,600        150,363
Gartner Group, Inc. Cl.A*.................    8,400        327,075
HBO & Co..................................    4,500        267,187
I2 Technologies, Inc.*....................    2,000         77,250
Informix Corp.*...........................   22,400        457,800

Integrated Systems, Inc. Cl.A*............    5,400   $    139,050
Macromedia, Inc.*.........................    5,000         90,625
Maxis, Inc.*..............................      200          2,425
Microsoft Corp.*..........................    3,000        248,063
Netscape Communications Corp.*............    9,500        540,312
Object Design, Inc.*......................    3,900         45,094
Oracle Corp.*.............................   20,950        873,353
Pegasystems, Inc.*........................    3,000         90,375
Puma Technology, Inc.*....................    1,000         17,000
Rational Software Corp.*..................   11,000        435,187
Renaissance Solutions, Inc.*..............    5,200        235,950
Software 2000, Inc.*......................    7,000         57,313
Spectrum Holobyte, Inc.*..................      800          6,050
                                                      ------------
                                                         5,943,322
                                                      ------------
NETWORK SOFTWARE--13.5%
3Com Corp.*...............................   13,400        982,387
Ascend Communications, Inc.*..............    8,400        521,850
Cabletron Systems, Inc.*..................   11,400        379,050
Cascade Communications Corp.*.............    6,900        381,225
Cisco Systems, Inc.*......................   16,800      1,069,950
Fore Systems, Inc.*.......................   10,500        345,844
Shiva Corp.*..............................    3,000        104,250
                                                      ------------
                                                         3,784,556
                                                      ------------
SEMI-CONDUCTORS &
   RELATED--11.9%
Altera Corp.*.............................    7,000        508,812
Applied Materials, Inc.*..................    9,200        330,625
Atmel Corp.*..............................   15,000        498,750
Intel Corp. ..............................    6,680        874,662
Lam Research Corp.*.......................    7,000        196,875
LSI Logic Corp.*..........................    8,700        232,725
Microchip Technology, Inc.*...............    8,700        442,613
Teradyne, Inc.*...........................   10,400        253,500
                                                      ------------
                                                         3,338,562
                                                      ------------
TELECOMMUNICATIONS--0.8%
MFS Communications, Inc.*.................    4,000        217,500
                                                      ------------
OTHER--4.0%
Sanmina Corp.*............................   11,200        632,800
Solectron Corp.*..........................    9,000        480,375
                                                      ------------
                                                         1,113,175
                                                      ------------
Total Common Stocks
   (cost $17,832,864).....................              19,892,658
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
SHORT-TERM INVESTMENTS--28.1%
COMMERCIAL PAPER--15.3%
American Express Credit Corp.
   5.75%, 1/06/97......................... $  1,300   $  1,298,962
Ford Motor Credit Corp.
   6.00%, 1/07/97.........................    1,215      1,213,785
Merrill Lynch & Co., Inc.
   5.65%, 1/10/97.........................      775        773,905
Prudential Funding
   5.60%, 1/08/97  .......................    1,000        998,911
                                                      ------------
                                                         4,285,563
                                                      ------------
U.S. GOVERNMENT
   OBLIGATIONS--12.8%
Federal Home Loan Bank
   5.42%, 1/16/97.........................    1,600      1,596,387
Federal National Mortgage Association
   5.50%, 1/08/97.........................    2,000      1,997,861
                                                      ------------
                                                         3,594,248
                                                      ------------
Total Short-Term Investments
   (amortized cost $7,879,811)............               7,879,811
                                                      ------------

TOTAL INVESTMENTS--98.9%
   (cost $25,712,675).....................            $ 27,772,469
Other assets less liabilities--1.1%........                310,962
                                                      ------------
NET ASSETS--100.0%.........................           $ 28,083,431
                                                      ============

-------------------------------------------------------------------------------
*     Non-income producing security.
      See Glossary of Terms on page B-43.
      See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
COMMON STOCKS AND
   OTHER INVESTMENTS--82.6%
BASIC INDUSTRIES--9.3%
CHEMICALS--3.7%
Crompton & Knowles Corp...................    6,500   $    125,125
Cytec Industries, Inc.*...................    3,200        130,000
International Specialty Products, Inc.....    6,000         73,500
                                                      ------------
                                                           328,625
                                                      ------------
METALS & MINING--4.8%
AK Steel Holding Corp. ...................    2,700        106,988
Century Aluminum Co. .....................    6,200        106,175
Steel Dynamics, Inc.*.....................    6,200        117,412
Titanium Metals Corp.*....................    2,500         81,875
Uranium Resources, Inc.*..................    1,200          9,300
                                                      ------------
                                                           421,750
                                                      ------------
PAPER & FOREST
   PRODUCTS--0.8%
Buckeye Cellulose Corp.*..................    2,700         71,887
                                                      ------------
                                                           822,262
                                                      ------------
CAPITAL GOODS--4.2%
ENGINEERING &
   CONSTRUCTION--0.4%
EMCOR Group, Inc.*........................    2,700         35,437
                                                      ------------
POLLUTION CONTROL--2.4%
American Disposal Services, Inc.*.........    2,700         48,938
Culligan Water Technologies, Inc..........    1,600         64,800
United Waste Systems, Inc.*...............    2,900         99,506
                                                      ------------
                                                           213,244
                                                      ------------
OTHER--1.4%
Hexcel Corp.*.............................    7,600        123,500
                                                      ------------
                                                           372,181
                                                      ------------
CONSUMER
   MANUFACTURING--3.7%
AUTO & RELATED--0.4%
Miller Industries, Inc.*..................    1,950         39,000
                                                      ------------
TEXTILE PRODUCTS--3.3%
Mohawk Industries, Inc. ..................    6,600        146,850
Polymer Group, Inc.*......................    5,600         77,700
Unifi, Inc................................    2,100         67,463
                                                      ------------
                                                           292,013
                                                      ------------
                                                           331,013
                                                      ------------
CONSUMER SERVICES--23.3%
ADVERTISING--3.7%
HA-LO Industries, Inc.*...................    3,375   $     93,024
Outdoor Systems, Inc.*....................    2,550         72,356
TeleSpectrum Worldwide, Inc.*.............   10,300        162,225
                                                      ------------
                                                           327,605
                                                      ------------
AIRLINES--3.1%
Alaska Air Group, Inc.*...................    3,500         73,500
America West Airlines, Inc.*..............    6,000         95,250
Continental Airlines, Inc.*...............    3,700        104,525
                                                      ------------
                                                           273,275
                                                      ------------
APPAREL--2.5%
Jones Apparel Group, Inc.*................    2,100         78,487
Timberland Co.*...........................    1,200         45,600
Tommy Hilfiger Corp.*.....................    2,000         96,000
                                                      ------------
                                                           220,087
                                                      ------------
BROADCASTING &
   CABLE--2.0%
Evergreen Media Corp.*....................    4,900        121,887
ICG Communications, Inc.*.................    3,300         58,163
                                                      ------------
                                                           180,050
                                                      ------------
RESTAURANTS &
   LODGING--4.2%
Extended Stay America, Inc.*..............    2,800         56,350
Interstate Hotels Co.*....................    5,350        151,137
Studio Plus Hotels, Inc.*.................    5,900         93,663
Suburban Lodges of America, Inc.*.........    4,400         69,025
                                                      ------------
                                                           370,175
                                                      ------------
RETAILING--6.8%
Industrie Natuzzi S.p.A. (ADR)*...........    4,400        101,200
Marker International*.....................    1,600          8,900
Nine West Group, Inc.*....................    5,000        231,875
Team Rental Group, Inc.*..................   11,400        185,250
Ugly Duckling Corp.*......................    4,000         77,500
                                                      ------------
                                                           604,725
                                                      ------------
MISCELLANEOUS--1.0%
Superior Services, Inc.*..................    4,300         87,075
                                                      ------------
                                                         2,062,992
                                                      ------------
ENERGY--9.1%
OIL & GAS SERVICES--7.4%
Costilla Energy, Inc......................    7,200         96,750
KCS Energy, Inc...........................    1,800         64,350
Parker Drilling Co........................   15,700        151,113

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------

                                             SHARES   U.S. $ VALUE
                                             ------   ------------
Rowan Cos., Inc.*.........................    7,700   $    174,212
Ultramar Diamond Shamrock Corp............    5,354        169,320
                                                      ------------
                                                           655,745
                                                      ------------
PIPELINES--1.7%
Valero Energy Corp........................    5,300        151,713
                                                      ------------
                                                           807,458
                                                      ------------
FINANCE--4.6%
BANKING & CREDIT--2.2%
Aames Financial Corp......................    2,300         82,513
Oxford Resources Corp.*...................    3,500        107,406
                                                      ------------
                                                           189,919
                                                      ------------
INSURANCE--0.4%
ReliaStar Financial Corp..................      600         34,650
                                                      ------------
REAL ESTATE--1.0%
Taubman Centers, Inc......................    7,000         90,125
                                                      ------------
OTHER--1.0%
International Alliance Services,
   Inc.*..................................      400          4,800
International Alliance Services,
   Inc.*+.................................    9,700         87,300
                                                      ------------
                                                            92,100
                                                      ------------
                                                           406,794
                                                      ------------
HEALTH CARE--5.0%
BIOTECHNOLOGY--1.3%
Centocor, Inc.*...........................    3,200        114,600
                                                      ------------
DRUGS--2.1%
Algos Pharmaceutical Corp.*...............      200          2,237
GelTex Pharmaceuticals, Inc.*.............    5,600        134,400
MedImmune, Inc.*..........................    2,700         46,575
                                                      ------------
                                                           183,212
                                                      ------------
MEDICAL SERVICES--1.6%
National Surgery Centers, Inc.*...........    3,700        139,675
                                                      ------------
                                                           437,487
                                                      ------------
TECHNOLOGY--19.9%
COMMUNICATIONS
   EQUIPMENT--2.8%
DSP Communications, Inc.*.................    3,150         60,834
Millicom International Cellular, S.A.*....    2,900         92,981
Premisys Communications, Inc.*............    1,400         47,250

TCSI Corp.*...............................      700   $      4,419
Westell Technologies, Inc. Cl.A*..........    1,800         40,950
                                                      ------------
                                                           246,434
                                                      ------------
COMPUTER PERIPHERALS--3.5%
HMT Technology Corp.*.....................    4,900         74,113
Lexmark International Group, Inc.*........    2,200         60,775
Read-Rite Corp.*..........................    3,800         95,475
Xircom, Inc.*.............................    3,400         74,375
                                                      ------------
                                                           304,738
                                                      ------------
COMPUTER SOFTWARE &
   SERVICES--5.5%
Applix, Inc.*.............................    2,700         58,556
Comverse Technology, Inc.*................    3,100        117,219
Credit Management Solutions, Inc.*........    3,200         45,200
DST Systems, Inc.*........................    1,200         37,650
Exabyte Corp.*............................    4,000         53,750
Infinity Financial Technology, Inc.*......      900         15,300
Structural Dynamics Research Corp.*.......    3,500         69,344
Systemsoft Corp.*.........................    2,200         32,450
Uniphase Corp.*...........................    1,100         57,887
                                                      ------------
                                                           487,356
                                                      ------------
ELECTRONICS--4.0%
BMC Industries, Inc.......................    2,100         66,150
Cable Design Technologies Corp.*..........    2,100         64,969
Harman International Industries, Inc......    2,800        155,750
Kent Electronics Corp.*...................    2,600         66,950
                                                      ------------
                                                           353,819
                                                      ------------
NETWORK SOFTWARE--1.3%
IDT Corp.*................................    4,000         44,250
Network General Corp.*....................    2,400         72,450
                                                      ------------
                                                           116,700
                                                      ------------
TELECOMMUNICATIONS--2.8%
Telephone and Data Systems, Inc...........    5,200        188,500
U.S. Cellular Corp.*......................    2,200         61,325
                                                      ------------
                                                           249,825
                                                      ------------
                                                         1,758,872
                                                      ------------
TRANSPORTATION--3.5%
RAILROADS--0.4%
Genesee & Wyoming, Inc. Cl.A*.............      900         30,375
                                                      ------------
SHIPPING--2.2%
OMI Corp.*................................   22,100        193,375
                                                      ------------

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONT'D)
-------------------------------------------------------------------------------
                                           SHARES OR
                                           PRINCIPAL
                                            AMOUNT
                                             (000)    U.S. $ VALUE
                                           ---------  ------------
TRUCKING--0.9%
Xtra Corp.................................    1,900   $     82,413
                                                      ------------
                                                           306,163
                                                      ------------
Total Common Stocks and
   Other Investments
   (cost $7,157,081)......................               7,305,222
                                                      ------------
SHORT-TERM INVESTMENTS--13.6%
U.S. GOVERNMENT
   OBLIGATIONS--13.6%
Federal Home Loan Mortgage Corp.
   5.70%, 1/02/97
   (amortized cost $1,199,810)............ $  1,200      1,199,810
                                                      ------------
TOTAL INVESTMENTS--96.2%
   (cost $8,356,891)......................            $  8,505,032
Other assets less liabilities--3.8%.......                 336,785
                                                      ------------
NET ASSETS--100.0%........................            $  8,841,817
                                                      ============

-------------------------------------------------------------------------------
*     Non-income producing security.
+ Illiquid security. The security has been valued at fair value in accordance with the procedures described in Note A. This security was acquired on December 26, 1996 at a cost of $87,300.
      See Notes to Financial Statements.

GLOSSARY OF TERMS

ADR      -  American Depository Receipts
FRN      -  Floating Rate Note
GDR      -  Global Depository Receipts
IDU      -  Interest Due on Unpaid Bond
IRB      -  Industrial Revenue Bond
ORD      -  Ordinary
pfd.     -  Preferred Stock

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                                                      PREMIER          GLOBAL        GROWTH AND       SHORT-TERM
                                                                      GROWTH            BOND           INCOME        MULTI-MARKET
                                                                     PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
ASSETS                                                               ---------        ---------      ----------      ------------
   Investments in securities, at value (cost $78,612,333,
      $17,078,982, $113,632,820 and $6,928,674,
      respectively).............................................. $   96,055,825   $  17,256,550   $  126,364,134   $    6,930,193
   Cash, at value (cost $3,737, $516,443, $61,147
      and $547, respectively)....................................          3,737         516,698           61,147              547
   Receivable for capital stock sold.............................        333,094             -0-          200,930              -0-
   Dividends receivable..........................................        154,586             -0-          307,462              -0-
   Deferred organization expenses................................          2,657             -0-              -0-              -0-
   Interest receivable...........................................            -0-         410,081              -0-          158,906
   Unrealized appreciation of forward exchange
      currency contracts.........................................            -0-          22,695              -0-           56,830
                                                                  --------------   -------------   --------------   --------------
   Total assets..................................................     96,549,899      18,206,024      126,933,673        7,146,476
                                                                  --------------   -------------   --------------   --------------

LIABILITIES
   Investment advisory fee payable...............................         60,698           9,930           65,165            1,778
   Payable for capital stock redeemed............................             19          54,712           64,721           15,350
   Accrued expenses..............................................         54,874          24,292           74,382           17,044
                                                                  --------------   -------------   --------------   --------------
   Total liabilities.............................................        115,591          88,934          204,268           34,172
                                                                  --------------   -------------   --------------   --------------
NET ASSETS....................................................... $   96,434,308   $  18,117,090   $  126,729,405   $    7,112,304
                                                                  ==============   =============   ==============   ==============

COMPOSITION OF NET ASSETS
   Capital stock, at par......................................... $        6,144   $       1,543   $        7,727   $          663
   Additional paid-in capital....................................     79,608,642      16,799,530      103,571,697        7,805,104
   Undistributed net investment income...........................        323,427         920,567        1,269,248          346,901
   Accumulated net realized gain (loss) on investments,
      options and foreign currency transactions..................       (947,397)        199,223        9,149,428       (1,097,934)
   Net unrealized appreciation of investments and
      foreign currency denominated assets and liabilities........     17,443,492         196,227       12,731,305           57,570
                                                                  --------------   -------------   --------------   --------------
                                                                  $   96,434,308   $  18,117,090   $  126,729,405   $    7,112,304
                                                                  ==============   =============   ==============   ==============

   Shares of capital stock outstanding...........................      6,143,896       1,542,961        7,727,283          662,827
                                                                  ==============   =============   ==============   ==============
   Net asset value per share.....................................      $   15.70        $  11.74        $   16.40        $   10.73
                                                                       =========        ========        =========        =========

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                                                U.S. GOVERNMENT/
                                                                   HIGH GRADE          TOTAL                            MONEY
                                                                   SECURITIES         RETURN       INTERNATIONAL       MARKET
                                                                    PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                 --------------   -------------    -------------   --------------
ASSETS
   Investments in securities, at value (cost $28,701,259,
      $23,976,844, $42,799,658 and $64,186,996,
      respectively)............................................  $   28,791,704   $  25,731,347    $  44,224,641   $   64,186,996
   Cash, at value (cost $185, $587, $153,392
      and $253,962, respectively)..............................             185             587          152,129          253,962
   Interest receivable.........................................         386,158         157,364              549              -0-
   Unrealized appreciation of forward exchange
      currency contracts.......................................          12,334             -0-              -0-              -0-
   Deferred organization expenses..............................           3,464           4,826            4,941            4,969
   Receivable for capital stock sold...........................           3,007          12,407           15,932          610,012
   Dividends receivable........................................           1,181          36,993           76,124              -0-
   Receivable for investment securities sold...................             -0-          11,145           25,229              -0-
                                                                 --------------   -------------    -------------   --------------
   Total assets................................................      29,198,033      25,954,669       44,499,545       65,055,939
                                                                 --------------   -------------    -------------   --------------

LIABILITIES
   Investment advisory fee payable.............................          14,705          13,462           27,019           26,042
   Payable for capital stock redeemed..........................           5,292          15,084            2,408          196,380
   Payable for investment securities purchased.................             -0-             -0-           65,866              -0-
   Accrued expenses............................................          28,132          50,773           80,156           64,226
                                                                 --------------   -------------    -------------   --------------
   Total liabilities...........................................          48,129          79,319          175,449          286,648
                                                                 --------------   -------------    -------------   --------------
NET ASSETS.....................................................  $   29,149,904   $  25,875,350    $  44,324,096   $   64,769,291
                                                                 ==============   =============    =============   ==============

COMPOSITION OF NET ASSETS
   Capital stock, at par.......................................  $        2,531   $       1,769    $       2,977   $       64,769
   Additional paid-in capital..................................      27,619,078      22,618,278       41,658,294       64,703,819
   Undistributed net investment income.........................       1,370,536         481,043          462,109            1,046
   Accumulated net realized gain (loss) on investments
      and foreign currency transactions........................          54,933       1,019,757          776,481             (343)
   Net unrealized appreciation of investments and
      foreign currency denominated assets and liabilities......         102,826       1,754,503        1,424,235              -0-
                                                                 --------------   -------------    -------------   --------------
                                                                 $   29,149,904   $  25,875,350    $  44,324,096   $   64,769,291
                                                                 ==============   -============    =============   ==============

   Shares of capital stock outstanding.........................       2,531,426       1,768,899        2,976,776       64,769,391
                                                                 ==============   =============    =============   ==============
   Net asset value per share...................................       $   11.52        $  14.63        $   14.89        $    1.00
                                                                      =========        ========        =========        =========

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
-------------------------------------------------------------------------------

                                                                                         NORTH AMERICAN
                                                                 GLOBAL DOLLAR             GOVERNMENT                 UTILITY
                                                                  GOVERNMENT                 INCOME                   INCOME
                                                                   PORTFOLIO                PORTFOLIO                PORTFOLIO
                                                                --------------           --------------           --------------
ASSETS
   Investments in securities, at value (cost $8,152,185,
      $15,384,697 and $13,527,099, respectively)..........      $    8,543,372           $   16,521,272           $   14,626,322
   Cash, at value (cost $964, $13,242 and $106,107,
      respectively).......................................                 964                   13,223                  106,107
   Receivable for investment securities sold..............             918,435                      -0-                   75,137
   Interest receivable....................................             117,739                  144,517                    6,970
   Deferred organization expenses.........................               7,792                   10,058                    7,196
   Receivable for capital stock sold......................               5,137                   11,729                   13,749
   Unrealized appreciation of forward exchange
      currency contracts..................................                 -0-                   20,647                      -0-
   Dividends receivable...................................                 -0-                      -0-                   51,568
                                                                --------------           --------------           --------------
   Total assets...........................................           9,593,439               16,721,446               14,887,049
                                                                --------------           --------------           --------------

LIABILITIES
   Payable for investment securities purchased............             727,562                      -0-                      -0-
   Investment advisory fee payable........................               1,812                    5,852                    5,648
   Payable for capital stock redeemed.....................                 879                      133                      669
   Accrued expenses.......................................              15,780                   19,811                   23,939
                                                                --------------           --------------           --------------
   Total liabilities......................................             746,033                   25,796                   30,256
                                                                --------------           --------------           --------------
NET ASSETS................................................      $    8,847,406           $   16,695,650           $   14,856,793
                                                                ==============           ==============           ==============

COMPOSITION OF NET ASSETS
   Capital stock, at par..................................      $          618           $        1,349           $        1,170
   Additional paid-in capital.............................           7,231,488               14,461,883               13,513,780
   Undistributed net investment income....................             482,953                1,077,786                  289,028
   Accumulated net realized gain (loss) on investments,
      options and foreign currency transactions...........             741,160                   (2,290)                 (46,408)
   Net unrealized appreciation of investments and
      foreign currency denominated assets and liabilities.             391,187                1,156,922                1,099,223
                                                                --------------           --------------           --------------
                                                                $    8,847,406           $   16,695,650           $   14,856,793
                                                                ==============           ==============           ==============

   Shares of capital stock outstanding....................             617,736                1,349,031                1,170,361
                                                                ==============           ==============           ==============
   Net asset value per share..............................           $   14.32                $   12.38                $   12.69
                                                                     =========                =========                =========


-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
------------------------------------------------------------------------------

                                                                                               WORLDWIDE              CONSERVATIVE
                                                                       GROWTH                PRIVATIZATION              INVESTORS
                                                                      PORTFOLIO                PORTFOLIO                PORTFOLIO
                                                                   --------------           --------------           --------------
ASSETS
   Investments in securities, at value (cost $119,450,096,
      $17,017,779 and $20,813,226, respectively)...............    $  139,667,222           $   18,346,418           $   21,536,211
   Cash, at value (cost $197,953, $387,664 and $18,644,
      respectively)............................................           197,953                  392,376                   18,644
   Receivable for capital stock sold...........................           316,940                   25,787                   59,684
   Dividends receivable........................................           108,708                   48,137                    8,278
   Interest receivable.........................................             7,689                      368                  128,056
   Deferred organization expenses..............................             5,402                    5,446                    5,638
   Receivable for investment securities sold...................               -0-                   13,519                    9,295
   Receivable from investment adviser..........................               -0-                    2,734                      -0-
                                                                   --------------           --------------           --------------
   Total assets................................................       140,303,914               18,834,785               21,765,806
                                                                   --------------           --------------           --------------

LIABILITIES
   Payable for investment securities purchased.................         1,447,797                      -0-                    2,988
   Investment advisory fee payable.............................            85,331                      -0-                    5,151
   Payable for capital stock redeemed..........................             1,055                       73                      400
   Accrued expenses............................................            81,840                   27,899                   28,074
                                                                   --------------           --------------           --------------
   Total liabilities...........................................         1,616,023                   27,972                   36,613
                                                                   --------------           --------------           --------------
NET ASSETS.....................................................    $  138,687,891           $   18,806,813           $   21,729,193
                                                                   ==============           ==============           ==============

COMPOSITION OF NET ASSETS
   Capital stock, at par.......................................    $        7,740           $        1,433           $        1,800
   Additional paid-in capital..................................       111,715,564               16,748,156               20,449,061
   Undistributed net investment income.........................           262,537                  308,447                  607,910
   Accumulated net realized gain (loss) on investments
      and foreign currency transactions........................         6,484,948                  415,378                  (52,673)
   Net unrealized appreciation of investments and
      foreign currency denominated assets and liabilities......        20,217,102                1,333,399                  723,095
                                                                   --------------           --------------           --------------
                                                                   $  138,687,891           $   18,806,813           $   21,729,193
                                                                   ==============           ==============           ==============

   Shares of capital stock outstanding.........................         7,739,999                1,432,879                1,800,117
                                                                   ==============           ==============           ==============
   Net asset value per share...................................         $   17.92                $   13.13                $   12.07
                                                                        =========                =========                =========


-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996
------------------------------------------------------------------------------


                                                                     GROWTH
                                                                    INVESTORS               TECHNOLOGY                 QUASAR
                                                                    PORTFOLIO                PORTFOLIO                PORTFOLIO
                                                                 --------------           --------------           --------------
ASSETS
   Investments in securities, at value (cost $9,917,731,
      $25,712,675 and $8,356,891, respectively)...............   $   10,658,787           $   27,772,469           $    8,505,032
   Cash, at value (cost $3,321, $138,541 and $192,214,
      respectively)...........................................            3,321                  138,541                  192,214
   Interest receivable........................................           30,107                      -0-                      -0-
   Receivable for capital stock sold..........................           21,815                  177,379                  162,383
   Receivable for investment securities sold..................           10,320                    7,868                   12,051
   Dividends receivable.......................................            8,473                      459                    1,628
   Deferred organization expenses.............................            5,638                   17,475                   23,983
   Receivable from investment adviser.........................               69                      -0-                    7,830
                                                                 --------------           --------------           --------------
   Total assets...............................................       10,738,530               28,114,191                8,905,121
                                                                 --------------           --------------           --------------

LIABILITIES
   Payable for investment securities purchased................            2,987                      -0-                   48,421
   Payable for capital stock redeemed.........................              641                    1,687                      121
   Investment advisory fee payable............................              -0-                    8,620                      -0-
   Accrued expenses...........................................           25,566                   20,453                   14,762
                                                                 --------------           --------------           --------------
   Total liabilities..........................................           29,194                   30,760                   63,304
                                                                 --------------           --------------           --------------
NET ASSETS....................................................   $   10,709,336           $   28,083,431           $    8,841,817
                                                                 ==============           ==============           ==============

COMPOSITION OF NET ASSETS
   Capital stock, at par......................................   $          840           $        2,543           $          831
   Additional paid-in capital.................................        9,614,233               26,233,295                8,656,353
   Undistributed net investment income........................          177,700                  142,959                   11,162
   Accumulated net realized gain (loss) on investments
      and foreign currency transactions.......................          175,410                 (355,160)                  25,330
   Net unrealized appreciation of investments and
      foreign currency denominated assets and liabilities.....          741,153                2,059,794                  148,141
                                                                 --------------           --------------           --------------
                                                                 $   10,709,336           $   28,083,431           $    8,841,817
                                                                 ==============           ==============           ==============

   Shares of capital stock outstanding........................          840,388                2,543,479                  830,749
                                                                 ==============           ==============           ==============
   Net asset value per share..................................        $   12.74                $   11.04                $   10.64
                                                                      =========                =========                =========

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
------------------------------------------------------------------------------

                                                                      PREMIER          GLOBAL        GROWTH AND       SHORT-TERM
                                                                      GROWTH            BOND           INCOME        MULTI-MARKET
                                                                     PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                  --------------   -------------    -------------   --------------
INVESTMENT INCOME
   Dividends (net of foreign tax withheld of $5,630, $-0-,
      $6,610 and $-0-, respectively)...........................   $      799,656   $         -0-    $   1,662,492   $          -0-
   Interest....................................................          117,231       1,004,520          278,686          356,592
                                                                  --------------   -------------    -------------   --------------
   Total investment income.....................................          916,887       1,004,520        1,941,178          356,592
                                                                  --------------   -------------    -------------   --------------

EXPENSES
   Investment advisory fee.....................................          624,414          97,431          506,294           28,116
   Custodian...................................................           61,136          59,597           57,228           58,371
   Audit and legal.............................................           48,619           6,941           64,854            5,972
   Printing....................................................           21,755           1,408           32,031           12,803
   Amortization of organization expenses.......................            5,512           2,136              658              -0-
   Transfer agency.............................................            1,170           1,284            1,242            1,201
   Directors fees..............................................              525           1,396            1,325              575
   Miscellaneous...............................................            5,061           1,685            1,834              -0-
                                                                  --------------   -------------    -------------   --------------
   Total expenses..............................................          768,192         171,878          665,466          107,038
   Less: expense reimbursement.................................         (174,999)        (30,455)          (1,981)         (58,473)
                                                                  --------------   -------------    -------------   --------------
   Net expenses................................................          593,193         141,423          663,485           48,565
                                                                  --------------   -------------    -------------   --------------
   Net investment income.......................................          323,694         863,097        1,277,693          308,027
                                                                  --------------   -------------    -------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investment transactions.........         (442,478)        269,212        9,399,724           12,232
   Net realized gain on foreign currency transactions..........              -0-           7,112              536           36,126
   Net change in unrealized appreciation (depreciation)
      of investments...........................................       14,126,172        (129,817)       8,264,456            4,612
   Net change in unrealized appreciation (depreciation) of
      foreign currency denominated assets and liabilities......              -0-           3,920             (506)         102,656
                                                                  --------------   -------------    -------------   --------------
   Net gain on investments.....................................       13,683,694         150,427       17,664,210          155,626
                                                                  --------------   -------------    -------------   --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.....................   $   14,007,388   $   1,013,524    $  18,941,903   $      463,653
                                                                  ==============   =============    =============   ==============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
------------------------------------------------------------------------------


                                                                U.S. GOVERNMENT/
                                                                   HIGH GRADE          TOTAL                            MONEY
                                                                   SECURITIES         RETURN       INTERNATIONAL       MARKET
                                                                    PORTFOLIO        PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                 --------------   -------------    -------------   --------------
INVESTMENT INCOME
   Interest....................................................  $    1,644,239   $     440,995    $     156,513   $    2,685,518
   Dividends (net of foreign tax withheld of $-0-, $113,
      $91,426 and $-0-, respectively)..........................           4,725         204,786          529,146              -0-
                                                                 --------------   -------------    -------------   --------------
   Total investment income.....................................       1,648,964         645,781          685,659        2,685,518
                                                                 --------------   -------------    -------------   --------------

EXPENSES
   Investment advisory fee.....................................         145,707         108,845          305,459          251,755
   Custodian...................................................          57,707          59,387          234,630           45,667
   Audit and legal.............................................          13,371          10,445           20,222           29,336
   Printing....................................................          10,360           7,657           12,906           13,127
   Amortization of organization expenses.......................           4,886           4,886            5,007            5,007
   Transfer agency.............................................           1,219           1,217            1,282            1,290
   Directors fees..............................................           1,022           1,397              375              375
   Miscellaneous...............................................           2,753           1,994            3,177            3,229
                                                                 --------------   -------------    -------------   --------------
   Total expenses..............................................         237,025         195,828          583,058          349,786
   Less: expense reimbursement.................................         (13,684)        (30,782)        (292,872)          (1,152)
                                                                 --------------   -------------    -------------   --------------
   Net expenses................................................         223,341         165,046          290,186          348,634
                                                                 --------------   -------------    -------------   --------------
   Net investment income.......................................       1,425,623         480,735          395,473        2,336,884
                                                                 --------------   -------------    -------------   --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investment transactions.........          48,507       1,019,837          841,241             (343)
   Net realized gain (loss) on foreign currency transactions...         (53,678)            -0-           65,399              -0-
   Net change in unrealized appreciation (depreciation)
      of investments...........................................        (503,717)      1,338,504          694,273              -0-
   Net change in unrealized appreciation (depreciation)
      of foreign currency denominated assets and liabilities...          25,755             -0-          (10,027)             -0-
                                                                 --------------   -------------    -------------   --------------
   Net gain (loss) on investments..............................        (483,133)      2,358,341        1,590,886             (343)
                                                                 --------------   -------------    -------------   --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.....................  $      942,490   $   2,839,076    $   1,986,359   $    2,336,541
                                                                 ==============   =============    =============   ==============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
------------------------------------------------------------------------------


                                                                                          NORTH AMERICAN
                                                                  GLOBAL DOLLAR             GOVERNMENT                 UTILITY
                                                                   GOVERNMENT                 INCOME                   INCOME
                                                                    PORTFOLIO                PORTFOLIO                PORTFOLIO
                                                                 --------------           --------------           --------------
INVESTMENT INCOME
   Interest....................................................  $      535,472           $    1,350,439           $       68,250
   Dividends (net of foreign tax withheld of $-0-, $-0-
      and $2,608, respectively)................................             -0-                      -0-                  329,669
                                                                 --------------           --------------           --------------
   Total investment income.....................................         535,472                1,350,439                  397,919
                                                                 --------------           --------------           --------------

EXPENSES
   Investment advisory fee.....................................          42,385                   73,221                   83,839
   Custodian...................................................          52,552                   59,618                   57,709
   Printing....................................................           8,699                   13,329                   15,004
   Amortization of organization expenses.......................           3,352                    4,326                    3,067
   Audit and legal.............................................           1,621                    4,725                    6,072
   Transfer agency.............................................           1,281                    1,323                    1,218
   Directors fees..............................................             575                      375                    1,375
   Miscellaneous...............................................             721                    2,055                      320
                                                                 --------------           --------------           --------------
   Total expenses..............................................         111,186                  158,972                  168,604
   Less: expense reimbursement.................................         (57,498)                 (51,957)                 (62,408)
                                                                 --------------           --------------           --------------
   Net expenses................................................          53,688                  107,015                  106,196
                                                                 --------------           --------------           --------------
   Net investment income.......................................         481,784                1,243,424                  291,723
                                                                 --------------           --------------           --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investment transactions.........         745,244                      821                  (29,624)
   Net realized loss on foreign currency transactions..........             -0-                 (166,651)                  (1,398)
   Net change in unrealized appreciation of investments........         126,646                  818,764                  796,030
   Net change in unrealized appreciation of foreign
      currency denominated assets and liabilities..............             -0-                   22,444                      -0-
                                                                 --------------           --------------           --------------
   Net gain on investments.....................................         871,890                  675,378                  765,008
                                                                 --------------           --------------           --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.....................  $    1,353,674           $    1,918,802           $    1,056,731
                                                                 ==============           ==============           ==============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
------------------------------------------------------------------------------


                                                                                             WORLDWIDE              CONSERVATIVE
                                                                     GROWTH                PRIVATIZATION              INVESTORS
                                                                    PORTFOLIO                PORTFOLIO                PORTFOLIO
                                                                 --------------           --------------           --------------
INVESTMENT INCOME
   Dividends (net of foreign tax withheld of $3,860,
      $37,193 and $3,771, respectively)......................... $      843,192           $      280,347           $       63,935
   Interest.....................................................        289,632                   89,157                  695,363
                                                                 --------------           --------------           --------------
   Total investment income......................................      1,132,824                  369,504                  759,298
                                                                 --------------           --------------           --------------

EXPENSES
   Investment advisory fee......................................        664,973                  115,208                  116,656
   Audit and legal..............................................         69,493                    7,199                    9,834
   Custodian....................................................         65,511                   83,679                   81,801
   Printing.....................................................         23,273                    1,872                    2,987
   Amortization of organization expenses........................          2,006                    2,006                    2,006
   Directors fees...............................................          1,400                    1,375                      575
   Transfer agency..............................................            426                    1,328                    1,941
   Miscellaneous................................................          1,685                      831                    1,842
                                                                 --------------           --------------           --------------
   Total expenses...............................................        828,767                  213,498                  217,642
   Less: expense reimbursement..................................         (8,160)                (104,050)                 (69,878)
                                                                 --------------           --------------           --------------
   Net expenses.................................................        820,607                  109,448                  147,764
                                                                 --------------           --------------           --------------
   Net investment income........................................        312,217                  260,056                  611,534
                                                                 --------------           --------------           --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investment transactions..........      6,453,535                  526,159                  (51,567)
   Net realized gain (loss) on foreign currency transactions....            944                  (18,329)                  (4,003)
   Net change in unrealized appreciation of investments.........     16,515,830                1,112,767                  466,136
   Net change in unrealized appreciation (depreciation)
      of foreign currency denominated assets and liabilities....           (153)                   4,812                      110
                                                                 --------------           --------------           --------------
   Net gain on investments......................................     22,970,156                1,625,409                  410,676
                                                                 --------------           --------------           --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS...................... $   23,282,373           $    1,885,465           $    1,022,210
                                                                 ==============           ==============           ==============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
------------------------------------------------------------------------------


                                                                    GROWTH
                                                                   INVESTORS               TECHNOLOGY                 QUASAR
                                                                   PORTFOLIO              PORTFOLIO(A)             PORTFOLIO(B)
                                                                --------------           --------------           --------------
INVESTMENT INCOME
   Interest.................................................    $      183,154           $      252,088           $       19,631
   Dividends (net of foreign tax withheld of $4,626,
      $31 and $-0-, respectively)...........................            78,863                    7,327                    2,906
                                                                --------------           --------------           --------------
   Total investment income..................................           262,017                  259,415                   22,537
                                                                --------------           --------------           --------------

EXPENSES
   Investment advisory fee..................................            66,395                  122,595                   11,973
   Custodian................................................            84,355                   52,187                   34,848
   Printing.................................................             3,936                    2,949                      244
   Audit and legal..........................................             2,895                   13,685                    2,134
   Amortization of organization expenses....................             2,006                    4,025                    2,115
   Transfer agency..........................................             1,366                    1,109                      441
   Directors fees...........................................             1,352                    1,375                      643
   Miscellaneous............................................             1,861                      918                      792
                                                                --------------           --------------           --------------
   Total expenses...........................................           164,166                  198,843                   53,190
   Less: expense reimbursement..............................           (80,065)                 (82,377)                 (41,815)
                                                                --------------           --------------           --------------
   Net expenses.............................................            84,101                  116,466                   11,375
                                                                --------------           --------------           --------------
   Net investment income....................................           177,916                  142,949                   11,162
                                                                --------------           --------------           --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain (loss) on investment transactions......           175,910                 (355,160)                  25,330
   Net realized loss on foreign currency transactions.......              (570)                     -0-                      -0-
   Net change in unrealized appreciation of investments.....           507,571                2,059,794                  148,141
   Net change in unrealized appreciation of foreign
      currency denominated assets and liabilities...........                97                      -0-                      -0-
                                                                --------------           --------------           --------------
   Net gain on investments..................................           683,008                1,704,634                  173,471
                                                                --------------           --------------           --------------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $      860,924           $    1,847,583           $      184,633
                                                                ==============           ==============           ==============

-------------------------------------------------------------------------------
(a)   Commencement of operations, January 11, 1996.
(b)   Commencement of operations, August 5, 1996.

See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------

                                                              PREMIER GROWTH PORTFOLIO               GLOBAL BOND PORTFOLIO
                                                         --------------------------------     ------------------------------------
                                                           YEAR ENDED        YEAR ENDED         YEAR ENDED            YEAR ENDED
                                                          DECEMBER 31,      DECEMBER 31,       DECEMBER 31,          DECEMBER 31,
                                                             1996               1995               1996                  1995
                                                         -------------     --------------     --------------        --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income...............................  $     323,694     $      313,463     $      863,097        $      565,830
   Net realized gain (loss) on investment
      transactions.....................................       (442,478)        16,824,672            269,212               445,890
   Net realized gain on foreign currency
      transactions.....................................            -0-                -0-              7,112               466,026
   Net change in unrealized appreciation (depreciation)
      of investments and foreign currency denominated
      assets and liabilities...........................     14,126,172          3,054,025           (125,897)              446,385
                                                         -------------     --------------     --------------        --------------
   Net increase in net assets from operations..........     14,007,388         20,192,160          1,013,524             1,924,131

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................       (316,135)           (97,581)        (1,035,617)              (72,090)
   Net realized gain on investments....................    (17,322,907)          (273,977)          (309,324)                  -0-

CAPITAL STOCK TRANSACTIONS
   Net increase (decrease).............................     70,787,668        (28,211,402)         6,895,530             2,402,867
                                                         -------------     --------------     --------------        --------------
   Total increase (decrease)...........................     67,156,014         (8,390,800)         6,564,113             4,254,908

NET ASSETS
   Beginning of period.................................     29,278,294         37,669,094         11,552,977             7,298,069
                                                         -------------     --------------     --------------        --------------
   End of period (including undistributed net
      investment income of $320,208, $312,649,
      $862,361 and $1,034,881, respectively)...........  $  96,434,308     $   29,278,294     $   18,117,090        $   11,552,977
                                                         =============     ==============     ==============        ==============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------


                                                            GROWTH AND INCOME PORTFOLIO     SHORT-TERM MULTI-MARKET PORTFOLIO
                                                          -------------------------------   ---------------------------------
                                                            YEAR ENDED       YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                           DECEMBER 31,     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                              1996              1995              1996              1995
                                                          -------------    --------------    --------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income...............................   $   1,277,693    $    1,133,993    $      308,027    $    1,307,834
   Net realized gain (loss) on investment
      transactions.....................................       9,399,724        11,527,647            12,232          (910,867)
   Net realized gain (loss) on foreign currency
      transactions.....................................             536            18,489            36,126          (964,669)
   Net change in unrealized appreciation of investments
      and foreign currency denominated assets and
      liabilities......................................       8,263,950         4,605,887           107,268         1,423,840
                                                          -------------    --------------    --------------    --------------
   Net increase in net assets from operations..........      18,941,903        17,286,016           463,653           856,138

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................      (1,128,565)         (531,525)         (369,515)              -0-
   Net realized gain on investments....................     (11,815,383)         (551,658)              -0-               -0-

CAPITAL STOCK TRANSACTIONS
   Net increase (decrease).............................      78,738,622       (15,911,876)        3,866,088       (18,624,919)
                                                          -------------    --------------    --------------    --------------
   Total increase (decrease)...........................      84,736,577           290,957         3,960,226       (17,768,781)

NET ASSETS
   Beginning of period.................................      41,992,828        41,701,871         3,152,078        20,920,859
                                                          -------------    --------------    --------------    --------------
   End of period (including undistributed net
      investment income of $1,279,177, $1,130,049,
      $307,934 and $369,422, respectively).............   $ 126,729,405    $   41,992,828    $    7,112,304    $    3,152,078
                                                          =============    ==============    ==============    ==============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------


                                                                   U.S. GOVERNMENT/
                                                            HIGH GRADE SECURITIES PORTFOLIO           TOTAL RETURN PORTFOLIO
                                                           ---------------------------------     ---------------------------------
                                                             YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                            DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                                1996               1995               1996               1995
                                                           -------------      --------------     --------------     --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income...............................    $   1,425,623      $      600,099     $      480,735     $       88,070
   Net realized gain on investment
      transactions.....................................           48,507             319,393          1,019,837             49,542
   Net realized gain (loss) on foreign currency
      transactions.....................................          (53,678)             29,033                -0-                -0-
   Net change in unrealized appreciation (depreciation)
      of investments and foreign currency denominated
      assets and liabilities...........................         (477,962)            777,806          1,338,504            424,620
                                                           -------------      --------------     --------------     --------------
   Net increase in net assets from operations..........          942,490           1,726,331          2,839,076            562,232

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................         (621,506)           (149,971)           (88,093)           (10,089)
   Net realized gain on investments....................         (289,591)                -0-            (44,705)               -0-

CAPITAL STOCK TRANSACTIONS
   Net increase........................................       12,171,992          10,268,875         14,926,631          6,940,398
                                                           -------------      --------------     --------------     --------------
   Total increase......................................       12,203,385          11,845,235         17,632,909          7,492,541

NET ASSETS
   Beginning of period.................................       16,946,519           5,101,284          8,242,441            749,900
                                                           -------------      --------------     --------------     --------------
   End of period (including undistributed net
      investment income of $1,424,586, $620,469,
      $480,563 and $87,921, respectively)..............    $  29,149,904      $   16,946,519     $   25,875,350     $    8,242,441
                                                           =============      ==============     ==============     ==============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                INTERNATIONAL PORTFOLIO               MONEY MARKET PORTFOLIO
                                                            --------------------------------     --------------------------------
                                                              YEAR ENDED        YEAR ENDED         YEAR ENDED        YEAR ENDED
                                                             DECEMBER 31,      DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                                 1996              1995               1996              1995
                                                            -------------     --------------     --------------    --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income...............................     $     395,473     $      148,832     $    2,336,884    $      798,013
   Net realized gain (loss) on investment
      transactions.....................................           841,241             60,209               (343)              726
   Net realized gain on foreign currency
      transactions.....................................            65,399            136,755                -0-               -0-
   Net change in unrealized appreciation of investments
      and foreign currency denominated assets and
      liabilities......................................           684,246            823,228                -0-               -0-
                                                            -------------     --------------     --------------    --------------
   Net increase in net assets from operations..........         1,986,359          1,169,024          2,336,541           798,739

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................          (155,834)           (23,594)        (2,336,884)         (798,013)
   Net realized gain on investments....................          (244,881)           (29,314)               -0-               -0-

CAPITAL STOCK TRANSACTIONS
   Net increase........................................        26,196,817          8,149,131         36,677,326        21,193,287
                                                            -------------     --------------     --------------    --------------
   Total increase......................................        27,782,461          9,265,247         36,676,983        21,194,013

NET ASSETS
   Beginning of period.................................        16,541,635          7,276,388         28,092,308         6,898,295
                                                            -------------     --------------     --------------    --------------
   End of period (including undistributed net
      investment income of $394,436, $154,797,
      $803 and $803, respectively).....................     $  44,324,096     $   16,541,635     $   64,769,291    $   28,092,308
                                                            =============     ==============     ==============    ==============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                      GLOBAL DOLLAR                       NORTH AMERICAN
                                                                  GOVERNMENT PORTFOLIO              GOVERNMENT INCOME PORTFOLIO
                                                            --------------------------------     ---------------------------------
                                                              YEAR ENDED        YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                             DECEMBER 31,      DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                                 1996              1995               1996               1995
                                                            -------------     --------------     --------------     --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income...............................     $     481,784     $      190,779     $    1,243,424     $      628,992
   Net realized gain on investment
      transactions.....................................           745,244             13,908                821             21,305
   Net realized loss on foreign currency
      transactions.....................................               -0-                -0-           (166,651)          (582,809)
   Net change in unrealized appreciation of investments
      and foreign currency denominated assets and
      liabilities......................................           126,646            317,262            841,208          1,031,464
                                                            -------------     --------------     --------------     --------------
   Net increase in net assets from operations..........         1,353,674            521,949          1,918,802          1,098,952

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................          (191,319)           (28,002)           (49,608)          (144,624)
   Net realized gain on investments....................           (13,292)               -0-             (3,969)               -0-

CAPITAL STOCK TRANSACTIONS
   Net increase........................................         3,920,248          2,137,822          7,552,498          2,475,517
                                                            -------------     --------------     --------------     --------------
   Total increase......................................         5,069,311          2,631,769          9,417,723          3,429,845

NET ASSETS
   Beginning of period.................................         3,778,095          1,146,326          7,277,927          3,848,082
                                                            -------------     --------------     --------------     --------------
   End of period (including undistributed net
      investment income of $479,024, $188,559,
      $1,241,756 and $47,940, respectively)............     $   8,847,406     $    3,778,095     $   16,695,650     $    7,277,927
                                                            =============     ==============     ==============     ==============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                             UTILITY INCOME PORTFOLIO                    GROWTH PORTFOLIO
                                                        -----------------------------------   ------------------------------------
                                                          YEAR ENDED           YEAR ENDED       YEAR ENDED            YEAR ENDED
                                                         DECEMBER 31,         DECEMBER 31,     DECEMBER 31,          DECEMBER 31,
                                                            1996                  1995             1996                  1995
                                                        -------------        --------------   --------------        --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income............................... $     291,723        $       81,490   $      312,217        $      271,351
   Net realized gain (loss) on investment
      transactions.....................................       (29,624)              146,191        6,453,535             1,503,347
   Net realized gain (loss) on foreign currency
      transactions.....................................        (1,398)                2,026              944                (8,006)
   Net change in unrealized appreciation of investments
      and foreign currency denominated assets and
      liabilities......................................       796,030               336,155       16,515,677             3,495,519
                                                        -------------        --------------   --------------        --------------
   Net increase in net assets from operations..........     1,056,731               565,862       23,282,373             5,262,211

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................       (81,842)              (19,130)        (230,200)              (10,913)
   Net realized gain on investments....................      (155,981)                  -0-       (1,507,259)                  -0-

CAPITAL STOCK TRANSACTIONS
   Net increase........................................     7,787,344             4,449,560       71,923,266            34,476,649
                                                        -------------        --------------   --------------        --------------
   Total increase......................................     8,606,252             4,996,292       93,468,180            39,727,947

NET ASSETS
   Beginning of period.................................     6,250,541             1,254,249       45,219,711             5,491,764
                                                        -------------        --------------   --------------        --------------
   End of period (including undistributed net
      investment income of $291,209, $81,328,
      $348,559 and $266,542, respectively)............. $  14,856,793        $    6,250,541   $  138,687,891        $   45,219,711
                                                        =============        ==============   ==============        ==============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                           WORLDWIDE PRIVATIZATION PORTFOLIO     CONSERVATIVE INVESTORS PORTFOLIO
                                                           ---------------------------------     --------------------------------
                                                              YEAR ENDED        YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                             DECEMBER 31,      DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                                 1996              1995               1996               1995
                                                            -------------     --------------     --------------     --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income...............................     $     260,056     $       95,371     $      611,534     $      127,493
   Net realized gain (loss) on investment
      transactions.....................................           526,159            (45,435)           (51,567)            55,975
   Net realized loss on foreign currency
      transactions.....................................           (18,329)            (3,414)            (4,003)               -0-
   Net change in unrealized appreciation of
      investments and foreign currency denominated
      assets and liabilities...........................         1,117,579            215,820            466,246            255,556
                                                            -------------     --------------     --------------     --------------
   Net increase in net assets from operations..........         1,885,465            262,342          1,022,210            439,024

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................           (90,574)            (7,193)          (127,029)            (3,619)
   Net realized gain on investments....................               -0-                -0-            (56,297)               -0-

CAPITAL STOCK TRANSACTIONS
   Net increase........................................        11,065,148          4,564,563         13,470,589          6,283,423
                                                            -------------     --------------     --------------     --------------
   Total increase......................................        12,860,039          4,819,712         14,309,473          6,718,828

NET ASSETS
   Beginning of period.................................         5,946,774          1,127,062          7,419,720            700,892
                                                            -------------     --------------     --------------     --------------
   End of period (including undistributed net
      investment income of $259,759, $90,277,
      $611,841 and $127,336, respectively).............     $  18,806,813     $    5,946,774     $   21,729,193     $    7,419,720
                                                            =============     ==============     ==============     ==============

-------------------------------------------------------------------------------
See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                               GROWTH INVESTORS PORTFOLIO    TECHNOLOGY PORTFOLIO  QUASAR PORTFOLIO
                                                            -------------------------------- --------------------  ----------------
                                                              YEAR ENDED        YEAR ENDED        PERIOD ENDED       PERIOD ENDED
                                                             DECEMBER 31,      DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                                 1996              1995            1996(a)              1996(b)
                                                            -------------     --------------   --------------       --------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income...............................     $     177,916     $       55,823   $      142,949       $       11,162
   Net realized gain (loss) on investment
      transactions.....................................           175,910             16,967         (355,160)              25,330
   Net realized loss on foreign currency
      transactions.....................................              (570)               -0-              -0-                  -0-
   Net change in unrealized appreciation of
      investments and foreign currency denominated
      assets and liabilities...........................           507,668            237,378        2,059,794              148,141
                                                            -------------     --------------   --------------       --------------
   Net increase in net assets from operations..........           860,924            310,168        1,847,583              184,633

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income...............................           (55,626)              (903)             -0-                  -0-
   Net realized gain on investments....................           (16,764)               -0-              -0-                  -0-

CAPITAL STOCK TRANSACTIONS
   Net increase........................................         4,942,686          4,348,053       26,235,848            8,657,184
                                                            -------------     --------------   --------------       --------------
   Total increase......................................         5,731,220          4,657,318       28,083,431            8,841,817

NET ASSETS
   Beginning of period.................................         4,978,116            320,798              -0-                  -0-
                                                            -------------     --------------   --------------       --------------
   End of period (including undistributed net
      investment income of $178,277, $55,987,
      $142,949 and $11,162, respectively)..............     $  10,709,336     $    4,978,116   $   28,083,431       $    8,841,817
                                                            =============     ==============    ==============       ==============

-------------------------------------------------------------------------------
(a)   Commencement of operations, January 11, 1996.
(b)   Commencement of operations, August 5, 1996.

See Notes to Financial Statements.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996
-------------------------------------------------------------------------------

NOTE A -SIGNIFICANT ACCOUNTING POLICIES
Alliance Variable Products Series Fund, Inc. (the "Fund"), was incorporated in the State of Maryland on November 17, 1987 as an open-end series investment company. The Fund had no operations prior to November 28, 1990. The Fund offers seventeen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Premier Growth Portfolio, Global Bond Portfolio, Growth and Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio, Total Return Portfolio, International Portfolio, Money Market Portfolio, Global Dollar Government Portfolio, North American Government Income Portfolio, Utility Income Portfolio, Growth Portfolio, Worldwide Privatization Portfolio, Conservative Investors Portfolio, Growth Investors Portfolio, Technology Portfolio and Quasar Portfolio (the "Portfolios"). The investment objectives of each Portfolio are as follows:

PREMIER GROWTH PORTFOLIO-seeks growth of capital employing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

GLOBAL BOND PORTFOLIO-seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

GROWTH AND INCOME PORTFOLIO-seeks reasonable current income and opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

SHORT-TERM MULTI-MARKET PORTFOLIO-seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO-seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. Government securities and other high grade debt securities.

TOTAL RETURN PORTFOLIO-seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. Government and agency obligations, bonds and senior debt securities.

INTERNATIONAL PORTFOLIO-seeks to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

MONEY MARKET PORTFOLIO-seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO-seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO-seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
-------------------------------------------------------------------------------

authorities. The Portfolio seeks high current yields by investing in government securities denominated in local currency and U.S. Dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar.

UTILITY INCOME PORTFOLIO-seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the "utilities industry." The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies.

GROWTH PORTFOLIO-seeks long-term growth of capital by investing primarily in common stocks and other equity securities.

WORLDWIDE PRIVATIZATION PORTFOLIO-seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.

CONSERVATIVE INVESTORS PORTFOLIO-seeks the highest total return without, in the view of the Fund's Adviser, undue risk to principal by investing in a diversified mix of publicly traded equity and fixed-income securities.

GROWTH INVESTORS PORTFOLIO-seeks the highest total return consistent with what the Fund's Adviser considers to be reasonable risk by investing in a diversified mix of publicly traded equity and fixed-income securities.

TECHNOLOGY PORTFOLIO-seeks growth of capital through investment in companies expected to benefit from advances in technology. The Portfolio invests principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

QUASAR PORTFOLIO-seeks growth of capital by pursuing aggressive investment policies. The Portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge, at each Portfolio's net asset value per share.

The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recent quoted bid and asked prices provided by the principal market makers. Publicly traded sovereign debt obligations are typically traded internationally on the over-the-counter market. Readily marketable sovereign debt obligations and fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Options are valued at market value or fair value using methods determined by the Board of Directors. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. OPTION WRITING
When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
-------------------------------------------------------------------------------

realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of unfavorable changes in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

The Portfolios isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net foreign exchange gains (losses) of $7,112, $536, $36,126, $(53,678),
$65,399, $(166,651), $(1,398), $944, $(18,329), $(4,003) and $(570) for the
Global Bond Portfolio, Growth and Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/ High Grade Securities Portfolio, International Portfolio, North American Government Income Portfolio, Utility Income Portfolio, Growth Portfolio, Worldwide Privatization Portfolio, Conservative Investors Portfolio and Growth Investors Portfolio, respectively, represent foreign exchange gains and losses from sales and maturities of securities, holding of foreign currencies, options on foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid.

Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities.

4. ORGANIZATION EXPENSES
Organization expenses of each Portfolio have been deferred and are being amortized on a straight-line basis as follows: Premier Growth Portfolio $27,506 through June 1997; U.S. Government/High Grade Securities Portfolio $24,384 through September 1997; Total Return Portfolio $24,384 through December 1997; International Portfolio $24,983 through December 1997; Money Market Portfolio $24,983 through December 1997; Global Dollar Government Portfolio $16,723 through April 1999; North American Government Income Portfolio $21,570 through April 1999; Utility Income Portfolio $15,299 through April 1999; Growth Portfolio $10,000 through September 1999; Worldwide Privatization Portfolio $10,000 through September 1999; Conservative Investors Portfolio $10,000 through October 1999, Growth Investors Portfolio $10,000 through October 1999, Technology Portfolio $21,500 through January 2001 and Quasar Portfolio $26,098 through August 2001.

5. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

6. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Security transactions

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
-------------------------------------------------------------------------------

are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

7. DIVIDENDS AND DISTRIBUTIONS
Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

-------------------------------------------------------------------------------

NOTE B - ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, each Portfolio pays Alliance Capital Management L.P., (the "Adviser"), an investment advisory fee, based on average net assets at the following annual rates: Premier Growth Portfolio, 1%; Global Bond Portfolio, .65 of 1%; Growth and Income Portfolio,
 .625 of 1%; Short-Term Multi-Market Portfolio, .55 of 1%; U.S. Government/High Grade Securities Portfolio, .60 of 1%; Total Return Portfolio, .625 of 1%; International Portfolio, 1%; Money Market Portfolio, .50 of 1%; Global Dollar Government Portfolio, .75 of 1%; North American Government Income Portfolio,
 .65 of 1%; Utility Income Portfolio, .75 of 1%; Growth Portfolio, .75 of 1%; Worldwide Privatization Portfolio, 1%; Conservative Investors Portfolio, .75 of 1%; Growth Investors Portfolio, .75 of 1%; Technology Portfolio, 1%; and Quasar Portfolio, 1%. Such fee is accrued daily and paid monthly. For the Global Bond Portfolio, the adviser has retained, under a sub-advisory agreement, a sub-adviser, AIGAM International Ltd., an affiliate of American International Group, Inc.

The Adviser voluntarily agreed to reimburse each Portfolio based on their respective average net assets for expenses exceeding .95% for the year ended December 31, 1996. Expense reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 1996, such reimbursements amounted to $174,999, $30,455, $1,981, $58,473, $13,684, $30,782, $292,872, $1,152,
$57,498, $51,957, $62,408, $8,160, $104,050, $69,878, $80,065, $82,377 and
$41,815 for the Premier Growth Portfolio, the Global Bond Portfolio, the Growth and Income Portfolio, the Short-Term Multi-Market Portfolio, the U.S. Government/High Grade Securities Portfolio, the Total Return Portfolio, the International Portfolio, the Money Market Portfolio, the Global Dollar Government Portfolio, the North American Government Income Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Technology Portfolio and the Quasar Portfolio, respectively.

Each Portfolio compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,108 for the Premier Growth Portfolio, the Global Bond Portfolio, the Short-Term Multi-Market Portfolio, the U.S. Government/High Grade Securities Portfolio, the Total Return Portfolio, the International Portfolio, the Money Market Portfolio, the Global Dollar Government Portfolio, the North American Government Income Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio and the Growth Investors Portfolio, and $101, $1,020, and $265 for the Growth and Income Portfolio, the Technology Portfolio and the Quasar Portfolio, respectively, for the year ended December 31, 1996.

Brokerage commissions paid for the year ended December 31, 1996 on securities transactions amounted to $90,253, $255,607, $260,435, $30,275, $31,907,
$287,449, $41,894, $23,162, $28,063, $10,847, and $12,207 on the Premier Growth
Portfolio, the Growth and Income Portfolio, the International Portfolio, the Total Return Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Technology Portfolio and the Quasar Portfolio, respectively, none of which was paid to affiliated brokers.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
-------------------------------------------------------------------------------

NOTE C - INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 1996 were as follows:

                                                      PURCHASES                                               SALES
                                             --------------------------------------       ---------------------------------------
                                                STOCKS AND          U.S. GOVERNMENT          STOCKS AND           U.S. GOVERNMENT
PORTFOLIO                                    DEBT OBLIGATIONS       AND AGENCIES          DEBT OBLIGATIONS          AND AGENCIES
---------                                    ----------------    ------------------       ----------------       ----------------
Premier Growth.............................  $     76,932,252      $             -0-      $     19,077,087      $             -0-
Global Bond................................        25,876,347              7,715,539            20,670,020              6,754,344
Growth and Income..........................       133,846,257                    -0-            66,379,710                    -0-
Short-Term Multi-Market....................         4,747,143              2,039,274             3,047,376              1,037,629
U.S. Government/High Grade Securities......        16,155,861             27,672,220             5,046,720             26,705,429
Total Return...............................        17,569,661              5,695,297             8,681,654                    -0-
International..............................        40,701,269                    -0-            16,619,578                    -0-
Global Dollar Government...................        12,122,336                    -0-             7,869,900                648,543
North American Government Income...........         1,974,847              2,359,969               303,083                    -0-
Utility Income.............................        15,284,351                    -0-             7,657,155                    -0-
Growth.....................................       149,805,845                    -0-            82,877,908                    -0-
Worldwide Privatization....................        14,801,255                    -0-             4,696,728                    -0-
Conservative Investors.....................        14,133,067             24,060,882             7,000,131             18,243,847
Growth Investors...........................        12,867,010              4,887,959             7,028,712              4,533,491
Technology ................................        20,274,849                    -0-             2,086,825                    -0-
Quasar.....................................         8,269,072                    -0-             1,137,358                    -0-

At December 31, 1996, the cost of investments for federal income tax purposes and the tax basis gross unrealized appreciation, depreciation and net unrealized appreciation (depreciation) were as follows:

                                                                                 GROSS UNREALIZED                           NET
                                                                      --------------------------------------            UNREALIZED
PORTFOLIO                                             COST              APPRECIATION           DEPRECIATION            APPRECIATION
---------                                       ----------------      ---------------      -----------------           ------------
Premier Growth................................  $     78,845,258      $    18,701,940      $     (1,491,373)            17,210,567
Global Bond...................................        17,098,659              373,397              (215,506)               157,891
Growth and Income.............................       113,631,858           14,293,546            (1,561,270)            12,732,276
Short-Term Multi-Market.......................         6,928,674               23,994               (22,475)                 1,519
U.S. Government/High Grade Securities.........        28,720,906              293,399              (222,601)                70,798
Total Return..................................        23,976,844            2,025,711              (271,208)             1,754,503
International.................................        42,921,329            3,781,471            (2,478,159)             1,303,312
Global Dollar Government......................         8,157,659              576,712              (190,999)               385,713
North American Government Income..............        15,384,697            1,181,185               (44,610)             1,136,575
Utility Income................................        13,527,111            1,322,090              (222,879)             1,099,211
Growth........................................       119,523,357           23,865,413            (3,721,548)            20,143,865
Worldwide Privatization.......................        17,044,295            1,914,087              (611,964)             1,302,123
Conservative Investors........................        20,833,450              977,550              (274,789)               702,761
Growth Investors..............................         9,945,041            1,087,158              (373,412)               713,746
Technology ...................................        25,712,675            3,257,456            (1,197,662)             2,059,794
Quasar........................................         8,360,595              347,940              (203,503)               144,437

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
-------------------------------------------------------------------------------

At December 31, 1996, for federal income tax purposes, the Premier Growth, Money Market, North American Government Income, Utility Income, Conservative Investors and Technology Portfolios had net capital loss carryforwards of $714,471, $343, $2,290, $46,396, $33,656 and $355,160 which expire in 2004, respec-tively. Short-Term Multi-Market had net capital loss carryforward of $1,097,934 (of which $5,518 expires in 2001, $150,822 expires in 2002, and
$941,594 expires in 2003).

The Global Bond, Short-Term Multi-Market, U.S. Government/High Grade Securities and North American Government Income Portfolios enter into forward exchange currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contract and the closing of such contract is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. The Fund's custodian will place and maintain cash not available for investment or government securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. At December 31, 1996, the outstanding forward exchange currency contracts were as follows:

GLOBAL BOND PORTFOLIO:

                                                                    CONTRACT       VALUE ON        U.S.$
                                                                     AMOUNT      ORIGINATION      CURRENT         UNREALIZED
FOREIGN CURRENCY SALE CONTRACTS                                       (000)          DATE          VALUE         APPRECIATION
-------------------------------                                     --------     -----------    ------------     ------------
Australian Dollars, expiring 1/06/97.............................      900       $   738,000     $  715,305       $   22,695
                                                                                                                 ============

SHORT-TERM MULTI-MARKET PORTFOLIO:
---------------------------------

                                                                    CONTRACT          VALUE ON         U.S.$         UNREALIZED
                                                                     AMOUNT         ORIGINATION       CURRENT       APPRECIATION
FOREIGN CURRENCY BUY CONTRACTS                                        (000)             DATE           VALUE       (DEPRECIATION)
------------------------------                                     -----------      -----------     -----------    --------------
Deutsche Marks, expiring 2/04/97.................................         586       $   380,025     $   381,645       $  1,620
Spanish Pesetas, expiring 3/27/97................................      22,000           167,647         169,126          1,479
Swiss Francs, expiring 1/06/97...................................         744           568,837         556,263        (12,574)

FOREIGN CURRENCY SALE CONTRACTS
Australian Dollars, expiring 1/09/97.............................         907           725,421         720,623          4,798
Canadian Dollars, expiring 1/21/97...............................         375           276,460         274,151          2,309
Deutsche Marks, expiring 1/27/97-2/04/97.........................       1,723         1,123,340       1,121,941          1,399
Finnish Markka, expiring 1/17/97.................................       1,178           257,994         256,441          1,553
French Francs, expiring 3/27/97..................................         882           168,852         170,807         (1,955)
New Zealand Dollars, expiring 1/21/97............................         200           140,070         141,206         (1,136)
Norwegian Krone, expiring 2/04/97................................       1,400           218,473         217,662            811
Spanish Pesetas, expiring 1/27/97................................      25,000           198,098         192,432          5,666
Swedish Krona, expiring 1/27/97..................................       2,059           311,903         302,329          9,574
Swiss Francs, expiring 1/06/97...................................         744           599,549         556,263         43,286
                                                                                                                      -----------
                                                                                                                      $ 56,830
                                                                                                                      ===========

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
-------------------------------------------------------------------------------

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO:

                                                   CONTRACT           VALUE ON          U.S.$
                                                    AMOUNT           ORIGINATION       CURRENT            UNREALIZED
FOREIGN CURRENCY SALE CONTRACTS                      (000)             DATE             VALUE            APPRECIATION
-------------------------------                   -----------    ---------------    --------------       ------------
Australian Dollars, expiring 2/25/97..............       767       $      621,914     $   609,580         $    12,334
                                                                                                          ===========


NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO:

                                                   CONTRACT           VALUE ON           U.S.$
                                                    AMOUNT           ORIGINATION        CURRENT           UNREALIZED
FOREIGN CURRENCY SALE CONTRACTS                      (000)             DATE              VALUE           APPRECIATION
-------------------------------                   -----------    ---------------    --------------       ------------
Canadian Dollars, expiring 1/31/97-3/12/97........     1,600       $    1,192,270     $ 1,171,623        $    20,647
                                                                                                          ===========

-------------------------------------------------------------------------------
NOTE D - CAPITAL STOCK

There are 900,000,000 shares of capital stock, $.001 par value per share of the Fund authorized. Transactions in capital stock were as follows:

                                                                               PREMIER GROWTH PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                      SHARES                                 AMOUNT
                                                       ------------------------------------    -----------------------------------
                                                         YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                        DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold............................................      3,544,816            2,743,464    $    57,846,653     $    42,977,782
Shares issued in reinvestment of dividends
   and distributions...................................      1,261,734               24,754         17,639,042             371,559
Shares redeemed........................................       (307,428)          (4,167,864)        (4,698,027)        (71,560,743)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase (decrease)................................      4,499,122           (1,399,646)   $    70,787,668     $   (28,211,402)
                                                       ===============      ===============    ===============     ===============

                                                                                 GLOBAL BOND PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                     SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                         YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold............................................        542,902              232,590    $     6,400,878     $     2,666,899
Shares issued in reinvestment of dividends
   and distributions...................................        122,714                6,352          1,344,941              72,090
Shares redeemed........................................        (73,483)             (31,126)          (850,289)           (336,122)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase...........................................        592,133              207,816    $     6,895,530     $     2,402,867
                                                       ===============      ===============    ===============     ===============

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
-------------------------------------------------------------------------------


                                                                               GROWTH AND INCOME PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                     SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold.........................................         4,431,728            2,176,403    $    69,859,324     $    31,126,890
Shares issued in reinvestment of dividends
   and distributions................................           897,017               79,180         12,943,948           1,083,182
Shares redeemed.....................................          (260,259)          (3,114,447)        (4,064,650)        (48,121,948)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase (decrease).............................         5,068,486             (858,864)   $    78,738,622     $   (15,911,876)
                                                       ===============      ===============    ===============     ===============

                                                                             SHORT-TERM MULTI-MARKET PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                     SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                         YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................            664,791              485,653    $     7,076,379     $     4,901,077
Shares issued in reinvestment of dividends
   and distributions...............................             36,156                  -0-            369,515                 -0-
Shares redeemed....................................           (336,158)          (2,299,084)        (3,579,806)        (23,525,996)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase (decrease)............................            364,789           (1,813,431)   $     3,866,088     $   (18,624,919)
                                                       ===============      ===============    ===============     ===============

                                                                   U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                    SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................          1,420,578            1,256,331    $    16,046,280     $    13,737,462
Shares issued in reinvestment of dividends
   and distributions...............................             84,596               13,708            911,097             149,970
Shares redeemed....................................           (426,894)            (330,322)        (4,785,385)         (3,618,557)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase.......................................          1,078,280              939,717    $    12,171,992     $    10,268,875
                                                       ===============      ===============    ===============     ===============

                                                                                 TOTAL RETURN PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                    SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................          1,193,848              610,625    $    15,859,123     $     7,402,831
Shares issued in reinvestment of dividends
   and distributions...............................             10,076                  866            132,799              10,089
Shares redeemed....................................            (78,997)             (39,552)        (1,065,291)           (472,522)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase.......................................          1,124,927              571,939    $    14,926,631     $     6,940,398
                                                       ===============      ===============    ===============     ===============

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
-------------------------------------------------------------------------------

                                                                                  INTERNATIONAL PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                    SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................          2,116,357              761,751    $    30,825,850     $    10,153,923
Shares issued in reinvestment of dividends
   and distributions...............................             27,149                4,039            400,715              52,908
Shares redeemed....................................           (342,716)            (154,693)        (5,029,748)         (2,057,700)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase.......................................          1,800,790              611,097    $    26,196,817     $     8,149,131
                                                       ===============      ===============    ===============     ===============

                                                                                   MONEY MARKET PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                    SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................        178,619,585           72,470,594   $    178,619,585     $    72,470,594
Shares issued in reinvestment of dividends.........          2,336,582              799,144          2,336,582             799,144
Shares redeemed....................................       (144,278,841)         (52,076,451)      (144,278,841)        (52,076,451)
                                                       ---------------      ---------------   ----------------     ---------------
Net increase.......................................         36,677,326           21,193,287   $     36,677,326     $    21,193,287
                                                       ===============      ===============   ================     ===============

                                                                             GLOBAL DOLLAR GOVERNMENT PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                    SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................            373,824              234,218    $     4,866,573     $     2,508,397
Shares issued in reinvestment of dividends
   and distributions...............................             17,037                2,647            204,610              28,002
Shares redeemed....................................            (89,291)             (37,201)        (1,150,935)           (398,577)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase.......................................            301,570              199,664    $     3,920,248     $     2,137,822
                                                       ===============      ===============    ===============     ===============

                                                                          NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
                                                      ---------------------------------------------------------------------------
                                                                    SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................            933,567              528,380    $    10,739,062     $     4,987,369
Shares issued in reinvestment of dividends
   and distributions...............................              4,805               15,806             53,576             144,624
Shares redeemed....................................           (283,721)            (287,428)        (3,240,140)         (2,656,476)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase.......................................            654,651              256,758    $     7,552,498     $     2,475,517
                                                       ===============      ===============    ===============     ===============

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
-------------------------------------------------------------------------------

                                                                                 UTILITY INCOME PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                    SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................            776,031              443,081    $     9,308,720     $     4,987,939
Shares issued in reinvestment of dividends
   and distributions...............................             20,206                1,762            237,823              19,131
Shares redeemed....................................           (146,278)             (50,420)        (1,759,199)           (557,510)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase.......................................            649,959              394,423    $     7,787,344     $     4,449,560
                                                       ===============      ===============    ===============     ===============

                                                                                    GROWTH PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                    SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................          4,744,489            2,718,920    $    74,657,741     $    35,309,744
Shares issued in reinvestment of dividends
   and distributions...............................            111,233                  874          1,737,459              10,912
Shares redeemed....................................           (292,788)             (64,342)        (4,471,934)           (844,007)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase.......................................          4,562,934            2,655,452    $    71,923,266     $    34,476,649
                                                       ===============      ===============    ===============     ===============

                                                                            WORLDWIDE PRIVATIZATION PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                    SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................            977,499              430,445    $    12,011,656     $     4,671,434
Shares issued in reinvestment of dividends
   and distributions...............................              7,424                  662             90,574               7,193
Shares redeemed....................................            (84,263)             (10,458)        (1,037,082)           (114,064)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase.......................................            900,660              420,649    $    11,065,148     $     4,564,563
                                                       ===============      ===============    ===============     ===============

                                                                             CONSERVATIVE INVESTORS PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                    SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................          1,387,334              600,037    $    15,999,200     $     6,706,928
Shares issued in reinvestment of dividends
   and distributions...............................             16,196                  328            183,326               3,620
Shares redeemed....................................           (234,084)             (39,275)        (2,711,937)           (427,125)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase.......................................          1,169,446              561,090    $    13,470,589     $     6,283,423
                                                       ===============      ===============    ===============     ===============

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONT'D)
-------------------------------------------------------------------------------

                                                                                GROWTH INVESTORS PORTFOLIO
                                                       ---------------------------------------------------------------------------
                                                                    SHARES                                 AMOUNT
                                                       ------------------------------------     ----------------------------------
                                                          YEAR ENDED          YEAR ENDED         YEAR ENDED           YEAR ENDED
                                                         DECEMBER 31,        DECEMBER 31,       DECEMBER 31,         DECEMBER 31,
                                                            1996                 1995               1996                1995
                                                       ---------------      ---------------    ---------------     ---------------
Shares sold........................................            646,812              407,129    $     7,777,769     $     4,571,141
Shares issued in reinvestment of dividends
   and distributions...............................              6,038                   83             72,389                 903
Shares redeemed....................................           (231,754)             (20,469)        (2,907,472)           (223,991)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase.......................................            421,096              386,743    $     4,942,686     $     4,348,053
                                                       ===============      ===============    ===============     ===============

                                                             TECHNOLOGY PORTFOLIO                      QUASAR PORTFOLIO
                                                       ------------------------------------     ----------------------------------
                                                           SHARES               AMOUNT             SHARES              AMOUNT
                                                       ---------------      ---------------     --------------     ---------------
                                                               JANUARY 11, 1996(A)                      AUGUST 5, 1996(A)
                                                              TO DECEMBER 31, 1996                    TO DECEMBER 31, 1996
                                                       ------------------------------------     ----------------------------------
Shares sold........................................          2,807,022      $    29,063,181            832,347     $     8,673,741
Shares redeemed....................................           (263,543)          (2,827,333)            (1,598)            (16,557)
                                                       ---------------      ---------------    ---------------     ---------------
Net increase.......................................          2,543,479      $    26,235,848            830,749     $     8,657,184
                                                       ===============      ===============    ===============     ===============

(a)   Commencement of operations.
-------------------------------------------------------------------------------

NOTE E - RECLASSIFICATION OF COMPONENTS OF NET ASSETS
As a result of permanent differences between accounting and tax regulations in the treatment of foreign currency transactions, short-term gains and tax returns of capital distributions, the portfolios made the following reclassifications during the year ended December 31, 1996:

                                                                                           UNDISTRIBUTED
                                                                                         (OVERDISTRIBUTED)        ACCUMULATED
                                                                          PAID-IN          NET INVESTMENT         NET REALIZED
PORTFOLIO                                                                 CAPITAL              INCOME              GAIN (LOSS)
---------                                                             ---------------    -----------------        ------------
Premier Growth..........................................              $     -0-            $     3,219            $   (3,219)
Global Bond.............................................                   (489)                58,206               (57,717)
Growth and Income.......................................                   (658)                (9,929)               10,587
Short-Term Multi-Market.................................                    -0-                 38,967               (38,967)
U.S. Government/High Grade Securities...................                    -0-                (54,050)               54,050
Total Return............................................                    -0-                    480                  (480)
International...........................................                    -0-                 67,673               (67,673)
Money Market............................................                    -0-                    243                  (243)
Global Dollar Government................................                    -0-                  3,929                (3,929)
North American Government Income........................                    -0-               (163,970)              163,970
Utility Income..........................................                    -0-                 (2,181)                2,181
Growth..................................................                    -0-                (86,022)               86,022
Worldwide Privatization.................................                    -0-                 48,688               (48,688)
Conservative Investors..................................                    -0-                 (3,931)                3,931
Growth Investors........................................                    -0-                   (577)                  577
Technology .............................................                    (10)                    10                   -0-

Net investment income, net realized gains and net assets were not affected by the reclassifications.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------

                                                                                      PREMIER GROWTH PORTFOLIO
                                                                 ------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,             JUNE 26, 1992(A)
                                                                 ------------------------------------------------        TO
                                                                  1996         1995          1994          1993   DECEMBER 31, 1992
                                                                 -------     --------      --------      -------- -----------------
Net asset value, beginning of period...........................  $  17.80     $   12.37     $   12.79     $   11.38    $  10.00
                                                                 --------     ---------     ---------     ---------    --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)...................................       .08 (c)       .09 (c)       .03 (c)       -0-         .06 (c)
   Net realized and unrealized gain (loss) on investments......      3.29          5.44          (.41)         1.43        1.32
                                                                 --------     ---------     ---------     ---------    --------
   Net increase (decrease) in net asset value from operations..      3.37          5.53          (.38)         1.43        1.38
                                                                 --------     ---------     ---------     ---------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income........................      (.10)         (.03)         (.01)         (.01)        -0-
   Distributions from net realized gains.......................     (5.37)         (.07)         (.03)         (.01)        -0-
                                                                 --------     ---------     ---------     ---------    --------
   Total dividends and distributions...........................     (5.47)         (.10)         (.04)         (.02)        -0-
                                                                 --------     ---------     ---------     ---------    --------
   Net asset value, end of period..............................  $  15.70     $   17.80     $   12.37     $   12.79    $  11.38
                                                                 ========     =========     =========     =========    ========
TOTAL RETURN
   Total investment return based on net asset value (d)........     22.70%        44.85%       (2.96)%        12.63%      13.80%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)...................    $96,434      $29,278        $37,669      $13,659       $3,760
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements...............       .95%          .95%          .95%         1.18%        .95%(e)
     Expenses, before waivers and reimbursements...............      1.23%         1.19%         1.40%         2.05%       4.20%(e)
     Net investment income.....................................       .52%          .55%          .42%          .22%        .96%(e)
   Portfolio turnover rate.....................................        32%           97%           38%           42%         14%
   Average commission rate paid (f)............................    $.0609           -0-           -0-           -0-         -0-

                                                                                    GLOBAL BOND PORTFOLIO
                                                                ------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------------
                                                                  1996          1995          1994           1993            1992
                                                                --------      --------      --------       --------        ------
Net asset value, beginning of period........................... $  12.15      $    9.82     $   11.33      $   11.24      $  11.10
                                                                --------      ---------     ---------      ---------      --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)...................................      .67 (c)        .69 (c)       .57 (c)        .77 (c)       .64
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions.........................      .01           1.73         (1.16)           .43          (.13)
                                                                --------      ---------     ---------      ---------      --------
   Net increase (decrease) in net asset value from operations..      .68           2.42          (.59)          1.20           .51
                                                                --------      ---------     ---------      ---------      --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income........................     (.84)          (.09)         (.62)          (.85)         (.28)
   Distributions from net realized gains.......................     (.25)           -0-          (.30)          (.26)         (.09)
                                                                --------      ---------     ---------      ---------      --------
   Total dividends and distributions...........................    (1.09)          (.09)         (.92)         (1.11)         (.37)
                                                                --------      ---------     ---------      ---------      --------
   Net asset value, end of period.............................. $  11.74      $   12.15     $    9.82      $   11.33      $  11.24
                                                                ========      =========     =========      =========      ========
TOTAL RETURN
   Total investment return based on net asset value (d)........     6.21%         24.73%        (5.16)%        11.15%         4.87%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)...................   $18,117       $11,553         $7,298        $6,748         $5,876
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements...............      .94%           .95%          .95%          1.50%         1.50%
     Expenses, before waivers and reimbursements...............     1.15%          1.77%         2.05%          1.50%         1.97%
     Net investment income.....................................     5.76%          6.22%         6.01%          4.85%         5.85%
   Portfolio turnover rate.....................................      191%           262%          102%           125%           78%

-------------------------------------------------------------------------------
See footnote summary on page B-81.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------

                                                                                GROWTH AND INCOME PORTFOLIO
                                                                --------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------------
                                                                  1996        1995         1994         1993            1992
                                                                --------    --------     --------     --------        --------
Net asset value, beginning of period........................... $  15.79    $   11.85    $   12.18    $   10.99       $  10.35
                                                                --------    ---------    ---------    ---------       --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)...................................      .24 (c)      .27 (c)      .10 (c)      .01 (c)        .10 (c)
   Net realized and unrealized gain (loss) on investments......     3.18         3.94         (.16)        1.27            .71
                                                                --------    ---------    ---------    ---------       --------
   Net increase (decrease) in net asset value from operations..     3.42         4.21         (.06)        1.28            .81
                                                                --------    ---------    ---------    ---------       --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income........................     (.25)        (.13)        (.10)        (.06)          (.17)
   Distributions from net realized gains.......................    (2.56)        (.14)        (.17)        (.03)           -0-
                                                                --------    ---------    ---------    ---------       --------
   Total dividends and distributions...........................    (2.81)        (.27)        (.27)        (.09)          (.17)
                                                                --------    ---------    ---------    ---------       --------
   Net asset value, end of period.............................. $  16.40    $   15.79    $   11.85    $   12.18       $  10.99
                                                                ========    =========    =========    =========       ========
TOTAL RETURN
   Total investment return based on net asset value (d)........    24.09%       35.76%        (.35)%      11.69%          7.92%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)...................  $126,729     $41,993       $41,702     $22,756         $7,803
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements...............      .82%         .79%         .90%        1.18%           .99%
     Expenses, before waivers and reimbursements...............      .82%         .79%         .91%        1.28%          2.09%
     Net investment income.....................................     1.58%        1.95%        1.71%        1.76%          2.42%
   Portfolio turnover rate.....................................       87%         150%          95%          69%            49%
   Average commission rate paid (f)............................   $.0602           -0-          -0-          -0-            -0-

                                                                             SHORT-TERM MULTI-MARKET PORTFOLIO
                                                                --------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                                --------------------------------------------------------------
                                                                  1996          1995          1994         1993         1992
                                                                --------      --------      --------     --------     --------
Net asset value, beginning of period........................... $  10.58      $    9.91     $   11.07    $   10.77    $  10.68
                                                                --------      ---------     ---------    ---------    --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)...................................      .64 (c)        .82 (c)       .47 (c)      .28 (c)     .63 (c)
   Net realized and unrealized gain (loss) on investments
     and foreign currency transactions.........................      .33           (.15)        (1.16)         .43        (.54)
                                                                --------      ---------     ---------    ---------    --------
   Net increase (decrease) in net asset value from operations..      .97            .67          (.69)         .71         .09
                                                                --------      ---------     ---------    ---------    --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income........................     (.82)           -0-          (.46)        (.41)        -0-
   Return of capital...........................................      -0-            -0-          (.01)         -0-         -0-
                                                                --------      ---------     ---------    ---------    --------
   Total dividends and distributions...........................     (.82)           -0-          (.47)        (.41)        -0-
                                                                --------      ---------     ---------    ---------    --------
   Net asset value, end of period.............................. $  10.73      $   10.58     $    9.91    $   11.07    $  10.77
                                                                ========      =========     =========    =========    ========
TOTAL RETURN
   Total investment return based on net asset value (d)........     9.57%          6.76%        (6.51)%       6.62%        .84%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)...................   $7,112         $3,152       $20,921      $23,560     $14,841
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements...............      .95%           .95%          .94%        1.17%        .99%
     Expenses, before waivers and reimbursements...............     2.09%          1.30%          .99%        1.24%       1.66%
     Net investment income.....................................     6.03%          8.22%         6.52%        6.39%       7.18%
   Portfolio turnover rate.....................................      159%           379%          134%         210%        153%

-------------------------------------------------------------------------------
See footnote summary on page B-81.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------

                                                                          U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                                                               --------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,           SEPTEMBER 17, 1992(A)
                                                               ----------------------------------------------          TO
                                                                 1996        1995         1994         1993     DECEMBER 31, 1992
                                                               --------    --------     --------     -------- ---------------------
Net asset value, beginning of period...........................$  11.66    $    9.94    $   10.72    $    9.89      $  10.00
                                                               --------    ---------    ---------    ---------      --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)...................................     .66 (c)      .65 (c)      .28 (c)      .43 (c)       .14 (c)
   Net realized and unrealized gain (loss) on investments......    (.39)        1.25         (.71)         .48          (.25)
                                                               --------    ---------    ---------    ---------      --------
   Net increase (decrease) in net asset value from operations..     .27         1.90         (.43)         .91          (.11)
                                                               --------    ---------    ---------    ---------      --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income........................    (.28)        (.18)        (.21)        (.08)          -0-
   Distributions from net realized gains.......................    (.13)         -0-         (.14)         -0-           -0-
                                                               --------    ---------    ---------    ---------      --------
   Total dividends and distributions...........................    (.41)        (.18)        (.35)        (.08)          -0-
                                                               --------    ---------    ---------    ---------      --------
   Net asset value, end of period..............................$  11.52    $   11.66    $    9.94    $   10.72      $   9.89
                                                               ========    =========    =========    =========      ========
TOTAL RETURN
   Total investment return based on net asset value (d)........    2.55%       19.26%       (4.03)%       9.20%        (1.10)%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)................... $29,150      $16,947       $5,101       $1,350          $785
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements...............     .92%         .95%         .95%        1.16%          .95% (e)
     Expenses, before waivers and reimbursements...............     .98%        1.58%        3.73%        5.42%        11.56% (e)
     Net investment income.....................................    5.87%        5.96%        5.64%        4.59%         4.82% (e)
   Portfolio turnover rate.....................................     137%          68%          32%         177%           13%

                                                                                     TOTAL RETURN PORTFOLIO
                                                                -----------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,           DECEMBER 28, 1992(A)
                                                                ----------------------------------------------         TO
                                                                  1996        1995         1994         1993    DECEMBER 31, 1992
                                                                --------    --------     --------     --------  -----------------
Net asset value, beginning of period........................... $  12.80    $   10.41    $   10.97    $   10.01       $  10.00
                                                                --------    ---------    ---------    ---------       --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)...................................      .27 (c)      .36 (c)      .15 (c)      .15 (c)        .01
   Net realized and unrealized gain (loss) on investments......     1.66         2.10         (.56)         .81            -0-
                                                                --------    ---------    ---------    ---------       --------
   Net increase (decrease) in net asset value from operations..     1.93         2.46         (.41)         .96            .01
                                                                --------    ---------    ---------    ---------       --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income........................     (.07)        (.07)        (.09)         -0-            -0-
   Distributions from net realized gains.......................     (.03)         -0-         (.06)         -0-            -0-
                                                                --------    ---------    ---------    ---------       --------
   Total dividends and distributions...........................     (.10)        (.07)        (.15)         -0-            -0-
                                                                --------    ---------    ---------    ---------       --------
   Net asset value, end of period.............................. $  14.63    $   12.80    $   10.41    $   10.97       $  10.01
                                                                ========    =========    =========    =========       ========
TOTAL RETURN
   Total investment return based on net asset value (d)........    15.17%       23.67%       (3.77)%       9.59%           .10%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)...................   25,875       $8,242         $750         $360            $95
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements...............      .95%         .95%         .95%        1.20%             0%
     Expenses, before waivers and reimbursements...............     1.12%        4.49%       19.49%       25.96%             0%
     Net investment income.....................................     2.76%        3.16%        2.29%        1.45%          2.21%(e)
   Portfolio turnover rate.....................................       57%          30%          83%          25%             0%
   Average commission rate paid (f)............................   $.0593           -0-          -0-          -0-            -0-

-------------------------------------------------------------------------------
See footnote summary on page B-81.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------

                                                                                    INTERNATIONAL PORTFOLIO
                                                          ------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,               DECEMBER 28, 1992(A)
                                                          ---------------------------------------------------          TO
                                                            1996          1995          1994           1993     DECEMBER 31, 1992
                                                          --------      --------      --------       --------   -----------------
Net asset value, beginning of period......................$  14.07      $   12.88     $   12.16      $   10.00       $  10.00
                                                          --------      ---------     ---------      ---------       --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)..............................     .19 (c)        .18 (c)       .10 (c)        .03 (c)        -0-
   Net realized and unrealized gain on investments and
     foreign currency transactions........................     .83           1.08           .72 (g)       2.13            -0-
                                                          --------      ---------     ----------     ---------       --------
   Net increase in net asset value from operations........    1.02           1.26           .82           2.16            -0-
                                                          --------      ---------     ---------      ---------       --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income...................    (.08)          (.03)         (.02)           -0-            -0-
   Distributions from net realized gains..................    (.12)          (.04)         (.08)           -0-            -0-
                                                          --------      ---------     ---------      ---------       --------
   Total dividends and distributions......................    (.20)          (.07)         (.10)           -0-            -0-
                                                          --------      ---------     ---------      ---------       --------
   Net asset value, end of period.........................$  14.89      $   14.07     $   12.88      $   12.16       $  10.00
                                                          ========      =========     =========      =========       ========
TOTAL RETURN
   Total investment return based on net asset value (d)...    7.25%          9.86%         6.70%         21.60%             0%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted).............. $44,324        $16,542        $7,276           $688            $79
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements..........     .95%           .95%          .95%          1.20%             0%
     Expenses, before waivers and reimbursements..........    1.91%          2.99%         7.26%         39.28%             0%
     Net investment income................................    1.29%          1.41%          .90%           .26%          2.07% (e)
   Portfolio turnover rate................................      60%            87%           95%            85%             0%
   Average commission rate paid (f).......................  $.0431             -0-           -0-            -0-            -0-

                                                                                    MONEY MARKET PORTFOLIO
                                                        ------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,               DECEMBER 28, 1992(A)
                                                          ---------------------------------------------------          TO
                                                            1996          1995          1994           1993     DECEMBER 31, 1992
                                                          --------      --------      --------       --------   -----------------
Net asset value, beginning of period.....................  $  1.00      $    1.00     $    1.00      $    1.00       $   1.00
                                                           -------      ---------     ---------      ---------       --------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).............................      .05            .05           .03            .22            -0-
   Net realized and unrealized gain on investments.......      -0-            -0-           -0-            -0-            -0-
                                                           -------      ---------     ---------      ---------       --------
   Net increase in net asset value from operations.......      .05            .05           .03            .22            -0-
                                                           -------      ---------     ---------      ---------       --------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income..................     (.05)          (.05)         (.03)          (.22)           -0-
   Distributions from net realized gains.................      -0-            -0-           -0-            -0-            -0-
                                                           -------      ---------     ---------      ---------       --------
   Total dividends and distributions.....................     (.05)          (.05)         (.03)          (.22)           -0-
                                                           -------      ---------     ---------      ---------       --------
   Net asset value, end of period........................  $  1.00      $    1.00     $    1.00      $    1.00       $   1.00
                                                           =======      =========     =========      =========       ========
TOTAL RETURN
   Total investment return based on net asset value (d)..      4.71%         4.97%          3.27%         2.25%           .02%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted).............   $64,769       $28,092         $6,899          $102            $30
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.........      .69%           .95%          .95%          1.16%             0%
     Expenses, before waivers and reimbursements.........      .69%          1.07%         4.46%         68.14%             0%
     Net investment income...............................     4.64%          4.85%         3.98%          2.15%          3.05%(e)
   Portfolio turnover rate...............................        0%             0%            0%             0%             0%

-------------------------------------------------------------------------------
See footnote summary on page B-81.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------

                                                                                   GLOBAL DOLLAR GOVERNMENT PORTFOLIO
                                                                           -----------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,         MAY 2, 1994(A)
                                                                           ------------------------------             TO
                                                                              1996                1995         DECEMBER 31, 1994
                                                                           ---------           ----------      -----------------
Net asset value, beginning of period...................................    $   11.95           $     9.84           $   10.00
                                                                           ---------           ----------           ---------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)...........................................         1.10 (c)              .92 (c)             .36 (c)
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions.....................         1.78                 1.32                (.52)
                                                                           ---------           ----------           ---------
   Net increase (decrease) in net asset value from operations..........         2.88                 2.24                (.16)
                                                                           ---------           ----------           ---------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income................................         (.48)                (.13)                -0-
   Distributions from net realized gains...............................         (.03)                 -0-                 -0-
                                                                           ---------           ----------           ---------
   Total dividends and distributions...................................         (.51)                (.13)                -0-
                                                                           ---------           ----------           ---------
   Net asset value, end of period......................................    $   14.32           $    11.95           $    9.84
                                                                           =========           ==========           =========
TOTAL RETURN
   Total investment return based on net asset value (d)................        24.90%               22.98%              (1.60)%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)...........................       $8,847               $3,778              $1,146
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.......................          .95%                 .95%                .95% (e)
     Expenses, before waivers and reimbursements.......................         1.97%                4.82%              15.00% (e)
     Net investment income.............................................         8.53%                8.65%               6.02% (e)
   Portfolio turnover rate.............................................          155%                  13%                  9%

                                                                                  NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
                                                                           -----------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,         MAY 3, 1994(A)
                                                                           ------------------------------             TO
                                                                              1996                1995         DECEMBER 31, 1994
                                                                           ---------           ----------      -----------------
Net asset value, beginning of period...................................    $   10.48           $     8.79           $   10.00
                                                                           ---------           ----------           ---------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)...........................................         1.26 (c)             1.13 (c)             .50 (c)
   Net realized and unrealized gain (loss) on
     investments and foreign currency transactions.....................          .69                  .83               (1.71)
                                                                           ---------           ----------           ---------
   Net increase (decrease) in net asset value from operations..........         1.95                 1.96               (1.21)
                                                                           ---------           ----------           ---------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income................................         (.05)                (.27)                -0-
   Distributions from net realized gains...............................         (.00)                 -0-                 -0-
                                                                           ---------           ----------           ---------
   Total dividends and distributions...................................         (.05)                (.27)                -0-
                                                                           ---------           ----------           ---------
   Net asset value, end of period......................................    $   12.38           $    10.48           $    8.79
                                                                           =========           ==========           =========
TOTAL RETURN
   Total investment return based on net asset value (d)................        18.70%               22.71%             (12.10)%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)...........................      $16,696               $7,278              $3,848
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.......................          .95%                 .95%                .95% (e)
     Expenses, before waivers and reimbursements.......................         1.41%                2.57%               4.43% (e)
     Net investment income.............................................        11.04%               12.24%               8.49% (e)
   Portfolio turnover rate.............................................            4%                  35%                 15%

-------------------------------------------------------------------------------
See footnote summary on page B-81.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------

                                                                                     UTILITY INCOME PORTFOLIO
                                                                     -------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,           MAY 10, 1994(a)
                                                                     -----------------------------                TO
                                                                        1996                1995           DECEMBER 31, 1994
                                                                     ---------           ----------        -----------------
Net asset value, beginning of period..............................   $   12.01           $     9.96           $   10.00
                                                                     ---------           ----------           ---------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)......................................         .31 (c)              .30 (c)             .28 (c)
   Net realized and unrealized gain (loss) on investments.........         .62                 1.83                (.32)
                                                                     ---------           ----------           ---------
   Net increase (decrease) in net asset value from operations.....         .93                 2.13                (.04)
                                                                     ---------           ----------           ---------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income...........................        (.09)                (.08)                -0-
   Distributions from net realized gains..........................        (.16)                 -0-                 -0-
                                                                     ---------           ----------           ---------
   Total dividends and distributions..............................        (.25)                (.08)                -0-
                                                                     ---------           ----------           ---------
   Net asset value, end of period.................................   $   12.69           $    12.01           $    9.96
                                                                     =========           ==========           =========
TOTAL RETURN
   Total investment return based on net asset value (d)...........        7.88%               21.45%               (.40)%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)......................     $14,857               $6,251              $1,254
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements..................         .95%                 .95%                .95% (e)
     Expenses, before waivers and reimbursements..................        1.51%                3.79%              15.98% (e)
     Net investment income........................................        2.61%                2.73%               4.62% (e)
   Portfolio turnover rate........................................          75%                 138%                 31%
   Average commission rate paid (f)...............................      $.0579                  -0-                 -0-


                                                                                           GROWTH PORTFOLIO
                                                                     ---------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,        SEPTEMBER 15, 1994(a)
                                                                      ------------------------------              TO
                                                                        1996                1995           DECEMBER 31, 1994
                                                                     ---------           ----------     ----------------------
Net asset value, beginning of period..............................   $   14.23           $    10.53           $   10.00
                                                                     ---------           ----------           ---------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)......................................         .06 (c)              .17 (c)             .03 (c)
   Net realized and unrealized gain on investments................        3.95                 3.54                 .50
                                                                     ---------           ----------           ---------
   Net increase in net asset value from operations................        4.01                 3.71                 .53
                                                                     ---------           ----------           ---------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income...........................        (.04)                (.01)                -0-
   Distributions from net realized gains..........................        (.28)                 -0-                 -0-
                                                                     ---------           ----------           ---------
   Total dividends and distributions..............................        (.32)                (.01)                -0-
                                                                     ---------           ----------           ---------
   Net asset value, end of period.................................   $   17.92           $    14.23           $   10.53
                                                                     =========           ==========           =========
TOTAL RETURN
   Total investment return based on net asset value (d)...........       28.49%               35.23%               5.30%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)......................    $138,688              $45,220              $5,492
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements..................         .93%                 .95%                .95% (e)
     Expenses, before waivers and reimbursements..................         .93%                1.27%               4.19% (e)
     Net investment income........................................         .35%                1.31%               1.17% (e)
   Portfolio turnover rate........................................          98%                  86%                 25%
   Average commission rate paid (f)...............................      $.0578                  -0-                 -0-

-------------------------------------------------------------------------------
See footnote summary on page B-81.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------

                                                                                      WORLDWIDE PRIVATIZATION PORTFOLIO
                                                                         --------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,        SEPTEMBER 23, 1994(a)
                                                                         ------------------------------             TO
                                                                            1996                1995          DECEMBER 31, 1994
                                                                         ---------           ----------     ---------------------
Net asset value, beginning of period...................................  $   11.17           $    10.10           $   10.00
                                                                         ---------           ----------           ---------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)...........................................        .28 (c)              .32 (c)             .10 (c)
   Net realized and unrealized gain on investments.....................       1.78                  .78                 -0-
                                                                         ---------           ----------           ---------
   Net increase in net asset value from operations.....................       2.06                 1.10                 .10
                                                                         ---------           ----------           ---------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income................................       (.10)                (.03)                -0-
   Distributions from net realized gains...............................        -0-                  -0-                 -0-
                                                                         ---------           ----------           ---------
   Total dividends and distributions...................................       (.10)                (.03)                -0-
                                                                         ---------           ----------           ---------
   Net asset value, end of period......................................  $   13.13           $    11.17           $   10.10
                                                                         =========           ==========           =========
TOTAL RETURN
   Total investment return based on net asset value (d)................      18.51%               10.87%               1.00%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)...........................    $18,807               $5,947              $1,127
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.......................        .95%                 .95%                .95% (e)
     Expenses, before waivers and reimbursements.......................       1.85%                4.17%              18.47% (e)
     Net investment income.............................................       2.26%                2.96%               4.27% (e)
   Portfolio turnover rate.............................................         47%                  23%                  0%
   Average commission rate paid (f)....................................     $.0148                  -0-                 -0-



                                                                                     CONSERVATIVE INVESTORS PORTFOLIO
                                                                         --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,         OCTOBER 28, 1994(a)
                                                                         -------------------------------              TO
                                                                           1996                 1995           DECEMBER 31, 1994
                                                                         ---------           ----------       -------------------
Net asset value, beginning of period...................................  $   11.76           $    10.07           $   10.00
                                                                         ---------           ----------           ---------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b)...........................................        .45 (c)              .51 (c)             .06 (c)
   Net realized and unrealized gain (loss) on investments..............       (.01) (g)            1.20                 .01
                                                                         ---------           ----------           ---------
   Net increase in net asset value from operations.....................        .44                 1.71                 .07
                                                                         ---------           ----------           ---------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income................................       (.09)                (.02)                -0-
   Distributions from net realized gains...............................       (.04)                 -0-                 -0-
                                                                         ---------           ----------           ---------
   Total dividends and distributions...................................       (.13)                (.02)                -0-
                                                                         ---------           ----------           ---------
   Net asset value, end of period......................................  $   12.07           $    11.76           $   10.07
                                                                         =========           ==========           =========
TOTAL RETURN
   Total investment return based on net asset value (d)................       3.79%               16.99%               0.70%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted)...........................    $21,729               $7,420                $701
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.......................        .95%                 .95%                .95% (e)
     Expenses, before waivers and reimbursements.......................       1.40%                4.25%              20.35% (e)
     Net investment income.............................................       3.93%                4.65%               3.55% (e)
   Portfolio turnover rate.............................................        211%                  61%                  2%
   Average commission rate paid (f)....................................     $.0578                  -0-                 -0-


-------------------------------------------------------------------------------
See footnote summary on page B-81.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------


                                                                                            GROWTH INVESTORS PORTFOLIO
                                                                             -------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,         OCTOBER 28, 1994(A)
                                                                             ------------------------------               TO
                                                                               1996                 1995           DECEMBER 31, 1994
                                                                             ---------           ----------       ------------------
Net asset value, beginning of period.............................            $   11.87           $     9.86           $   10.00
                                                                             ---------           ----------           ---------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).....................................                  .24 (c)              .35 (c)             .04 (c)
   Net realized and unrealized gain (loss) on investments........                  .72                 1.67                (.18)
                                                                             ---------           ----------           ---------
   Net increase (decrease) in net asset value from operations....                  .96                 2.02                (.14)
                                                                             ---------           ----------           ---------
LESS: DIVIDENDS AND DISTRIBUTIONS
   Dividends from net investment income..........................                 (.07)                (.01)                -0-
   Distributions from net realized gains.........................                 (.02)                 -0-                 -0-
                                                                             ---------           ----------           ---------
   Total dividends and distributions.............................                 (.09)                (.01)                -0-
                                                                             ---------           ----------           ---------
   Net asset value, end of period................................            $   12.74           $    11.87           $    9.86
                                                                             =========           ==========           =========
TOTAL RETURN
   Total investment return based on net asset value (d)..........                 8.18%               20.48%              (1.40)%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted).....................              $10,709               $4,978                $321
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.................                  .95%                 .95%                .95% (e)
     Expenses, before waivers and reimbursements.................                 1.85%                6.17%              41.62% (e)
     Net investment income.......................................                 2.01%                3.21%               2.29% (e)
   Portfolio turnover rate.......................................                  160%                  50%                  3%
   Average commission rate paid (f)..............................               $.0562                  -0-                 -0-





                                                                       TECHNOLOGY PORTFOLIO         QUASAR PORTFOLIO
                                                                        JANUARY 11, 1996(A)         AUGUST 5, 1996(A)
                                                                        TO DECEMBER 31, 1996      TO DECEMBER 31, 1996
                                                                        --------------------      --------------------

Net asset value, beginning of period.............................            $   10.00                 $   10.00
                                                                             ---------                 ---------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (b).....................................                  .11 (c)                   .04 (c)
   Net realized and unrealized gain on investments...............                  .93                       .60
                                                                             ---------                 ---------
   Net increase in net asset value from operations...............                 1.04                       .64
                                                                             ---------                 ---------
   Net asset value, end of period................................            $   11.04                 $   10.64
                                                                             =========                 =========
TOTAL RETURN
   Total investment return based on net asset value (d)..........                10.40%                     6.40%
RATIOS/SUPPLEMENTAL DATA
   Net assets, end of period (000's omitted).....................              $28,083                    $8,842
   Ratio to average net assets of:
     Expenses, net of waivers and reimbursements.................                  .95% (e)                  .95% (e)
     Expenses, before waivers and reimbursements.................                 1.62% (e)                 4.44% (e)
   Net investment income.........................................                 1.17% (e)                  .93% (e)
   Portfolio turnover rate.......................................                   22%                       40%
   Average commission rate paid (f)..............................               $.0553                    $.0511


-------------------------------------------------------------------------
See footnote summary on page B-81.

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------


FOOTNOTE SUMMARY:

(a)  Commencement of operations.
(b)  Net of expenses reimbursed or waived by the investment adviser.
(c)  Based on average shares outstanding.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e)  Annualized.
(f) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.
(g) The amount shown in this caption for a share outstanding throughout the period may not accord with the change in realized and unrealized gains and losses in the portfolio securities for the period because of timing of sales and repurchases of portfolio shares in relation to fluctuating market values for the portfolio.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

-------------------------------------------------------------------------------


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alliance Variable Products Series Fund, Inc. (the "Fund"), (comprising, respectively, Premier Growth, Global Bond, Growth and Income, Short-Term Multi-Market, U.S. Government/High Grade Securities, Total Return, International, Money Market, Global Dollar Government, North American Government Income, Utility Income, Growth, Worldwide Privatization, Conservative Investors, Growth Investors, Technology and Quasar Portfolios), as of December 31, 1996, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Alliance Variable Products Series Fund, Inc. at December 31, 1996, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


Ernst & Young


New York, New York
February 7, 1997


-------------------------------------------------------------------------------


FEDERAL INCOME TAX INFORMATION (UNAUDITED)
The following Portfolios of the Fund hereby designate the respective amounts per share as long-term capital gain distributions during the taxable year ended December 31, 1996:





                                            PER SHARE
                                            ---------
Premier Growth                               $ 2.48
Global Bond                                  $  .06
Growth and Income                            $ 1.14
U.S. Government/High Grade Securities        $  .02
Total Return                                 $  .01
International                                $  .05
Global Dollar                                $  .01
Utility                                      $  .01
Growth                                       $  .03
Conservative Investors                       $  .00
Growth Investors                             $  .01


                  ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
-------------------------------------------------------------------------------


BOARD OF DIRECTORS
JOHN D. CARIFA, Chairman and President
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, Senior Vice President
ALFRED L. HARRISON, Senior Vice President
ALAN LEVI, Senior Vice President
WAYNE D. LYSKI, Senior Vice President
DEBRA G. ACKERMAN, Vice President
GREGORY ALLISON, Vice President
STEVEN BEINHACKER, Vice President
MARK H. BREEDON, Vice President
PAUL J. DENOON, Vice President
ROBERT G. HEISTERBERG, Vice President
DOUGLAS J. PEEBLES, Vice President
PAMELA F. RICHARDSON, Vice President
PAUL RISSMAN, Vice President
TYLER J. SMITH, Vice President
EDMUND P. BERGAN, JR., Secretary
MARK D. GERSTEN, Treasurer & Chief Financial Officer
LAURA MAH, Controller

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672



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(1)   Member of the Audit Committee.



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